SPDR® SERIES TRUST (THE “TRUST”)
STATEMENT OF ADDITIONAL INFORMATION
Dated October 31, 2011
This Statement of Additional Information (“SAI”) is not a prospectus. With respect to each of the Trust’s series portfolios listed below, this SAI should be read in conjunction with the prospectuses dated October 31, 2011, as may be revised from time to time. Each of the foregoing prospectuses may be referred to herein as a “Prospectus.”

EQUITY ETFs	TICKER	FIXED INCOME ETFs	TICKER
SPDR DOW JONES TOTAL MARKET ETF	TMW	SPDR BARCLAYS CAPITAL 1-3 MONTH T-BILL ETF	BIL
SPDR DOW JONES LARGE CAP ETF	ELR	SPDR BARCLAYS CAPITAL TIPS ETF	IPE
SPDR S&P® 500 GROWTH ETF	SPYG	SPDR BARCLAYS CAPITAL SHORT TERM TREASURY ETF	SST
SPDR S&P 500 VALUE ETF	SPYV	SPDR BARCLAYS CAPITAL INTERMEDIATE TERM TREASURY ETF	ITE
SPDR DOW JONES MID CAP ETF	EMM
SPDR S&P 400 MID CAP GROWTH ETF	MDYG	SPDR BARCLAYS CAPITAL LONG TERM TREASURY ETF	TLO
SPDR S&P 400 MID CAP VALUE ETF	MDYV	SPDR BARCLAYS CAPITAL SHORT TERM CORPORATE BOND ETF	SCPB
SPDR S&P 600 SMALL CAP ETF	SLY
SPDR S&P 600 SMALL CAP GROWTH ETF	SLYG	SPDR BARCLAYS CAPITAL INTERMEDIATE TERM CORPORATE BOND ETF	ITR
SPDR S&P 600 SMALL CAP VALUE ETF	SLYV
SPDR GLOBAL DOW ETF	DGT	SPDR BARCLAYS CAPITAL LONG TERM CORPORATE BOND ETF	LWC
SPDR DOW JONES REIT ETF	RWR	SPDR BARCLAYS CAPITAL ISSUER SCORED CORPORATE BOND	CBND
SPDR S&P BANK ETF	KBE	ETF
SPDR S&P CAPITAL MARKETS ETF	KCE	SPDR BARCLAYS CAPITAL CONVERTIBLE SECURITIES ETF	CWB
SPDR S&P INSURANCE ETF	KIE	SPDR BARCLAYS CAPITAL MORTGAGE BACKED BOND ETF	MBG
SPDR S&P MORTGAGE FINANCE ETF	KME	SPDR BARCLAYS CAPITAL AGGREGATE BOND ETF	LAG
SPDR S&P REGIONAL BANKING ETF	KRE	SPDR NUVEEN BARCLAYS CAPITAL MUNICIPAL BOND ETF	TFI
SPDR MORGAN STANLEY TECHNOLOGY ETF	MTK	SPDR NUVEEN BARCLAYS CAPITAL CALIFORNIA MUNICIPAL	CXA
SPDR S&P DIVIDEND ETF	SDY	BOND ETF
SPDR S&P AEROSPACE & DEFENSE ETF	XAR	SPDR NUVEEN BARCLAYS CAPITAL NEW YORK MUNICIPAL	INY
SPDR S&P BIOTECH ETF	XBI	BOND ETF
SPDR S&P BUILDING & CONSTRUCTION ETF	XBC	SPDR NUVEEN BARCLAYS CAPITAL SHORT TERM MUNICIPAL BOND ETF	SHM
SPDR S&P COMPUTER HARDWARE ETF	XHW
SPDR S&P FOOD & BEVERAGE ETF		SPDR NUVEEN S&P VRDO MUNICIPAL BOND ETF	VRD
SPDR S&P HEALTH CARE EQUIPMENT ETF	XHE	SPDR NUVEEN S&P HIGH YIELD MUNICIPAL BOND ETF	HYMB
SPDR S&P HEALTH CARE SERVICES ETF	XHS	SPDR NUVEEN BARCLAYS CAPITAL BUILD AMERICA BOND ETF	BABS
SPDR S&P HOMEBUILDERS ETF	XHB	BOND ETF
SPDR S&P LEISURETIME ETF	XLZ	SPDR DB INTERNATIONAL GOVERNMENT INFLATION-	WIP
SPDR S&P METALS & MINING ETF	XME	PROTECTED BOND ETF
SPDR S&P OIL & GAS EQUIPMENT & SERVICES ETF	XES	SPDR BARCLAYS CAPITAL SHORT TERM INTERNATIONAL TREASURY BOND ETF	BWZ
SPDR S&P OIL & GAS EXPLORATION & PRODUCTION ETF	XOP	SPDR BARCLAYS CAPITAL INTERNATIONAL TREASURY BOND ETF	BWX
SPDR S&P OUTSOURCING & IT CONSULTING ETF	XOT
SPDR S&P PHARMACEUTICALS ETF	XPH	SPDR BARCLAYS CAPITAL INTERNATIONAL CORPORATE BOND ETF	IBND
SPDR S&P RETAIL ETF	XRT
SPDR S&P SEMICONDUCTOR ETF	XSD	SPDR BARCLAYS CAPITAL EMERGING MARKETS LOCAL BOND	EBND
SPDR S&P SOFTWARE & SERVICES ETF	XSW	ETF
SPDR S&P TELECOM ETF	XTL	SPDR BARCLAYS CAPITAL HIGH YIELD BOND ETF	JNK
SPDR S&P TRANSPORTATION ETF	XTN
SPDR WELLS FARGO® PREFERRED STOCK ETF	PSK
Principal U.S. Listing Exchange for each ETF: NYSE Arca, Inc.
Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. Copies of the Prospectus and the Trust’s Annual Reports to Shareholders dated June 30, 2011 may be obtained without charge by writing to State Street Global Markets, LLC, the Trust’s principal underwriter (referred to herein as “Distributor” or “Principal Underwriter”), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, by visiting the Trust’s website at www.spdrs.com or by calling 1-866-787-2257. The Report of Independent Registered Public Accounting Firm, financial highlights and financial statements of the Funds included in the Trust’s Annual Reports to Shareholders for the fiscal year ended June 30, 2011 are incorporated by reference into this Statement of Additional Information. Funds not included in the Trust’s Annual Reports to Shareholders for the fiscal year ending June 30, 2011 had not commenced operations as of June 30, 2011, and therefore did not have any financial information to report for the Trust’s June 30, 2011 fiscal year end.

GENERAL DESCRIPTION OF THE TRUST
The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”), consisting of multiple investment series (each a “Fund” and collectively the “Funds”). The Trust was organized as a Massachusetts business trust on June 12, 1998. The offering of each Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of each Fund is to provide investment results that, before fees and expenses, correspond generally to the total return (or in the case of the SPDR Dividend ETF and all Fixed Income ETFs, the price and yield performance) of a specified market index (each an “Index” and together the “Indexes”). SSgA Funds Management, Inc. serves as the investment adviser for each Fund (the “Adviser”) and certain funds are sub-advised by a sub-adviser as further described herein (each, a “Sub-Adviser”). To the extent that a reference in this SAI refers to the “Adviser”, such reference should be read to refer to the Sub-Adviser where the context requires.
Each Fund offers and issues Shares at their net asset value (sometimes referred to herein as “NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). Each Fund generally offers and issues Shares either in exchange for (i) a basket of securities included in its Index (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”) or (ii) a cash payment equal in value to the Deposit Securities (“Deposit Cash”) together with the Cash Component. The primary consideration accepted by a Fund (i.e., Deposit Securities or Deposit Cash) is set forth under “Purchase and Redemption of Creation Units” later in this SAI. The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security and reserves the right to permit or require the substitution of Deposit Securities in lieu of Deposit Cash (subject to applicable legal requirements). The Shares have been approved for listing and secondary trading on a national securities exchange (the “Exchange”). The Shares will trade on the Exchange at market prices. These prices may differ from the Shares’ net asset values. The Shares are also redeemable only in Creation Unit aggregations, and generally in exchange either for (i) portfolio securities and a specified cash payment or (ii) cash (subject to applicable legal requirements). A Creation Unit of each Equity ETF consists of 50,000 Shares and a Creation Unit of each Fixed Income ETF consists of 100,000 Shares.
Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below). See “Purchase and Redemption of Creation Units.” The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the U.S. Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities. In addition to the fixed creation or redemption transaction fee, an additional transaction fee of up to three times the fixed creation or redemption transaction fee and/or an additional variable charge may apply.
The SPDR Barclays Capital TIPS ETF may sometimes be referred to herein as the “TIPS ETF.” The SPDR Barclays Capital 1-3 Month T-Bill ETF, SPDR Barclays Capital Short Term Treasury ETF, SPDR Barclays Capital Intermediate Term Treasury ETF and SPDR Barclays Capital Long Term Treasury ETF may sometimes be collectively referred to herein as the “Treasury ETFs.” The SPDR Barclays Capital Aggregate Bond ETF may sometimes be referred to herein as the “Aggregate Bond ETF.” The SPDR Nuveen Barclays Capital Municipal Bond ETF, SPDR Nuveen Barclays Capital California Municipal Bond ETF, SPDR Nuveen Barclays Capital New York Municipal Bond ETF, SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF, SPDR Nuveen S&P VRDO Municipal Bond ETF, SPDR Nuveen S&P High Yield Municipal Bond ETF and SPDR Nuveen Barclays Capital Build America Bond ETF may sometimes be referred to herein as the “Municipal Bond ETFs.” The SPDR Barclays Capital International Treasury Bond ETF and the SPDR Barclays Capital Short Term International Treasury Bond ETF may sometimes be referred to herein as the “International Treasury Bond ETFs.” The SPDR Barclays Capital Convertible Securities ETF may sometimes be referred to herein as the “Convertible Securities ETF.” The SPDR Barclays Capital Mortgage Backed Bond ETF may sometimes be referred to herein as the “Mortgage Backed Bond ETF.” The SPDR Barclays Capital High Yield Bond ETF may sometimes be referred to herein as the “High Yield Bond ETF.” The SPDR Wells Fargo Preferred Stock ETF may sometimes be referred to herein as the “Preferred Stock ETF.” The SPDR Barclays Capital International Corporate Bond ETF may sometimes be referred to herein as the “International Corporate Bond ETF.” The SPDR Barclays Capital Short Term Corporate Bond ETF, SPDR Barclays Capital Intermediate Term Corporate Bond ETF, SPDR Barclays Capital Long Term Corporate Bond ETF and SPDR Barclays Capital Issuer Scored Corporate Bond ETF may sometimes be referred to herein as the “Corporate Bond ETFs.”

ADDITIONAL INDEX INFORMATION
Additional Information with respect to the Dow Jones U.S. Total Stock Market Index
     The Dow Jones U.S. Total Stock Market Index (the “Composite Index”) sets certain criteria an issuer must meet before a security can be included in the Composite Index. To be included in the Composite Index, an issue must be all of the following:
•	An equity issue: a common stock or REIT;
•	A security that has its primary market listing in the United States; and
•	A U.S. company.
The “U.S. Company” definition is based on several factors, primarily the country of the company’s headquarters and primary market listing, which typically also match its country of incorporation. In cases where headquarters and primary market listing do not match, such as where there is no readily accessible home-equity market or where a company is domiciled in one country solely for tax or regulatory purposes, the companies will be analyzed on a case-by-case basis.
The Composite Index does not include bulletin board listed stocks.
The Composite Index is weighted by both full market capitalization and float-adjusted market capitalization.
The aggregate value of the Composite Index is based on the following criteria:
•	Market capitalization;
•	Trading volume;
•	Institutional holdings; and
•	If applicable, any conversion rules for companies with multiple share classes.
The capitalization float adjustment of the Composite Index is based on the following rules.
•	Shares outstanding for multiple classes of stock of one company are combined into the primary class’s shares outstanding to reflect the company’s total market capitalization.
•	Float adjustments are based on block ownership of each class of stock, and then are combined to determine total float for a company’s combined shares.
•	Float-adjustment factors will be implemented only if the blocked shares are greater than 5% of the company’s total shares outstanding.
Periodic adjustment and ongoing maintenance and review of the Composite Index are based on the following rules.
•	Stock additions and deletions are made after the close of trading on the third Friday of each month. The additions include all new non-component companies that met inclusion standards as of the close of trading on the second Friday of that month, whether from initial public offerings or new exchange listing.
•	An issue that becomes a pink sheet or otherwise stops trading for ten consecutive days will be removed from the Composite Index at the next monthly review. It will be removed at its latest quoted value, or at $0.01 if no recent quoted value is available. Until the monthly review, the issue will remain in the Composite Index at its last exchange-traded price.
•	Additions and deletions are pre-announced by the second day prior to the implementation date.
•	An issue that fails index inclusion guidelines is removed from the Composite Index as soon as prudently possible.
•	Periodic shares updates are made quarterly after the close of trading on the third Friday of March, June, September and December. The changes become effective at the opening of trading on the next business day.
•	If the cumulative impact of corporate actions during the period between quarterly shares updates changes a company’s float-adjusted shares outstanding by 10% or more, the company’s shares and float factor will be updated as soon as prudently possible. Share and float changes based on corporate actions will be implemented using standard Dow Jones Indexes procedures.
Additional Information with respect to the S&P High Yield Dividend Aristocrats Index
     The S&P High Yield Dividend Aristocrats Index (“Dividend Index”) is weighted by indicated annual dividend yield. To prevent the index from being concentrated in only a few names, the methodology incorporates limits so that no individual stock represents more than 4% of the index weight. The stock must also have a minimum float market capitalization of $500 million and have a 3-month average daily value traded above $5 million.

Index Construction
     To qualify for inclusion, a company must first be considered a “Dividend Aristocrat” by satisfying the criteria below:
•	Universe. A company must be a constituent of the S&P Composite 1500 Index.
•	Dividends. A company must have increased dividends every year for at least 25 years. Both regular and special dividend payments are considered. A dividend initiation or re-initiation does not count as a dividend increase. Calendar years and ex-dates are used for the dividend analysis, with the data being reviewed every December.
Index Rebalancing
     Major rebalancings are made once a year in December, coinciding with annual review of the Dividend Aristocrat qualifying universe. If the December review produces a list of less than 80 stocks in the universe, S&P Composite 1500 constituents with the longest period of consecutive increasing dividend payments, with preference based on indicated dividend yield, are added until there are 80 eligible companies. For minor rebalancing, adjustments to the index occur in March, June and September. The rebalancing effective date is after the close of the fifth trading day of the rebalancing month. If there is a tie in yield ranks, the larger and more liquid stock is given the higher preference.
Index Maintenance
     Dividend Index constituents may be deleted from the index for the following reasons:
•	At the December rebalancing, if the company’s calendar year dividends did not increase from the previous calendar year or if the company no longer ranks as one of the top 60 stocks in the qualifying universe in terms of indicated annual dividend yield.
•	At the quarterly rebalancings, if the company ranks 70 or higher in terms of indicated dividend yield, where “high” rank means lower yield.
•	Between rebalancings, if the stock is removed from the S&P Composite 1500.
     The Dividend Index is maintained by the Standard & Poor’s U.S. Index Committee.
Additional Information with respect to the S&P Total Market Index
     The S&P® Total Market Index (“S&P® TMI”) includes all eligible U.S. common equities listed on the NYSE (including NYSE Arca), NYSE Amex, the NASDAQ Global Select Market, the NASDAQ Global Market and the NASDAQ Capital Market exchanges. Stocks not eligible for inclusion in the Index include limited partnerships, pink sheets, OTC bulletin board issues, royalty trusts, ADRs, American Depositary Shares (“ADSs”), non-Real Estate Investment Trust closed-end funds (ETFs, country funds, etc.), master limited partnerships, as well as holding companies and similar securities.
Criteria for Additions to S&P® TMI
•	U.S. Companies. Only U.S. companies are eligible for inclusion in the S&P® TMI. The determination of whether a company is a U.S. company is based upon a number of factors, including the registration or incorporation; corporate structure; accounting principles; currency used in financial reporting; location of principal offices, employees, operations and revenues; tax treatment; and location(s) where the stock is traded.
•	Float Adjustment. Share counts reflect only those shares that are available to investors, rather than all of a company’s outstanding shares. Float adjustment excludes shares closely held by control groups, other publicly traded companies, or government agencies.
•	Market Capitalization. There is no limit on the market capitalization of a company for inclusion in the S&P® TMI.
•	Liquidity. Companies must have an investable weight factor of 10% or more and an annual liquidity measure of 10% or more.
•	Corporate Actions. Initial public offerings will be included on the same basis as other companies, providing there is one month of trading data as of the last day of the month prior to rebalancing. Spin-off companies will normally be added on the effective date.
•	Share Changes. Share changes of 5% or more related to public offerings and private placements are implemented weekly. Share increases of 5% or more resulting from mergers in which both the target and acquirer are in the same sub-index are implemented after the close of trading on the effective date of the deal’s close.

•	Securities Considerations. Ineligible companies include limited partnerships, master limited partnerships, OTC bulletin board issues, Pink Sheet-listed issues, closed-end funds, ETFs, royalty trusts, tracking stocks, ADRs, ADSs, and MLP IT. Real Estate Investment Trusts (except for mortgage REITs) and business development companies (BDCs) are eligible for inclusion.
•	Rebalancing. The S&P® TMI will be reviewed quarterly. Initial public offerings will be included at quarterly index rebalancings.
Criteria for Removal from S&P® TMI
•	Companies will be removed from the S&P® TMI Index if they substantially violate one or more of the criteria for index inclusion.
•	Companies will also be removed from the S&P® TMI Index if they are involved in a merger, acquisition or significant restructuring such that they no longer meet the inclusion criteria.
Additional Information with respect to the Wells FargoSM Hybrid and Preferred Securities Aggregate Index
Index Definition
The Wells FargoSM Hybrid and Preferred Securities Aggregate Index (“Preferred Securities Index”) is designed to track the performance of non-convertible, $25 par preferred securities listed on U.S. exchanges.
Index Inclusion
The Preferred Securities Index is composed of preferred stock and securities that, in Wells Fargo & Company’s (“Wells Fargo”) judgment, are functionally equivalent to preferred stock including, but not limited to, depositary preferred securities, perpetual subordinated debt and certain securities issued by banks and other financial institutions that are eligible for capital treatment with respect to such instruments akin to that received for issuance of straight preferred stock (collectively, the “Preferred Securities”). The Preferred Securities Index includes Preferred Securities that meet the following criteria: (i) are non-convertible; (ii) have a par amount of $25; (iii) are listed on the NYSE or NYSE Arca Exchange; (iv) maintain a minimum par value of $250 million; (v) be U.S. dollar denominated; (vi) are rated investment grade by one (but not necessarily both) of Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Services (“S&P”); (vii) are publicly registered or exempt from registration under the Securities Act of 1933; and (viii) have a minimum monthly trading volume during each of the last six months of at least 250,000 trading units. Issuers may be either U.S. based or foreign.
Preferred Securities do not include auction rate preferred securities, convertible preferred shares, securities subject to sinking fund provisions, shares in closed-end funds, municipal securities, repackaged securities linked to a security, a basket of securities or an index.
Index Calculation
The Preferred Securities Index is owned and maintained by Wells Fargo but will be calculated by the NYSE Arca. The Preferred Securities Index is calculated using a market capitalization weighting methodology, based on a pool of Preferred Securities identified by the Index Review Committee in accordance with the terms of this methodology. Market capitalization weights of the Index constituents are adjusted on Monthly Rebalancing Dates and at any time an Event Driven Rebalancing occurs. Constituent Preferred Securities that satisfy the eligibility criteria are evaluated for inclusion in the Index and weighted by the Index Review Committee based on the following guidelines relating to market capitalization on each Monthly Rebalance Date.
1.	The weight of any issuer or constituent Preferred Security may not account for more than 5% of the value of the Index;
2.	Issuers of Preferred Securities and constituent Preferred Securities that account for more than 5% of the value of the Index are re-weighted to represent 5% of the value of the Index.
3.	The aggregate amount by which issuers and constituent Preferred Securities over 5% is reduced in the weighting process is then redistributed proportionately across the remaining constituent Preferred Securities that represent less than 5% of the Index value. After this redistribution, if any other constituent Preferred Securities exceed 5% of the value of the Index, the constituent Preferred Securities are reduced to 5% of the Index value and the redistribution is repeated.

Rebalancing
The Preferred Securities Index is rebalanced monthly as of the close of business on the final NYSE Arca trading day of each month (the “Monthly Rebalance Date”). The Index Review Committee will review Index constituents monthly to verify that each constituent Preferred Security complies with the calculation rules. An Event Driven Rebalancing will only occur following an event in which: (i) the par amount of a constituent Preferred Security changes. (ii) a Preferred Security is de-listed, (iii) the issuer of the Preferred Security becomes subject to a bankruptcy or similar proceeding or (iv) a tender offer, merger or other reorganization event occurs with respect to the issuer of the Preferred Security. An Event Driven Rebalancing may result in the removal of an ineligible Preferred Security and re-weighting of the Preferred Securities Index.
Reports
Adjustments to constituent Preferred Securities determined by the Index Review Committee will be provided to the NYSE Arca no later than five business days prior to a Monthly Rebalancing Date and immediately upon any Event Driven Rebalancing. NYSE Arca will make this information publicly available via the Index Daily List on its website (http://www.nyxdata.com/nysedata/default.aspx), via broadcast email, and/or press release. On each business day, NYSE Arca will also make available to the public, on request, the current methodology used to calculate the Index.
Additional Information with respect to the S&P National AMT-Free Municipal VRDO Index
The Index is designed to measure the performance of variable rate demand obligations issued by municipalities, with maturities greater than or equal to one month. To be included in the Index a security must: (i) be issued by a state (including Puerto Rico and U.S. territories) or local government or agency such that interest on the security is exempt from U.S. federal income taxes; (ii) be priced at par; (iii) have a minimum par amount of $10 million; (iv) be included in the Ipreo Holdings LLC (“IPREO”) product offering for VRDOs; (v) be rated A-3, VMIG-3 or F-3 or higher by one of the following statistical ratings agencies: S&P, Moody’s or Fitch Inc. (“Fitch”), respectively; (vi) have a maturity of greater than or equal to one month; (vii) be a constituent of a deal with an original offering amount of at least $100 million, or, for up to a maximum of 25% of constituents, have no minimum deal size criteria but be the highest yielding constituents (that meet all of the other criteria for eligibility) chosen from the eligible VRDO universe at each monthly rebalancing; (viii) have a weekly reset; and (ix) have a credit or liquidity support facility. At any time, an issuer may have a maximum of 10 issues in the Index. If, on a given rebalancing date, there are more than 10 eligible issues for a given issuer, the 10 eligible issues with the largest par amount are chosen.
The Index is a market-value weighted index. The total return is calculated by aggregating the interest return, reflecting the return due to paid and accrued interest, and price return, reflecting the gains or losses due to changes in the end-of-day price and principal repayments. The prices used in the index calculation include the accrued interest for each security. Coupon payments are assumed to be reinvested into the Index. IPREO reports the price and outstanding amounts of each security in the Index. The Index is rebalanced each month, effective after the close of the last business day of the month, based on new issuance, size and maturity. The rebalancing reference date is the close of business on the sixth business day prior to the rebalancing date. Additions, deletions and other changes to the Index arising from the monthly rebalancing are published, after the close of business, three business days prior to the last business day of the month. Any security currently in the Index that fails to meet any one of the eligibility factors, or that will have a term to maturity and/or call date less than or equal to 1 calendar month plus 1 calendar day as of the next rebalancing date, will be removed from the index on that rebalancing date.
Additional Information with respect to the Deutsche Bank Global Government ex-US Inflation-Linked Bond Capped Index
Construction of the Index
The Index is calculated by Deutsche Bank using a modified “market capitalization” methodology. This design seeks to ensure that each constituent country within the Index is represented in a proportion consistent with its percentage with respect to the total market capitalization of the Index.
The Index is weighted based on the total market capitalization represented by the aggregate component securities within the Deutsche Bank Global Government ex-US Inflation-Linked Bond Capped Index, subject to the following asset diversification requirements: (i) the market capitalization-based weighted value of any single constituent country measured on the last day of a calendar month may not exceed 24.99% of the total value of the Index; and (ii) with respect to 50% of the total value of the Index, the market capitalization-based weighted value of the constituent countries must be diversified so that no single constituent country measured on the last day of a calendar month represents more than 4.99% of the total value of the Index.
The modified constituent country weight calculated above is then applied to the individual securities of each country. Each month, the percentage of each constituent country (or constituent countries) represented in the Index will be reduced and the market capitalization-based weighted value of such constituent country (or constituent countries) will be redistributed across the constituent countries so that they meet the value limits set forth above in accordance with the following methodology:
•	First, each constituent G10 country that exceeds 20% of the total value of the Index and each EM country that exceeds 4.8% of the total value of the index will be reduced to 19% and 4.6% of the total value of the Index respectively. The aggregate amount by which all constituent G10 countries exceed 20% and EM countries exceed 4.8% will be redistributed equally across the remaining constituent G10 countries that represent less than 19% and EM countries that represent less than 4.6% of the total value of the Index. If as a result of this redistribution, another G10 constituent country then exceeds 20% or anther EM country exceeds 4.8%, the redistribution will be repeated as necessary.
•	Second, if components each weighting more than 4.8% in aggregate account for more than or equal to 45%, countries weighted the lowest among this group will be assigned a weight of 4.6%. The excess weight as a result of this reduction will be equally distributed to constituent countries weighting less than 4.6%. Repeat first and second step, if relevant conditions are satisfied.
•	Third, the weight of each constituent country’s component securities will be adjusted to reflect the component securities’ weight in the Index relative to other component securities of the same country by applying the same percentage adjustment as applied to its country.
If necessary, this reallocation process may take place more than once per calendar month to seek to ensure that the Index and the Fund’s portfolio conform to the requirements for qualification of the Fund as a “regulated investment company” for purposes of the Internal Revenue Code (as defined below).
Additional Information with respect to the Barclays Capital 1-3 Year Global Treasury Ex-US Capped Index
Each of the component securities in the Barclays Capital 1-3 Year Global Treasury Ex-US Capped Index (the “Short Term International Treasury Index”) is a component of the Barclays Capital Global Treasury Ex-US Index, screened such that the following countries are included: Australia, Austria, Belgium, Canada, Denmark, France, Germany, Greece, Hungary, Italy, Japan, Mexico, Netherlands, Poland, Singapore, South Africa, South Korea, Spain, Sweden, Taiwan and the United Kingdom (the “Constituent Countries”).
The Short Term International Treasury Index is calculated by the Barclays Capital Index Group using a modified “market capitalization” methodology. This design ensures that each Constituent Country within the Short Term International Treasury Index is represented in a proportion consistent with its percentage with respect to the total market capitalization of the Short Term International Treasury Index. Component Securities in each constituent country are represented in a proportion consistent with its percentage relative to the other component securities in its constituent country. Under certain conditions, however, the par amount of a component security within the Short Term International Treasury Index may be adjusted to conform to Internal Revenue Code requirements.
Construction and Maintenance Standards for the Index
The Short Term International Treasury Index is weighted based on the total market capitalization represented by the aggregate Component Securities within the Barclays Capital Global Treasury ex-US Index, subject to the following asset diversification requirements: (i) the market capitalization-based weighted value of any single Constituent Country measured on the last day of a calendar month may not exceed 24.99% of the total value of the Short Term International Treasury Index; and (ii) with respect to 50% of the total value of the Short Term International Treasury Index, the market capitalization-based weighted value of the Constituent Countries must be diversified so that no single Constituent Country measured on the last day of a calendar month represents more than 4.99% of the total value of the Short Term International Treasury Index. The modified Constituent Country weight calculated above is then applied to the individual securities of each country.
Rebalancing the Short Term International Treasury Index to meet the asset diversification requirements will be the responsibility of the Barclays Capital Index Products Group. Each month, the percentage of each Constituent Country (or Constituent Countries) represented in the Index will be reduced and the market capitalization-based weighted value of such Constituent Country (or Constituent Countries) will be redistributed across the Constituent Countries so that they meet the value limits set forth above in accordance with the following methodology: First, each Constituent Country that exceeds 24% of the total value of the Short Term International Treasury Index will be reduced to 23% of the total value of the Short Term International Treasury Index and the aggregate amount by which all Constituent Countries exceed 24% will be redistributed equally across the remaining Constituent Countries that represent less than 23% of the total value of the Short Term International Treasury Index. If as a result of this redistribution, another Constituent Country then exceeds 24%, the redistribution will be repeated as necessary. Second, with respect to the 50% of the value of the Short Term International Treasury Index accounted for by the lowest weighted Constituent Countries, each Constituent Country that exceeds 4.8% of the total value of the Short Term International Treasury Index will be reduced to 4.6% and the aggregate amount by which all Constituent Countries exceed 4.8% will be distributed equally across all remaining Constituent Countries that represent less than 4.6% of the total value of the Short Term International Treasury Index. If as a result of this redistribution another Constituent Country that did not previously exceed 4.8% of the Index value then exceeds 4.8%, the redistribution will be repeated as necessary until at least 50% of the value of the Short Term International Treasury Index is accounted for by Constituent Countries representing no more than 4.8% of the total value of the Short Term International Treasury Index. Third, the weight of each Constituent Country’s Component Securities will be adjusted to reflect the Component Securities’ weight in the Short Term International Treasury Index relative to other Component Securities of the same country by applying the same percentage adjustment as applied to its country.
If necessary, this reallocation process may take place more than once per calendar month to insure that the Short Term International Treasury Index and the Fund portfolio based upon it conform to the requirements for qualification of the Fund as a regulated investment company.
Additional Information with respect to the Barclays Capital Global Treasury Ex-US Capped Index
Each of the component securities in the Barclays Capital Global Treasury ex-US Capped Index (the “Global Treasury Ex-US Index”) is a component of the Barclays Capital Global Treasury Ex-US Index, screened such that the following countries are included: Australia, Austria, Belgium, Canada, Denmark, France, Germany, Greece, Italy, Japan, Mexico, Netherlands, Poland, South Africa, Spain, Sweden, Taiwan and the United Kingdom (the “Constituent Countries”).
The Global Treasury Ex-US Index is calculated by the Barclays Capital Index Group using a modified “market capitalization” methodology. This design ensures that each Constituent Country within the Index is represented in a proportion consistent with its percentage with respect to the total market capitalization of the Global Treasury Ex-US Index. Component Securities in each constituent country are represented in a proportion consistent with its percentage relative to the other component securities in its constituent country. Under certain conditions, however, the par amount of a component security within the Global Treasury Ex-US Index may be adjusted to conform to Internal Revenue Code requirements.
Construction and Maintenance Standards for the Index
The Global Treasury Ex-US Index is weighted based on the total market capitalization represented by the aggregate Component Securities within the Barclays Capital Global Treasury ex-US Index, subject to the following asset diversification requirements: (i) the market capitalization-based weighted value of any single Constituent Country measured on the last day of a calendar month may not exceed 24.99% of the total value of the Global Treasury Index; and (ii) with respect to 50% of the total value of the Global Treasury Ex-US Index, the market capitalization-based weighted value of the Constituent Countries must be diversified so that no single Constituent Country measured on the last day of a calendar month represents more than 4.99% of the total value of the Global Treasury Ex-US Index. The modified Constituent Country weight calculated above is then applied to the individual securities of each country.
Rebalancing the Global Treasury Ex-US Index to meet the asset diversification requirements will be the responsibility of the Barclays Capital Index Group (“BCIG”). Each month, the percentage of each Constituent Country (or Constituent Countries) represented in the Global Treasury Ex-US Index will be reduced and the market capitalization-based weighted value of such Constituent Country (or Constituent Countries) will be redistributed across the Constituent Countries so that they meet the value limits set forth above in accordance with the following methodology: First, each Constituent Country that exceeds 24% of the total value of the Global Treasury Ex-US Index will be reduced to 23% of the total value of the Global Treasury Ex-US Index and the aggregate amount by which all Constituent Countries exceed 24% will be redistributed equally across the remaining Constituent Countries that represent less than 23% of the total value of the Global Treasury Ex-US Index. If as a result of this redistribution, another Constituent Country then exceeds 24%, the redistribution will be repeated as necessary. Second, with respect to the 50% of the value of the Global Treasury Ex-US Index accounted for by the lowest weighted Constituent Countries, each Constituent Country that exceeds 4.8% of the total value of the Global Treasury Ex-US Index will be reduced to 4.6% and the aggregate amount by which all Constituent

Countries exceed 4.8% will be distributed equally across all remaining Constituent Countries that represent less than 4.6% of the total value of the Global Treasury Ex-US Index. If as a result of this redistribution another Constituent Country that did not previously exceed 4.8% of the Global Treasury Ex-US Index value then exceeds 4.8%, the redistribution will be repeated as necessary until at least 50% of the value of the Global Treasury Ex-US Index is accounted for by Constituent Countries representing no more than 4.8% of the total value of the Global Treasury Ex-US Index. Third, the weight of each Constituent Country’s Component Securities will be adjusted to reflect the Component Securities’ weight in the Global Treasury Ex-US Index relative to other Component Securities of the same country by applying the same percentage adjustment as applied to its country.
If necessary, this reallocation process may take place more than once per calendar month to insure that the Global Treasury Ex-US Index and the Fund portfolio based upon it conform to the requirements for qualification of the Fund as a regulated investment company.
Additional Information with respect to the Barclays Capital U.S. Credit Index
Index Definition
The Barclays Capital U.S. Credit Index (the “Credit Index”) covers the U.S. dollar denominated, investment grade, fixed-rate, taxable bond market of SEC-registered securities.
Index Inclusion
The Credit Index includes publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specific maturity, liquidity and quality requirements. The Credit Index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, and include both U.S. and non-U.S. corporations. The non-corporate sectors are sovereign, supranational, foreign agency and foreign local government.
Inclusion Criteria
•	Amount Outstanding: at least $250 million par amount outstanding.
•	Maturity: at least one year to final maturity, regardless of call features.
•	Rating: must be rated investment grade by at least two of the following: Moody’s, S&P or Fitch. If only two of the three agencies rate the security, the lower rating is used to determine eligibility. If only one of the three agencies rates a security, the rating must be investment grade.
•	Coupon: fixed rate, although security can carry a coupon that steps up or changes according to a pre-determined schedule.
•	Currency: U.S. dollar denominated and non-convertible.
•	Market of Issue: SEC-registered, fully taxable, publicly issued.
Pricing
All index-eligible bonds are priced on a daily basis, predominantly by Barclays Capital traders. All corporate bonds are marked by traders at mid month and month end. Up to 1,000 actively traded benchmark corporate securities continue to be priced by traders on a daily basis. Less liquid bonds are model/matrix priced daily using these actively traded benchmark securities to generate issuer pricing curves and populate a spread matrix algorithm that accounts for changes in the yield and swap curves.
Rebalancing
The Credit Index consists of two universes: the Returns Universe and the Statistics Universe. The Returns Universe is based on a static set of securities that are index-eligible at the beginning of each month and held constant until the beginning of the next month. They comprise the fixed universe that is used to calculate official daily and monthly index-returns. The Statistics Universe is the dynamic set of bonds changing daily to reflect the latest composition of the market. It is a projection of what the Credit Index will look like at month-end, when the composition of the Credit Index is next reset. The composition of the Returns Universe is rebalanced monthly, at each month end and represents the set of bonds that returns are calculated on. The Statistics Universe changes daily to reflect issues dropping out of and entering the Credit Index, but is not used for return calculation. On the last business day of the month, the composition of the latest Statistics Universe becomes the Returns Universe for the following month. During the month, indicative changes to securities (maturity, credit rating change, sector reclassification, amount outstanding) are reflected in both the Statistics and Returns Universe of the Credit Index on a daily basis. These changes may cause bonds to enter or fall out of the

Statistics Universe of the Credit Index on a daily basis, but will affect the composition of the Returns Universe only at month-end when the Credit Index is rebalanced. Interest and principal payments earned by the Returns Universe are held in the Credit Index without a reinvestment return until month-end when it is removed from the Credit Index. Qualifying securities issued, but not necessarily settled, on or before the month-end rebalancing date qualify for inclusion in the following month’s Returns Universe.
Additional Information with respect to the Barclays Capital Convertible Composite Index
Index Definition
SPDR Barclays Capital Convertible Securities ETF tracks the price and yield performance of the Barclays Capital U.S. Convertible Bond >500MM Index, which is a sub-index of the Barclays Capital Convertible Composite Index (“Convertible Composite Index”). The Convertible Composite Index and its subsets (together with the Convertible Composite Index, the “Indices”) are designed to provide investors with a comprehensive, unbiased performance tool to assist them in portfolio management and benchmarking goals, and relevant statistics regarding the convertible universe. The Indices are objective, rules-based indices that include all four major classes of convertible securities (i.e., cash pay bonds, zeros/OIDs, preferreds, and mandatories) meeting straightforward and transparent criteria, including liquidity and maturity constraints. This approach ensures a consistent, objective, replicable, and reliable representation of the convertible market. Barclays Capital’s commitment to the index product ensures that the Indices will be evaluated regularly for meaningful enhancements that will improve their operation and usefulness to end users.
Index Inclusion
The entire U.S. convertible universe is tracked under the Convertible Composite Index, initially consisting of approximately 650 securities, which form the core data pool for all the securities that comprise the other indices.
Inclusion Criteria
•	Amount Outstanding: minimum outstanding issue size (or accreted face value for Zeros/OIDs) of $50 million.
•	Seniority of Debt: non-called, non-defaulted securities.
•	Maturity: at least 31 days until maturity.
•	Currency: U.S. dollar denominated.
•	Market of Issue: SEC-registered or Rule 144A registered convertible tranches.
Pricing
Index pricing occurs twice a month on the 15th and the end of each month, and bid side pricing is used to compute all relevant returns and statistics for the convertible universe. Price sources used to derive the convertible index for non-exchange listed OTC securities include: Barclays Capital trader pricing, Barclays Capital’s own proprietary convertible valuation model, and external sources such as industry brokers’ price lists. The 4:00 PM EST closing price is used for all exchange-listed convertible preferreds and mandatories, in the absence of trader pricing.
Index Groups and Sub Indices
The Convertible Composite Index is divided into 113 individual subsets under seven major group categories: security type; profile; outstanding par value; credit quality; high yielding; underlying company market capitalization; and subsector. A description of how each category is divided is as follows:
Security Type: Cash Pays; Zero Coupon/OIDs; Preferreds; Mandatories; Bonds Only (excludes preferreds and mandatories)
Profile: Typical (Conversion Premium 20% to 70%, inclusive); Equity Sensitive (Conversion Premium less than 20%); Busted (Conversion Premium greater than 70%); Distressed (Bid price below 60% of par (or below 60% of accreted value for zeros and OIDs), excluding mandatories)
Outstanding Size: Minimum $250 million outstanding issue size and greater; Minimum $500 million outstanding issue size and greater
Credit Quality (may be further subdivided): Investment Grade; Non-Investment Grade; Non-Rated Securities

High Yielding: All convertibles with the greater of current yield, yield-to-maturity, or yield-to-put equal to at least 7.5%, separated by convertible type
Underlying Company Market Capitalization: Small Cap (Underlying company market cap less than $3 billion); Mid Cap (Underlying company market cap between $3 billion and $8 billion); Large Cap (Underlying company market cap greater than $8 billion)
Sector (may be further sub-divided): Industrial; Utility; Financial Institutions
Rebalancing
The Convertible Composite Index consists of two universes: the Returns Universe and the Statistics Universe. The Returns Universe is set at the beginning of each month and remains static for the entire month. If a security falls out of the Convertible Composite Index during the month (falls below minimum market value, defaults, is called, etc.), it will still contribute to returns for the existing month, but will be absent from the following month’s returns. All returns are market value weighted by the individual securities making up Convertible Composite Index. Total return for the month will be the sum of price return plus coupon return, both of which are also listed separately. In addition, total returns are also provided on a three-month, six-month, 12-month, year-to-date, and inception-to-date basis. The Statistics Universe is based on a dynamic set of securities that changes semi-monthly according to index criteria and is used to project securities that will compose next month’s Returns Universe. If a security fails to meet the minimum index criteria at midmonth pricing (i.e., market value test, matures, defaults, calls/puts, etc), it will drop out of the Statistics Universe but will still contribute to end of month returns data. Also, securities that meet the minimum index criteria, including new issues, may enter the Statistics Universe during the month, but will not contribute to returns for that month. Therefore, the number of securities comprising the Statistics Universe will often differ from the Returns Universe. Basic statistics tracked by the Convertible Composite Index include: market value, coupon, premium, richness/cheapness, implied volatility, call protection, break even, duration, and OAS. Additional statistics include: premium over investment value, parity over investment value, vega-weighted implied volatility, and duration weighted OAS, among others. All statistics are market value weighted, except for average coupon which is par value weighted.
Additional Information with respect to the Barclays Capital U.S. MBS Index
Index Definition
The Barclays Capital U.S. MBS Index (the “MBS Index”) is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates. These aggregates are defined according to the following parameters: (i) agency (GNMA, FNMA, FHLMC, each as defined below); (ii) program (30-year, 15-year. balloon, GPM); (iii) pass-through coupon (6.0%, 6.5%, etc.); and (iv) origination year. In other words, each aggregate is a proxy for the outstanding pools for a given agency, program, issue year, and coupon. Index maturity and liquidity criteria are then applied to these aggregates to determine which qualify for inclusion in the Index. About 600 of these generic aggregates meet the criteria.
Index Inclusions
Introduced in 1986, the GNMA, FHLMC, and FNMA indices for 30- and 15-year securities have been backdated to January 1976, May 1977, and November 1982, respectively. Balloon securities were added in 1992. 20-year securities were added in July 2000. Agency hybrid adjustable-rate mortgage (ARM) pass-through securities in which the homeowner pays a fixed interest rate for a fixed period of time (typically 3, 5, 7, or 10 years) and a floating-rate after that period, were added in April 2007. Hybrid ARMs are eligible until 1-year prior to their floating coupon date.
Inclusion Criteria
•	Amount Outstanding: pool aggregates must have at least $250 million current outstanding. Pool aggregates are comprised of individual MBS pools mapped on the basis of agency, program, coupon, and origination year based on WALA. Hybrid ARM Subaggregates that are used to price the index have no minimum liquidity, but must be part of an aggregate that is larger than $250 million.
•	Maturity: pool aggregates must have a weighted average life of at least 1-year. Hybrid ARM Pools/Aggregates must have at least 12 months remaining in the security’s fixed-rate term prior to its conversion to a floating rate coupon.

•	Coupon: fixed-rate in half percent increments; Hybrid ARMs in quarter coupon buckets. Hybrid ARM pools are index-eligible only when the pool pays a fixed-rate coupon. Hybrid ARM pools within a subaggregate can range between plus or minus 0.125% from each quarter coupon increment. Fixed-rate quarter coupons were dropped on January 1, 1999.
•	Currency: denominated in USD.
•	Market of Issue: SEC-registered, fully taxable issues.
Index Exclusions
The MBS Index excludes buydowns, graduated equity mortgages, project loans, non-agency (whole loan) and jumbo securities. Manufactured homes (GNMA) were originally included but were dropped in January 1992 for liquidity reasons. Graduated payment mortgages (GPMs) were dropped in January 1995 for similar reasons. Non-agency (whole loan) and jumbo securities are excluded. The MBS Index also excludes CMOs. Similar to Treasury STRIPS, the MBS collateral pledged to CMOs is already included in the Index; consequently, including CMOs would result in double counting. Quarterly coupons have been excluded since December 31, 1998.
Pricing
MBS bonds are priced by traders on a daily basis, with generic prices derived from these marks. The fixed-rate aggregates included in the MBS Index are priced daily using a matrix pricing routine based on trader TBA price quotations by agency, program, coupon, and WALA. Hybrid ARM bonds are OAS priced on a weekly, mid-month and month-end basis by traders, with daily subaggregate prices (narrower subsets of the hybrid aggregates used to determine index eligibility) derived from these spread levels and market movements. Bonds in the MBS Index are priced on the bid side. MBS passthroughs (both fixed-rate and Hybrid ARMs) are priced for Public Securities Association (PSA) settlement in the following month and discounted back to same-day settlement at the mortgage repurchase rate. The primary price for each security is analyzed through both statistical routines and scrutiny by the research staff. Significant discrepancies are researched and corrected, as necessary.
Rebalancing
The MBS Index consists of two universes: the Returns Universe and the Statistics Universe. The Returns Universe is based on a static set of securities that are index-eligible at the beginning of each month and held constant until the beginning of the next month. They comprise the fixed universe that is used to calculate official daily and monthly index-returns. The Statistics Universe is the dynamic set of bonds changing daily to reflect the latest composition of the market. It is a projection of what the MBS Index will look like at month-end, when the composition of the MBS Index is next reset. The composition of the Returns Universe is rebalanced monthly, at each month end and represents the set of bonds that returns are calculated on. The Statistics Universe changes daily to reflect issues dropping out of and entering the MBS Index, but is not used for return calculation. On the last Business of the month, the composition of the latest Statistics Universe becomes the Returns Universe for the following month. During the month, indicative changes to securities (e.g. amount outstanding) are reflected in both the statistics and returns universe of the MBS Index on a daily basis. These changes may cause bonds to enter or fall out of the Statistics Universe of the MBS Index on a daily basis, but will affect the composition of the Returns Universe only at month-end when the MBS Index is rebalanced. During the month, the MBS pool aggregates may see changes in amount outstanding due to paydowns and new production among their underlying pools. However, beginning of the month weights are used to aggregate performance from the MBS generic level. Interest and principal payments/paydowns earned by the Returns Universe are held in the MBS Index without a reinvestment return until month-end when it is removed from the MBS Index. Qualifying securities issued, but not necessarily settled, on or before the month-end rebalancing date qualify for inclusion in the following month’s Returns Universe.
Additional Information with respect to the Barclays Capital High Yield Very Liquid Index
Index Universes
The Barclays Capital High Yield Very Liquid Index (“High Yield Index”) consists of two universes: the Returns Universe and the Statistics Universe.
The Returns Universe is based on a static set of securities that are index-eligible at the beginning of each month and held constant until the beginning of the next month. They comprise the fixed universe that is used to calculate official daily and monthly index-returns. The Returns Universe is not adjusted for securities that become eligible for inclusion in the High Yield Index during the month (e.g., because of ratings changes, called bonds, securities falling below one year in maturity) or for issues that are newly eligible (e.g. ratings changes, newly issued bonds). Interest and principal payments earned by the Returns Universe are held in the High Yield Index without a reinvestment return until month-end, when it is removed from the Index.
The Statistics Universe is the dynamic set of bonds changing daily to reflect the latest composition of the market. It is a projection of what the High Yield Index will look like at month-end, when the composition of the Index is next reset. The Statistics Universe accounts for changes due to new issuance, calls or partial redemptions, ratings changes, and the seasoning of securities. Statistics such as market value, sector weightings and various averages (e.g., coupon, duration, maturity, yield, price, etc.) are updated and reported daily. At the end of each month, the latest Statistics Universe becomes the Returns Universe for the coming month. To ensure that the Statistics Universe is up to date, BCIG maintains an extensive database of call/put features and refunding and sinking schedules on outstanding bonds and continuously monitors the market for retirement, new issuance and rating change activity.
Total Return Calculations
The High Yield Index’s results are reported for daily, monthly, quarterly, annual and since-inception reporting periods. Returns are cumulative for the entire period. Intra-month cash flows contribute to monthly returns, but are not reinvested during the month and do not earn a reinvestment return. Intra-month cash flows are reinvested into the returns universe for the following month so that Index results over two or more months reflect monthly compounding. Daily, month-to-date and monthly total returns are calculated based on the sum of price changes, coupon income received or accrued, gain/loss on repayments of principal and, where applicable, currency value fluctuations expressed as a percentage of beginning market value. The High Yield Index’s total return is the weighted average of the total returns of the securities that make up the Index, where the weighting factor is full market value (i.e., inclusive of accrued interest) at the start of the period. Cumulative total returns over periods longer than one month are calculated by multiplicatively linking monthly returns.
Market Value Weighting
Returns and most summary statistics for the High Yield Index are market value weighted, accounting for both the market price of index-eligible securities and the accrued interest. Returns data are weighted by market value at the beginning of the period. Statistics, such as index average duration and maturity, are market-value weighted based on end-of-period market value. Average price and coupon are weighted by end-of-period par value.
Pricing and Settlement
All bonds in the High Yield Index are priced by either BCIG or Interactive Data Corporation. Bonds may be quoted in a variety of ways, including nominal spreads over benchmark securities/treasuries, spreads over swap curves or direct price quotes. In some instances the quote type used is a spread measure that results in daily security price changes from the movement of the underlying curve and/or changes in the quoted spread. Bonds in the High Yield Index are priced on the bid side. The initial price for newly issued corporate bonds entering the High Yield Index is the offer side; after that, the bid side price is used. Fallen angels use bid side prices.
The quality of bond pricing is kept at a high level using multi-contributor verification. This process includes utilizing other third-party pricing sources plus a variety of statistical techniques to isolate possible pricing outliers. Significant discrepancies are researched and corrected, as necessary. Bonds are settled on a T+1 basis.
Bond Ratings
All bonds in the High Yield Index must be rated high-yield (Ba1/BB+/BB+ or below) using the middle rating of Moody’s, S&P and Fitch, respectively (before July 1, 2005, the lower of Moody’s and S&P was used). When a rating from only two agencies is available, the lower (“most conservative”) of the two is used to determine eligibility. When a rating from only one agency is available, that rating is used to determine eligibility. A small number of unrated bonds are included in the High Yield Index; to be eligible, they must have previously held a high-yield rating or have been associated with a high-yield issuer, and must trade accordingly.

INVESTMENT POLICIES
DIVERSIFICATION
Each Fund is classified as a non-diversified investment company under the 1940 Act. A “non-diversified” classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. This means that a Fund may invest a greater portion of its assets in the securities of a single issuer than a diversified fund. The securities of a particular issuer may constitute a greater portion of an Index of each Fund and, therefore, the securities may constitute a greater portion of the Fund’s portfolio. This may have an adverse effect on a Fund’s performance or subject a Fund’s Shares to greater price volatility than more diversified investment companies.
Although each Fund is non-diversified for purposes of the 1940 Act, each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), and to relieve each Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Internal Revenue Code may severely limit the investment flexibility of a Fund and may make it less likely that a Fund will meet their investment objectives.
CONCENTRATION
Each Fund’s investments will generally be concentrated in a particular industry or group of industries to the extent that the Fund’s underlying Index is concentrated in a particular industry or group of industries. The securities of issuers in particular industries may dominate the benchmark Index of a Fund and consequently the Fund’s investment portfolio. This may adversely affect a Fund’s performance or subject its Shares to greater price volatility than that experienced by less concentrated investment companies.
In pursuing its objective, each Fund may hold the securities of a single issuer in an amount exceeding 10% of the market value of the outstanding securities of the issuer, subject to restrictions imposed by the Internal Revenue Code. In particular, as a Fund’s size grows and its assets increase, it will be more likely to hold more than 10% of the securities of a single issuer if the issuer has a relatively small public float as compared to other components in its benchmark Index.
PREFERRED SECURITIES
The Preferred Stock ETF and the Convertible Securities ETF will invest in preferred securities. Preferred securities pay fixed or adjustable rate dividends to investors, and have “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on preferred securities must be declared by the issuer’s board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or otherwise made payable. There is no assurance that dividends or distributions on the preferred securities in which a Fund invests will be declared or otherwise made payable.
The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws.
Because the claim on an issuer’s earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, a Fund’s holdings of higher rate-paying fixed rate preferred securities may be reduced and a Fund would be unable to acquire securities paying comparable rates with the redemption proceeds.
CONVERTIBLE SECURITIES
The Convertible Securities ETF will invest in convertible securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
BONDS
Each Fixed Income ETF invests a substantial portion of its assets in bonds and the Preferred Stock ETF may invest a portion of its assets in bonds. A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date; provided, however, a zero coupon bond pays no interest to its holder during its life. The value of a zero coupon bond to a Fund consists of the difference between such bond’s face value at the time of maturity and the price for which it was acquired, which may be an amount significantly less than its face value (sometimes referred to as a “deep discount” price).
An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Fixed rate bonds generally are also subject to inflation risk, which is the risk that the value of the bond or income from the bond will be worth less in the future as inflation decreases the value of money. This could mean that, as inflation increases, the “real” value of the assets of a Fund holding fixed rate bonds can decline, as can the value of the Fund’s distributions. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of “floating-rate” or “variable-rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. A Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).
In addition, the Convertible Securities ETF, the Corporate Bond ETFs, High Yield Bond ETF and the International Corporate Bond ETF invest almost exclusively in corporate bonds and the Preferred Stock ETF may invest a portion of its assets in corporate bonds. The investment return of corporate bonds reflects interest on the bond and changes in the market value of the bond. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by such a security.
HIGH YIELD SECURITIES
The High Yield Bond ETF and SPDR Nuveen S&P High Yield Municipal Bond ETF each invests a substantial portion of its assets in high yield debt securities and the Preferred Stock ETF and SPDR Barclays Capital Emerging Markets Local Bond ETF may invest a portion of their assets in high yield debt securities. Investment in high yield securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and credit risk. These high yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities. In addition, high yield securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, but can also be issued by governments. Such issuers are generally less able than more financially stable issuers to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.
Investing in high yield debt securities involves risks that are greater than the risks of investing in higher quality debt securities. These risks include: (i) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (ii) industry, market and economic risk; and (iii) greater price variability and credit risks of certain high yield securities such as zero coupon and payment-in-kind securities. While these risks provide the opportunity for maximizing return over time, they may result in greater volatility of the value of the Fund than a fund that invests in higher-rated securities.
Furthermore, the value of high yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual issuer developments to a greater extent than do higher-rated securities which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield securities held by the Fund.
The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield security, and could adversely affect the daily net asset value per share of a Fund. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because there is less reliable, objective data available. However, an Index seeks to include primarily high yield securities that the Index provider believes have greater liquidity than the broader high yield securities market as a whole.
The use of credit ratings as a principal method of selecting high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.
SOVEREIGN DEBT OBLIGATIONS
The International Treasury Bond ETFs, SPDR Barclays Capital Emerging Markets Local Bond ETF and SPDR DB International Government Inflation-Protected Bond ETF invest a substantial portion of their assets in sovereign debt. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or reschedule of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.
U.S. GOVERNMENT OBLIGATIONS
Treasury ETFs, TIPS ETF and Mortgage Backed Bond ETF invest almost exclusively in various types of U.S. Government obligations. All other ETFs may invest a portion of their assets in U.S. Government obligations. U.S. Government obligations are a type of bond. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities.
One type of U.S. Government obligation, U.S. Treasury obligations, are backed by the full faith and credit of the U.S. Treasury and differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years.
Other U.S. Government obligations are issued or guaranteed by agencies or instrumentalities of the U.S. Government including, but not limited to, Federal National Mortgage Association (“FNMA”), the Government National Mortgage Association (“GNMA”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Mortgage Corporation (“FHLMC”), the Federal Home Loan Banks (“FHLB”), Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac). Some obligations issued or guaranteed by U.S.

Government agencies and instrumentalities, including, for example, GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by FNMA, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. Government provides financial support to such U.S. Government-sponsored federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law.
On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae, and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth over the next three years. As a result of this Agreement, the investments of holders, including applicable Funds, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac are protected to the extent of such commitment.
VARIABLE RATE DEMAND OBLIGATIONS
The SPDR Nuveen S&P VRDO Municipal Bond ETF will invest in Variable Rate Demand Obligations (VRDO). VRDOs are short-term tax exempt fixed income instruments whose yield is reset on a periodic basis. VRDO securities tend to be issued with long maturities of up to 30 or 40 years; however, they are considered short-term instruments because they include a put feature which coincides with the periodic yield reset. For example, a VRDO whose yield resets weekly will have a put feature that is exercisable upon seven days notice. VRDOs are put back to a bank or other entity that serves as a liquidity provider, who then tries to resell the VRDOs or, if unable to resell, holds them in its own inventory. VRDOs are generally supported by either a Letter of Credit or a Stand-by Bond Purchase Agreement to provide credit enhancement.
MUNICIPAL SECURITIES
General. The Municipal Bond ETFs will invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal securities share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which the Municipal Bond ETFs may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).
Some longer-term municipal securities give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request—usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Municipal Bond ETF would hold the longer-term security, which could experience substantially more volatility.
The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice, than non-municipal securities. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the Municipal Bond ETFs to value accurately than securities of public corporations. Since the Municipal Bond ETFs invest a significant portion of their portfolios in municipal securities, a Municipal Bond ETF’s portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities. In addition, the municipal securities market is generally characterized as a buy and hold investment strategy. As a result, the accessibility of municipal securities in the market is generally greater closer to the original date of issue of the securities and lessens as the securities move further away from such issuance date.
Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.
Prices and yields on municipal securities are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. As a result, municipal securities may be more difficult to value than securities of public corporations.
Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. In addition, municipal securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding municipal securities. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Municipal Bond ETF’s municipal securities in the same manner.
Municipal Leases and Certificates of Participation. Also included within the general category of municipal securities described in the Municipal Bond ETFs’ Prospectus are municipal leases, certificates of participation in such lease obligations or installment purchase contract obligations (hereinafter collectively called “Municipal Lease Obligations”) of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, a Municipal Bond ETF’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult.
Municipal Insurance. A municipal security may be covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).
Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal security in the event of default by the issuer, and cover a municipal security to its maturity, enhancing its credit quality and value.
Municipal security insurance does not insure against market fluctuations or fluctuations in a Municipal Bond ETF’s share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.
Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.
Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund’s distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund’s holdings would be affected, and the Trustees would reevaluate a Municipal Bond ETF’s investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by the Municipal Bond ETF.
CONSIDERATIONS REGARDING INVESTMENT IN CALIFORNIA MUNICIPAL SECURITIES
The Municipal Bond ETFs, and more directly, the SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF, SPDR Nuveen Barclays Capital California Municipal Bond ETF, SPDR Nuveen Barclays Capital Municipal Bond ETF and the SPDR Nuveen Barclays Capital Build America Bond ETF, may be particularly affected by political, economic or regulatory developments affecting the ability of California tax-exempt issuers to pay interest or repay principal. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California governmental issuers to maintain debt service on their obligations. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers. The information set forth below constitutes only a brief summary of a number of complex factors which may impact issuers of California municipal obligations, and does not include factors that may occur on a national and/or international level that may also have an adverse effect on the debt obligations of California issuers. The information is derived from sources that are generally available to investors, including the State’s Treasurer’s Office’s Official Statement and other information promulgated by the State’s Treasurer’s Office, the Department of Finance and the State Controller’s Office. The information is intended to give recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of California. Such information has not been independently verified by the Trust or its legal counsel, and the Trust and its legal counsel assume no responsibility for the completeness or accuracy of such information. The information can be found at the website of the California State Treasurer at www.treasurer.ca.gov. No such information is intended to be incorporated by reference into this Statement of Additional Information. It should be noted that the financial strength of local California issuers and the creditworthiness of obligations issued by local California issuers is not directly related to the financial strength of the State or the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.
Certain debt obligations held by a Municipal Bond ETF may be obligations of issuers that rely in whole or in substantial part on California state government revenues for the continuance of their operations and payment of their obligations. Whether and to what extent the California Legislature will continue to appropriate a portion of the State’s General Fund to counties, cities and their various entities, which depend upon State government appropriations, is not entirely certain. To the extent local entities do not receive money from the State government to pay for their operations and services, their ability to pay debt service on obligations held by the Funds may be impaired.
Certain tax-exempt securities in which the Municipal Bond ETFs may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to state laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.
California’s economy is the largest state economy in the United States and one of the largest in the world. In addition to its size, California’s economy is also one of the most diverse in the world, with major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy. California receives revenues from taxes, fees and other sources, the most significant of which are the personal income tax, sales and use tax and corporation tax. The state expends money on a variety of programs and services. Significant elements of state expenditures include education (both kindergarten through 12th grade and higher education), health and human services, correctional programs, transportation and debt service. Most of the major revenue sources of the State are deposited into the General Fund, which is the principal operating fund for the majority of the governmental activities of the State. As the Department of Finance reports, California, as the rest of the nation, is in a severe economic recession.

The State experienced a severe economic recession which began in the first quarter of 2008 and ended at some point in the second half of 2009. However, though the State’s “bottom-line” (primary government net assets) does not yet reflect it, there is some evidence that California’s downward trend has stopped and its financial position is improving. Personal income increased for the sixth consecutive quarter in the first quarter of 2011. After falling for six consecutive quarters, taxable sales turned around in the second half of 2009 and continued to improve through the first quarter of 2011. The state unemployment rate reached a high of 12.5 percent in late 2010. The rate improved thereafter, falling to 11.7 percent in May 2011, but rising to 12.0 percent for July 2011. In comparison, the national unemployment rate was 9.1 percent in July. In response to the most severe economic downturn in the United States since the Great Depression, in the budget plan for Fiscal Year 2009-10 adopted on February 20, 2009 as amended by the revisions enacted on July 28, 2009 together with other related budget legislation (the “Amended 2009 Budget Act”), the State implemented substantial spending reductions, program eliminations, revenue increases, and other solutions in order to close an estimated $60 billion budget gap over the combined 2008-09 and 2009-10 fiscal years. The State adopted reforms in nearly every area of government to better contain costs in the future. The May Revision of the 2010-11 Governor’s Budget released May 14, 2010 (the “2010-11 May Revision”) included further reductions to many programs. The 2011 Budget Act projected an additional $4 billion in fiscal year 2011-12 General Fund revenues since the 2011-12 May Revision, based on better-than-projected revenues in May and the first part of June. This amount was estimated on an aggregate basis, and was not allocated to specific tax sources. The 2011 Budget Act recognized the potential risk to the state’s fiscal condition if the higher revenues did not materialize by including a “trigger mechanism” to provide certain automatic expenditure reductions if projections of the fiscal year 2011-12 revenues to be updated in November/December 2011 are more than $1 billion lower than projected under the 2011 Budget Act.
Conditions remain difficult for businesses and residents across the state. Housing, while stabilizing, still has issues to work through in the mortgage markets. The weak housing markets and the depressed level of home building will continue to slow the economic recovery. These factors are likely to depress consumer confidence and, therefore, the willingness and ability of individuals and firms to spend and invest for some time. The Legislative Analyst’s Office (“LAO”), California’s nonpartisan fiscal and policy adviser, estimates that California’s personal income will grow by 5.0 percent in 2011 and 303 percent in 2012. The LAO forecasts that the State’s three major sources of revenue — personal income taxes, corporation taxes, and sales and use taxes — will increase by 5.6 percent in the 2010-11 fiscal year and, after a decrease of 1.4 percent in the 2011-12 fiscal year as temporary tax increases expire, will continue to increase. However, there is much uncertainty in these forecasts. The LAO also estimates that California’s employment will grow 0.9 percent in 2011 and 2.2 percent in 2012 and 2013, but that the unemployment rate will remain above seven percent through 2015.
In January 2011, California’s projected budget gap for fiscal years 2010-11 and 2011-12 was $25.4 billion. The state’s revenue estimates utilized in connection with the 2011 Budget Act assumed slow but positive economic growth, and the 2011 Budget Act projects that most of California’s major revenue sources will grow in fiscal year 2011-12. The 2011 Budget Act also takes into account the end of federal stimulus funds (ARRA) which provided $4.2 billion to the state to offset General Fund costs in fiscal year 2010-11, and the expiration on June 30, 2011 of temporary surcharges on personal income taxes, sales taxes and vehicle license fees which provided $7.1 billion in the last fiscal year. The 2011 Budget Act closed a projected $26.6 billion budget gap for the two fiscal years 2010-11 and 2011-12 and made substantial progress in addressing the state’s long-term structural budget deficit.
This proposed budget projects a $25.4 billion gap between estimated revenues and state expenditures over the next 18 months. The 2011-12 Governor’s Budget proposes $12.5 billion in expenditure-related solutions, $12.0 billion in new revenues, and $1.9 billion in internal borrowing from special funds and other sources. The 2011-12 Governor’s Budget projects (with all budget solutions enacted) General Fund revenues and transfers of $89.7 billion and expenditures of $84.6 billion, resulting in a $1 billion reserve. The majority of the budget actions are not one-time solutions, but are intended to last beyond the 2011-12 fiscal year. Two significant and interrelated elements are included in the Governor’s plan: the extension of the four temporary tax increases adopted in February 2009 and the realignment of state and local program responsibilities, including the elimination of redevelopment agencies.

Budget Initiatives
Cash Management
The State has regularly issued short-term obligations to meet cash flow needs in the form of a type of external borrowing called “revenue anticipation notes” (“RANs”). RANs mature prior to the end of fiscal year issuance. The State has issued RANs in 22 of the last 23 fiscal years to partially fund timing differences between receipts and disbursements, as the majority of General Fund revenues are received in the last part of the fiscal year. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants (“RAWs”), which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any “Unapplied Money” in the General Fund on their maturity date, subject to the prior application of such money in the General Fund to pay “Priority Payments,” payments made to, among other things, (i) support the public school system and public institutions of higher education, (ii) pay principal on general obligation bonds and general obligation notes of the state (as described below), (iii) reimburse local governments for certain reductions in ad valorem property taxes, (iv) provide reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be to repay borrowings and (v) pay, among other things, state employees’ wages and benefits, state payments to pension and other state employee benefit trust funds and lease payments to support lease revenue bonds.
The state entered fiscal year 2009-10 on July 1, 2009 with severely depleted cash resources as a result of having to pay significant obligations before June 30, 2009, including repayment of $5.5 billion of RANs issued in fiscal year 2008-09. In addition, significant payments to public schools had been deferred from the end of fiscal year 2008-09 into the first few weeks of July 2009. The state had projected in May 2009 that revenues would be lower than expected and that it faced a $22 billion budget gap. However, by July 1, 2009, additional budget solutions for fiscal year 2009-10 had not been adopted. Faced with reduced cash resources, the State Controller started to issue registered warrants (or IOUs) on July 2, 2009, for certain obligations of the state not having payment priority under law. The State Controller was able to manage cash resources, as described above, to ensure that higher priority payments, such as for schools and debt service, were made on time in July and August 2009. On July 28, 2009, the Governor signed the Amended 2009 Budget Act, which included a number of provisions for cash management purposes. With the adoption of the Amended 2009 Budget Act, the state was above to undertake it normal external borrowing program for fiscal year 2009-10. The 2010-11 May Revision projected that the state would have sufficient cash resources to repay all of its $8.8 billion of 2009-10 Series A Notes in June of 2010 as scheduled, and they were all retired as of June 23, 2010. Cash flow projections prepared following the 2010-11 May Revision showed as available balance of cash and unused borrowable resources at June 30, 1010 of about $6.2 billion, after repayment of the RANs.
The State’s 2010-11 Budget Act was not enacted until October 8, 2010. This prevented the state from making payments for many programs which did not have continuing appropriations or constitutionally mandated payment obligations, and payments to a variety of suppliers of goods and services to the state. Once the Budget Act was enacted, the state had to meet all its obligations which had remained unpaid in the absence of valid appropriations during the three months that the state had no approved budget. This created cash challenges in the months of October and November 2010. To alleviate the cash shortfall, in October 2010, the state deferred approximately $4.5 billion in payments as authorized under the March 2010 Cash Management Bill and issued $6.7 billion of interim RANs through a private placement. In November 2010, the state issued $10.0 billion of RANs. The proceeds of the RANs enabled the state to repay the $6.7 billion of interim RANs.
As a result of expenditure reductions enacted in March 2011 and improved revenue results (despite the expiration of temporary tax surcharges), the state entered the 2011-12 fiscal year in a better cash position than it had experienced for several years. Timely enactment of the 2011 Budget Act allows the state to carry out its normal cash flow borrowing (2011 RANs) early in the fiscal year. In light of the uncertainty related to the federal debt limit situation, the state issued interim RANs of $5.4 billion in late July to provide sufficient cash for the early part of the fiscal year in case developments in Congress disrupted the market for the 2011 RANs. These interim RANs were prepaid on September 22, 2011 from Unapplied Moneys in the General Fund. The 2011 RANs in the amount of $5.4 billion were issued on September 22, 2011.
Under California’s continued intra-year payment deferral program, in the event there are sufficient funds available to the General Fund during the 2011-12 fiscal year, upon agreement among the State Controller, the State Treasurer, and the Director of the Department of Finance, the State Controller may release deferred funds earlier than scheduled in the Department of Finance’s cash flow projections for the 2011-12 fiscal year. These potential early payments could reduce unused cash borrowable resources in earlier months than anticipated in those projections, but would not affect the June 30, 2012 unused borrowable resources.

Special Fund for Economic Uncertainties
The Special Fund for Economic Uncertainties (“SFEU”) is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. The State Controller may transfer amounts in the SFEU to the General Fund as necessary to meet cash needs of the General Fund and such transfers are characterized as “loans.” The State Controller must then return the money so transferred without payment of interest as soon as there is sufficient money in the General Fund. The State Controller is also authorized to transfer the unencumbered balance in the General Fund to the SFEU, as of the end of each fiscal year.
Budget Stabilization Account
In March 2004, voters approved Proposition 58, which amended the California State Constitution to require balanced budgets in the future, yet this has not prevented the State from enacting budgets that rely on borrowing. Proposition 58 establishes a special budgetary reserve, the Budget Stabilization Account (“BSA”). Beginning with fiscal year 2006-07, a specified portion of estimated annual General Fund revenues was transferred by the State Controller into the BSA (to reach a ceiling of 3 percent by 2008-09). These transfers would continue until the balance in the BSA reached $8 billion or 5 percent of the estimated General Fund revenues for that fiscal year, whichever is greater. The annual transfer requirement would go back into effect whenever the balance falls below $8 billion or the 5 percent mark. The BSA is used to repay the ERBs and provide a “rainy-day” fund for future economic downturns or natural disasters. Proposition 58 also allows the Governor to declare a fiscal emergency whenever he or she determines that General Fund revenues will decline below budgeted expenditures, or expenditures will increase substantially above available resources. Finally, it requires the State legislature to take action on legislation proposed by the Governor to address fiscal emergencies.
The 2007, 2008 and 2009 Budget Acts give the Director of Finance authority to transfer money from the BSA back into the General Fund in an amount determined by the Director of Finance to be sufficient to ensure there is a prudent General Fund balance. Using this authority, the Director of Finance ordered the transfer of the entire balance of $1.495 billion from the BSA to the General Fund to address a fiscal emergency proclaimed by the Governor on January 10, 2008. On May 28, 2008, the Governor suspended the 2008-09 transfer of $3.018 billion from the General Fund to the BSA, as had been proposed in the 2008-09 Budget. Due to a drastic decline in General Fund revenues, the Governor issued an Executive Order on May 29, 2009, suspending the 2009-10 transfer estimated at approximately $2.8 billion from the General Fund to BSA. The 2010-11 May Revision retains the January 10 proposal to suspend the fiscal year 2010-11 transfer estimated at approximately $2.7 billion from the General Fund to the BSA. During fiscal year 2011-12, there are no monies in the BSA.
2011 Proposed Governor’s Budget and the 2011-12 May Revision
The 2011-12 Governor’s Budget, released on January 10, 2011, identified an estimated $25.4 billion budget gap by the end of fiscal year 2011-12 (including a budget reserve of $950 million). The Governor declared a fiscal emergency and called the Legislature into a special session at the time the proposed budget was released, and emphasized the need for the Legislature to implement many of the solutions proposed in the budget immediately to achieve their full value. Based on the Legislature’s actions, and other factors, the 2011-12 May Revision reduced the budget gap estimate to 9.61 billion (including funding a $1.2 billion reserve) and proposes to close the gap with a combination of expenditure reductions, alternative funding, fund shifts, and federal funds. The 2011-12 May Revision will be the basis for final negotiations between the Governor and the Legislature to reach agreement on the fiscal year 2011-12 Budget.
Intensive negotiations between Legislative leaders and the Governor in the period immediately following release of the 2011-12 Governor’s Budget resulted in partial adoption of the Governor’s proposals. By mid-March, the Legislature had enacted, largely by majority vote, a series of bills adopting substantial and permanent expenditure reductions and other solutions totaling about $13 billion. Most of these bills were signed by the Governor at the time. Certain proposals, such as elimination of redevelopment agencies and enterprise zones, and realignment to local governments, were left undone. Most significantly, there was no agreement to place the tax extensions proposed by the Governor on the June ballot. Therefore, since the entire budget gap was not closed, no final budget package was adopted in March. On May 16, 2011, the Governor released the May Revision to the 2011-12 Budget.
The 2011-12 May Revision projects to end fiscal year 2011-12 with a $1.2 billion reserve. General Fund revenues and transfers for fiscal year 2011-12 are projected at $88.5 billion, a decrease of $6.3 billion compared with revised estimates for fiscal year 2010-11. General Fund expenditures for fiscal year 2011-12 are projected at $85.9 billion, an increase of $1.3 billion compared with estimates in the 2011-12 Governor’s Budget and a decrease of $5.5 billion compared with revised estimates for fiscal year 2010-11.

About Municipal Obligations
As of August 1, 2011, the State had outstanding approximately $79.1 billion aggregate principal amount of long-term general obligation bonds, of which approximately $71.1 billion were payable primarily from the state’s General Fund, and approximately $8.0 billion were payable first from the other revenue sources. As of August 1, 2011, there were unused voter authorizations for the future issuance of approximately $38.4 billion of long-term obligation bonds, some of which may first be issued as commercial paper notes. Of this unissued amount, approximately $1.3 billion are for bonds payable first from other revenue sources. The general obligation bond law also permits the state to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. As of August 1, 2011, the state had outstanding $4.8 billion principal amount of variable rate general obligation bonds (which includes a portion of Economic Recovery Bonds (“ERBs”) described below), representing about 6.1 percent of the state’s total outstanding general obligation bonds as of that date. The state presently plans to refund or remarket into long-term fixed rates in October 2011 all of its general obligation bonds having a mandatory tender on April 1, 2012, totaling about $342 million. The state is required to pay the principal of any general obligation bonds, with the exception of ERBs, which are subject to optional or mandatory tender. The state may also issue commercial paper notes, some, but not all, of which may be renewed or refunded by the issuance of long-term bonds. It is currently the state’s policy to use commercial paper notes to provide flexibility for bond programs, such as to provide interim funding of voter-approved projects and to facilitate refunding of variable rate bonds into fixed rate bonds. Pursuant to the terms of the bank credit agreement presently in effect, the general obligation commercial paper program may have up to $1.57 billion in aggregate principle amount at any time. The issuance of General Obligation Bonds on September 28, 2011 provided funds which, together with certain additional funds, have retired all of the $1,292,170,000 aggregate principal amount of general obligation commercial paper notes which had been outstanding. The state then plans to terminate its existing bank credit agreement and enter into new agreements with multiple banks to restructure the commercial paper program.
In addition to general obligation bonds, the State also issues lease revenue obligations. Under these arrangements, the State Public Works Board, another state or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a state agency, the California State University, or the University of California or the Judicial Council under a long-term lease that provides the source of payment of the debt service on the lease-revenue bonds. As of August 1, 2011, the State had approximately $9.4 billion in outstanding General Fund-supported lease purchase obligations. The State Public Works Board, which is authorized to sell lease revenue bonds, had approximately $12.0 billion of authorized and unissued lease revenue bonds as of August 1, 2011. Certain state agencies and authorities also issue revenue bonds for which the General Fund has no liability. As of June 30, 2011, state agencies and authorities had approximately $59 billion aggregate principal amount of revenue bonds and notes outstanding which are non-recourse to the General Fund. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary from the credit quality of those obligations backed by the full faith and credit of the State.
Between November 2006 and August 2009, voters and the Legislature authorized more than $60 billion of new general obligation bonds and lease revenue bonds, which are paid solely from the General Fund. This new authorization substantially increased the current amount of such General Fund-supported debt authorized and issued to approximately $82.5 billion as of August 1, 2011. The state did not issue any general obligation or lease-revenue bonds in the spring of 2011. Based on current Department of Finance projections, approximately $2.3 billion of lease-revenue bonds will be issued in fiscal year 2011-12 and $3.2 billion of lease-revenue bonds will be issued in fiscal year 2012-13. For general obligation bonds, the Department of Finance estimates that approximately $1.8 billion of new money bonds will be issued in the fall of 2011. It is expected that proposed issuance amounts for the remainder of fiscal year 2011-12 will be contained in the upcoming 2012-13 Governor’s Budget. Future amounts of general obligation debt issuance will depend on departmental spending needs, overall budget constraints, market conditions, refunding opportunities and other factors.
Economic Recovery Bonds
In March 2004, voters approved Proposition 57, the California Economic Recovery Bond Act, authorizing the issuance of up to $15 billion in Economic Recovery Bonds (“ERBs”) to finance the State’s negative General Fund balance.
The repayment of the ERBs is secured by a pledge of revenues from an increase in the State’s share of the sales and use tax of 0.25% starting July 1, 2004. In addition, as voter-approved general obligation bonds, the ERBs are secured by the State’s full faith and credit and payable from the General Fund in the event the dedicated sales and use tax revenue is insufficient to repay the bonds. However, moneys in the General Fund will only be used in the event the dedicated sales and use tax revenue is insufficient to repay the bonds. In order to relieve cash flow and budgetary shortfalls identified in the 2008-09 Governor’s Budget, the state issued approximately

$3.179 billion of ERBs on February 14, 2008, generating net proceeds of $3.313 billion which were transferred to the General Fund. No further ERBs can be issued under Proposition 57, except refunding bonds which may be issued in the future.
Because of the sharp reduction in taxable sales as a result of the recent economic recession, the Special Sales Tax Revenues (“SSTRs”) collected from the one-quarter cent tax dedicated to repayment of the ERB debt decreased to a level which did not provide adequate coverage above the required debt service accounts for the 2004 and 2008 ERBs. This resulted in downgrades of the ratings of the ERBs and would have required debt service to be paid from reserve funds for at least some period of time. In order to restore adequate coverage, the state restructured the ERB debt through the issuance of approximately $3.435 billion ERB refunding bonds on November 5, 2009. The restructuring reduced annual debt service costs to come into alignment with reduced tax revenues, with a coverage target of at least 1.3 times. The ratings for all ERBs have been raised to levels above the state’s general obligation bond ratings.
Three different sources of funds are required to be applied to the early retirement (generally by purchase or redemption) of ERBs: (i) all proceeds from the dedicated quarter cent sales tax in excess of the amounts needed, on a semi-annual basis, to pay debt service and other required costs of the bonds, (ii) all proceeds from the sale of specified surplus state property, and (iii) fifty percent of each annual deposit, up to $5 billion in the aggregate, of deposits in the BSA. As of August 2011, funds from these sources have been used for early retirement of approximately $4.12 billion of bonds during fiscal years 2005-06 through 2011-12, including $1.495 billion which was transferred from the BSA in fiscal year 2006-07 ($472 million) and fiscal year 2007-08 ($1.023 billion). As of August 1, 2011, a total of $7.42 billion of ERBs have been retired, leaving a principal balance of $6.79 billion.
Tobacco Settlement Revenue Bonds
In 1998, the state signed a settlement agreement with four major cigarette manufacturers (the “Manufacturers”). Under the settlement agreement, the Manufacturers agreed to make payments to the state in perpetuity, which payments amount to approximately $25 billion (subject to adjustments) over the first 25 years. Half of the payments made by the Manufacturers will be paid to the state and half to local governments (all counties and cities of San Diego, Los Angeles, San Francisco and San Jose). In connection with the settlement, a bill was enacted authorizing the issuance of revenue bonds secured by the tobacco settlement revenues received beginning in the 2003-04 fiscal year. In 2003, in connection with a second sale of the bonds, the bill was amended to require the Governor to request an appropriation from the General Fund in the annual Budget Act to pay debt service and other related costs of the tobacco settlement revenue bonds secured by the second (and only the second sale) of the bonds when such tobacco settlement revenues are insufficient. Tobacco settlement revenue bonds are neither general nor legal obligations of the state or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of the state or any political subdivision is or shall be pledged to the payment of any such bonds, with the exception of the General Fund appropriation request previously discussed. In 2003, two separate sales of these assets financed with revenue bonds (the “2003 Bonds”) produced about $4.75 billion in proceeds which were transferred to the General Fund. In 2005 and 2007, the state refunded all of the original 2003 Bonds, generating additional proceeds of approximately $1.783 billion, which were also transferred to the General Fund. The back-up state guaranty was applied to only the second 2003 sale of bonds and was continued when those bonds were refunded in 2005 (the “2005 Bonds”). The back-up state guaranty now applies to the $3.14 billion of 2005 Bonds.
For the first time since the Bonds were issued, the reserve funds of each bond are anticipated to be used to make the required debt service interest payment due in December 2011. The draw on the 2005 supplemental reserve funds is anticipated to be $5.3 million, leaving approximately $241 million in the reserve funds for the 2005 Bonds. Future revenues in excess of debt service requirements, if any, will be used to replenish the reserve funds of the 2005 Bonds. The state General Fund is not obligated to replenish the reserve funds.
California has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase obligations and short-term obligations, including RANs and RAWs, when due. As of the last Official Statement from the Treasurer’s Office released at the end of September 2009, the state’s general obligation bonds were rated “Baa1” by Moody’s, “A” by S&P, and BBB by Fitch. The RANs have received ratings of MIG 1, SP-1 and F-2 by Moody’s, S&P and Fitch, respectively. It should be recognized that these ratings are not an absolute standard of quality, but rather general indicators. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State municipal obligations in which a Fund invests.

Constitutional and statutory amendments as well as budget developments may affect the ability of California issuers to pay interest and principal on their obligations. The overall effect may depend upon whether a particular California tax-exempt security is a general or limited obligation bond and on the type of security provided for the bond. It is possible that measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.
CONSIDERATIONS REGARDING INVESTMENT IN NEW YORK MUNICIPAL SECURITIES
The Municipal Bond ETFs, and more directly, the SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF, SPDR Nuveen Barclays Capital New York Municipal Bond ETF, SPDR Nuveen Barclays Capital Municipal Bond ETF and the SPDR Nuveen Barclays Capital Build America Bond ETF, may be particularly affected by political, economic or regulatory developments affecting the ability of New York tax-exempt issuers to pay interest or repay principal. Investors should be aware that certain issuers of New York tax-exempt securities have at times experienced serious financial difficulties. A reoccurrence of these difficulties may impair the ability of certain New York issuers to maintain debt service on their obligations. The following information provides only a brief summary of the complex factors affecting the financial situation in New York, and does not include factors that may occur on a national and/or international level that may also have an adverse effect on issuers’ ability to maintain debt service on their obligations. The information is primarily derived from the Annual Information Statement of the State of New York and updates and supplements thereto. These sources are prepared by the Department of Budget and are available to investors at www.budget.state.ny.us. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of New York. Such information has not been independently verified by the Trust or its legal counsel and the Trust and its legal counsel assume no responsibility for the completeness or accuracy of such information. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by New York city and state agencies, and that there is no obligation on the part of New York State to make payment on such local obligations in the event of default.
The Annual Information Statement (“AIS”) of the State of the New York is provided by the Department of Budget (“DOB”) subsequent to the fiscal year end of March 31. The AIS constitutes the official disclosure statement regarding the financial condition of the State of New York. The information provided below is based on the AIS dated May 24, 2011, as updated through August 22, 2011. The AIS is updated on a quarterly basis. No such information is intended to be incorporated by reference in this Statement of Additional Information.
The State accounts for all of its spending and revenues by the fund in which the activity takes place and the broad category or purpose of that activity. Funds include the General Fund and other funds specified for dedicated purposes (collectively, “State Operating Funds”). The State Constitution requires the Governor to submit an Executive Budget that is balanced on a cash basis in the General Fund, which is the fund that receives the majority of State taxes, and all income not earmarked for a particular program or activity. Since the Governor is statutorily required to balance the General Fund, it is often the focus of the State’s budget discussion. Each year, the Legislature and the Governor enact an Enacted Budget Financial Plan (“Enacted Budget”) which is prepared by the DOB and contains estimates for the upcoming fiscal year and projections for the next two fiscal years. This year, the Enacted Budget contains estimates for the 2011-2012 fiscal year and projections for the 2012-13 through 2014-15 fiscal years.
The State’s economy and finances are subject to many complex, economic, social, environmental and political risks and uncertainties, many of which are outside of the ability of the State to control. These include, but are not limited to, the performance of the national and State economies and the impact of continuing write-downs and other costs on the profitability of the financial services sector, and the concomitant effect on bonus income and capital gains realizations; access to the capital markets in light of the disruption in the municipal bond market; litigation against the State, including challenges to certain tax actions and other actions authorized in the Enacted Budget; and actions taken by the federal government, including audits, disallowances, and change in aid levels. Such risks and uncertainties may affect the Enacted Budget unpredictably from fiscal year to fiscal year.
Revised General Fund Receipts and Disbursements Estimates
The General Fund finances various state programs including, among other programs, school aid, Medicaid and higher education. The General Fund receives the majority of the State’s tax money, specifically revenue from personal income, sales and business taxes. General Fund receipts are projected to grow 10.9 percent from the 2010-11 results. Overall, State tax receipts are expected to grow by 6.7 percent. Receipts growth is affected by the tax changes approved in the Enacted Budget, as well as, in prior fiscal years, and tax compliance and anti-fraud efforts. These factors are expected to continue to enhance expected receipt growth through 2014-15. DOB has made adjustments to the projected 2011, 2012, 2013 and 2014 expenditures to account for the impact of: (i) decreases for pollution remediation of $150 million in each of fiscal year 2011 and 2012 and decreases of $200 million in each of fiscal years 2013 and 2014 as a result of the amendment of the Financial Emergency Act to permanently waive the budgetary impact of Government Accounting Standards Board 49, enabling the City to continue to finance certain pollution remediation costs with the issuance of bonds; (ii) increases for education of $853 million in each of fiscal years 2012 through 2014 resulting from the expiration of federal stimulus funding for education; (iii) increases of $180 million and $72 million in fiscal years 2011 and 2012, respectively, to compensate for the shortfall in additional federal Medicaid participation; (iv) increases in health insurance costs of $7 million, $126 million, $195 million and $276 million in fiscal years 2011 through 2014, respectively; (v) a decrease of $600 million in fiscal year 2011 and increases of $400 million in each of fiscal years 2012 through 2014, in the reserve for changes in pension funding assumptions and methodology, as a result of adjustments in the timing and amount of such changes; (vi) decreases in debt service of $23 million and $341 million in fiscal years 2011 and 2012, respectively, and increases in debt service of $45 million and $51 million in fiscal years 2013 and 2014, respectively; and (vii) increases in other expenses of $89 million and $35 million in fiscal year 2011 and 2012, respectively, and decreases in other expenses of $21 million and $114 million in fiscal years 2013 and 2014, respectively.
The Governor submitted his Executive Budget proposal for fiscal year 2012 on February 1, 2011, and amendments on February 24 and March 1, 2011, as permitted by law. On March 3, 2011, the DOB issued the Executive Budget Financial Plan, as amended, which included updated estimates and projections for fiscal years 2011 through 2015. The Governor’s Executive Budget proposed measures to eliminate the General Fund budget gap of $10 billion in fiscal year 2012, and to reduce the future projected budget gaps to $2.2 billion in fiscal year 2012, $2.5 billion in fiscal year 2014, and $4.4 billion in fiscal year 2015. The Governor and legislative leaders announced agreement on a budget for fiscal year 2012 on March 27, 2011. The Legislature passed the appropriations and accompanying legislation needed to complete the budget on March 31, 2011. Consistent with past practice, the Legislature enacted the annual debt service appropriations without amendment before the start of the fiscal year (on March 16, 2011). On April 11, 2011, the Governor completed his review of all budget bills and finalized the enactment of the fiscal year 2012 Budget.
State Debt and Other Financing Activities
State-related debt consists of State-supported debt, where the State, subject to an appropriation, is directly responsible for paying debt service, as well as State-guaranteed debt (to which the full faith and credit of the State has been pledged), moral obligation financings and certain contingent-contractual obligation financings, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances. State-supported debt is a subset of State-related debt. It includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease-purchase and contractual obligations of public authorities and municipalities where the State’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. General obligation debt and lease-purchase obligations are discussed in greater detail below. The State also issues interest rate exchange agreements and variable rate obligations.
The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.
General Obligation Bonds
There is no constitutional limit on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act of 2000 (“Debt Reform Act”) imposed statutory limitations on new State-supported debt issued on and after April 1, 2000. The State Constitution provides that general obligation bonds must be paid in equal annual principal installment or installments that result in substantially level or declining debt service payments, mature within 40 years of issuance, and begin to amortize not more than one year after the issuance of such bonds. General obligation housing bonds must be paid within 50 years of issuance, with principal commencing no more than three years after issuance. The Debt Reform Act limits the maximum term of State-supported bonds to thirty years. Under the State Constitution, the State may undertake short-term borrowings without voter approval. Long-term general obligation borrowing is prohibited unless authorized for a specified amount and purpose by the Legislature and approved by the voters.
In the State, general obligation debt is currently authorized for transportation, environment and housing purposes. The amount of general obligation bonds issued in the 2010-11 fiscal year (excluding refunding bonds) was approximately $500 million ($455 million for the prior year), and as of May 6, 2011, the total amount of general obligation debt outstanding was $3.5 billion ($3.3 billion for the prior year).
The DOB projects that approximately $460 million in general obligation bonds will be issued in 2011-12.

Lease-Purchase and Contractual Obligation Financings and Personal Income Tax Revenue Bonds
The State utilizes certain long-term financing mechanisms, lease-purchase and contractual-obligation financings which involve obligations of public authorities or municipalities where debt service is payable by the State, but which are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance certain payments to local governments, various capital programs, including those which finance the State’s highway and bridge program, SUNY and CUNY educational facilities, health and mental hygiene facilities, prison construction and rehabilitation, economic development projects, State buildings and housing programs, and equipment acquisitions, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State.
Debt service payable to certain public authorities from State appropriations for such lease-purchase and contractual obligation financings may be paid from general resources of the State or from dedicated tax and other sources (e.g., State personal income taxes, motor vehicle and motor fuel related-taxes, dormitory facility rentals, and patient charges). Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State’s obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments.
Under legislation enacted for the 2010-11 fiscal year, the State is authorized to set aside monies in reserve for debt service on general obligation, lease-purchase, and service contract bonds. Pursuant to a certificate filed by the Director of the Budget with the State Comptroller, the Comptroller is required to transfer from the General Fund such reserved amounts on a quarterly basis in advance of required debt service payment dates. The state continues to reserve money on a quarterly basis for debt service payments that are financed with General Fund resources. Money to pay debt service on bonds secured by dedicated receipts, including Personal Income Tax (“PIT”) Revenue Bonds, continues to be set aside as required by law and covenants.
The State also issues PIT Revenue Bonds through authorized issuers of the State that are used as the primary financing vehicle to fund various capital programs. State PIT Revenue Bonds have been issued to support programs related to six general purposes: Education, Economic Development and Housing, Environment, State Facilities and Equipment, Transportation and Health and Mental Hygiene. In 2009, pursuant to State law, State PIT Revenue Bonds began to be issued under new General Purpose resolutions that permitted the issuance of bonds on a consolidated basis for all purposes. This enhanced flexibility has improved the marketability of the State PIT Revenue Bonds, particularly in the taxable market where State PIT Revenue Bonds have been issued as Build America Bonds. The State expects to continue to use the General Purpose approach for future issuances of State PIT Revenue Bonds, except for Transportation. According to the AIS, as of March 31, 2011, approximately $21 billion of State PIT Revenue Bonds were outstanding. In addition, legislation that temporarily authorizes the use of State PIT Revenue Bonds to finance the State’s Mental Health Facilities Improvement Revenue bond program has been extended through fiscal year 2013. This has enabled the State to take advantage of the lower interest rates typically paid on State PIT Revenue Bonds as compared to the State’s Mental Health Facilities Improvement Revenue Bonds.
The State may also enter into statutorily authorized contingent-contractual obligation financings under which the State may enter into service contracts obligating it to pay debt service on bonds, subject to annual appropriation, in the event there are shortfalls in revenues from other non-State resources pledged or otherwise available, to pay the debt service on bonds. According to the AIS, the State has never been required to make any payments under this financing arrangement, but the bankruptcy of certain hospitals in the secured hospitals program may require the State to make payments in the future. Pursuant to specific constitutional authorization, the State may also directly guarantee certain public authority obligations. The only current authorization provides for a State guarantee of repayment of certain borrowings for designated projects of the New York State Job Development Authority (“JDA”). As of March 31, 2011, JDA had approximately $23 million of bonds outstanding. According to the AIS, the State has never been called upon, and does not anticipate being called upon in the 2011-12 fiscal year, to make any payments pursuant to the State guarantee.
Net Variable Rate Obligations and Interest Rate Exchange Agreements
Issuers of State-supported debt are also authorized to issue limited amounts of variable rate debt instruments and enter into a limited amount of interest rate exchange agreements. The current limit on debt instruments which result in a net variable rate exposure (i.e. both variable rate debt and interest rate exchange agreements) is no more than 15 percent of total outstanding state-supported debt. Interest rate exchange agreements are also limited to a total notional amount of no more than 15 percent of total outstanding state-supported debt. The outstanding state-supported debt of $51.6 billion as of March 31, 2011 results in a cap on variable rate exposure and a cap on interest rate exchange agreements of about $8 billion each (15 percent of total outstanding state-supported debt).

According to the AIS, as of March 31, 2011, both the amount of outstanding variable rate debt instruments and interest rate exchange agreements are significantly less than the authorized totals of 15 percent of total outstanding State-supported debt.
Debt Reduction and Debt Reform Cap
The Debt Reform Act imposes phased-in caps on new debt outstanding and new debt service costs, limits the use of debt to capital works and purposes only, and establishes a maximum term of 30 years on such debt. The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and is fully phased-in at 4 percent of personal income in 2010-11. The cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts in 2000-01 and will increase until it is fully phased in at 5 percent in 2013-14. Pursuant to the provisions of the Debt Reform Act, the most recent annual calculation of the limitations imposed by the Debt Reform Act was reported in the Financial Plan Update most proximate to October 31, 2009. The State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 and outstanding at March 31, 2011 projected to be at 3.5 percent of personal income and debt service on such debt at 2.4 percent of total governmental receipts, compared to the caps of 4 and 5 percent, respectively.. Current projections estimate that debt outstanding and debt service costs will continue to remain below the limits imposed by the Act throughout the next several years. However, the State has entered into a period of significantly declining debt capacity. Available room under the cap, in regards to debt outstanding is expected to decline from 5 billion in 2011-12 to $1.1 billion in 2013-14, a decrease of $3.9 billion.
Conclusion
The fiscal stability of New York State is related to the fiscal stability of the State’s municipalities, its agencies and public authorities. This is due in part to the fact that agencies, authorities and local governments in financial trouble often seek State financial assistance. Public authorities are the State’s public benefit corporations, created pursuant to State law. These authorities have various responsibilities, including those that finance, construct and/or operate revenue-producing public facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself, and may issue bonds and notes within the amounts and restrictions set forth in their legislative authorization. The State’s access to public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its public authorities were to default on their respective obligations, particularly those using State-supported and State-related debt. As of December 31, 2010, the aggregate outstanding debt, including refunding bonds, of these public authorities was approximately $161 billion, only a portion of what constitutes State-supported or State-related debt. The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for public authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities, to be made under certain circumstances directly to the authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to authorities under these arrangements, if local assistance payments are diverted the affected localities could seek additional State assistance. Some authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs.
According to the AIS, the fiscal demands on the State may be affected by the fiscal condition of New York City and other localities. New York City relies in part on State aid to balance its budget and meet its cash requirements. Certain other localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. Ultimately, localities or any of their respective public authorities may suffer from serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State.
The State is also a party to various legal proceedings and claims, some of which include potential monetary claims that the State deems to be material (generally in excess of $100 million or involving significant challenges to or impacts on the state’s financial policies or practices). Such proceedings and claims could adversely affect the State’s finances in the 2011-12 fiscal year or thereafter.
INFLATION-PROTECTED OBLIGATIONS
The TIPS ETF invests almost exclusively in inflation-protected public obligations of the U.S. Treasury, commonly known as “TIPS.” The SPDR DB International Government Inflation-Protected Bond ETF invests almost exclusively in inflation-protected public obligations of major governments and emerging market countries, excluding the United States, also commonly known as “TIPS.”

TIPS are a type of security issued by a government that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation — a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the Consumer Price Index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises or falls, both the principal value and the interest payments will increase or decrease. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.
MORTGAGE PASS-THROUGH SECURITIES
The Aggregate Bond ETF and Mortgage Backed Bond ETF may each invest a substantial portion of its assets in U.S. agency mortgage pass-through securities. The term “U.S. agency mortgage pass-through security” refers to a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government-sponsored enterprises: the GNMA, FNMA or FHLMC. In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.
An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome.
For the foregoing and other reasons, the Aggregate Bond ETF and Mortgage Backed Bond ETF seek to obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of “to-be-announced” or “TBA transactions.” “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to settlement date. Each Fund intends to use TBA transactions in several ways. For example, each Fund expects that it will regularly enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a “TBA roll.” In a “TBA roll” a Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, a Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement.
Default by or bankruptcy of a counterparty to a TBA transaction would expose a Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, a Fund will enter into TBA transactions only with established counterparties (such as major broker-dealers) and the Adviser will monitor the creditworthiness of such counterparties. In addition, a Fund may accept assignments of TBA transactions from Authorized Participants (as defined below) from time to time. A Fund’s use of “TBA rolls” may cause the Fund to experience higher portfolio turnover, higher transaction costs and to pay higher capital gain distributions to shareholders (which may be taxable) than the other Funds described herein.
The Aggregate Bond ETF and Mortgage Backed Bond ETF intend to invest cash pending settlement of any TBA transactions in money market instruments, repurchase agreements, commercial paper (including asset-backed commercial paper) or other high-quality, liquid short-term instruments, which may include money market funds affiliated with the Adviser.

ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES
The Aggregate Bond ETF and Mortgage Backed Bond ETF may invest in asset-backed and commercial mortgaged-backed securities. Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, “passed through” to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security’s stated maturity may be shortened, and the security’s total return may be difficult to predict precisely.
FOREIGN CURRENCY TRANSACTIONS
The International Treasury Bond ETFs, SPDR Barclays Capital International Corporate Bond ETF, SPDR DB International Government Inflation-Protected Bond ETF, SPDR Barclays Capital Emerging Markets Local Bond ETF and SDPR Global Dow ETF may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future although the Fund may also enter into non-deliverable currency forward contracts (“NDFs”) that contractually require the netting of the parties’ liabilities. Forwards, including NDFs, can have substantial price volatility. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. At the discretion of the Adviser, the Funds may enter into forward currency exchange contracts for hedging purposes to help reduce the risks and volatility caused by changes in foreign currency exchange rates, or to gain exposure to certain currencies in an effort to track the composition if the applicable Index. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of the Fund’s foreign holdings increases because of currency fluctuations.
BUILD AMERICA BONDS
The SPDR Nuveen Barclays Capital Build America Bond ETF invests a substantial portion of its assets in Build America Bonds. Build America Bonds offer an alternative form of financing to state and local governments whose primary means for accessing the capital markets has historically been through the issuance of tax-free municipal bonds. The Build America Bond program allows state and local governments to issue taxable bonds for capital projects and to receive a direct federal subsidy payment from the Treasury Department for a portion of their borrowing costs. There are two general types of Build America Bonds. The first type of Build America Bond provides a Federal subsidy through Federal tax credits to investors in the bonds in an amount equal to 35 percent of the total coupon interest payable by the issuer on taxable governmental bonds (net of the tax credit), which represents a Federal subsidy to the state or local governmental issuer equal to approximately 25 percent of the total return to the investor (including the coupon interest paid by the issuer and the tax credit). The second type of Build America Bond provides a Federal subsidy through a refundable tax credit paid to state or local governmental issuers by the Treasury Department and the IRS in an amount equal to 35 percent (or 45 percent in the case of Recovery Zone Economic Development Bonds) of the total coupon interest payable to investors in these taxable bonds.
Issuance of Build America Bonds ceased on December 31, 2010. The Build America Bonds outstanding continue to be eligible for the federal interest rate subsidy, which continues for the life of the Build America Bonds; however, no bonds issued following expiration of the Build America Bond program are eligible for the federal tax subsidy.

LENDING PORTFOLIO SECURITIES
Each Fund may lend portfolio securities to certain creditworthy borrowers in an amount not to exceed one third (33 1/3%) of the value of its total assets. The borrowers provide collateral that is marked to market daily in an amount at least equal to the current market value of the securities loaned. A Fund may terminate a loan at any time and obtain the securities loaned. A Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. A Fund cannot vote proxies for securities on loan, but may call loans to vote proxies if a material issue affecting the Fund’s economic interest in the investment is to be voted upon. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.
With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. A Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or money market funds, which may include those managed by the Adviser.
A Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board of Trustees (the “Board”) who administer the lending program for the Funds in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from a Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program. State Street Bank and Trust Company (“State Street”), an affiliate of the Trust, has been approved by the Board to serve as securities lending agent for each Fund and the Trust has entered into an agreement with State Street for such services. Among other matters, the Trust has agreed to indemnify State Street for certain liabilities. State Street has received an order of exemption from the Securities and Exchange Commission (“SEC”) under Sections 17(a) and 12(d)(1) under the 1940 Act to serve as the lending agent for affiliated investment companies such as the Trust and to invest the cash collateral received from loan transactions to be invested in an affiliated cash collateral fund.
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. Although State Street has agreed to provide the Funds with indemnification in the event of a borrower default, the Funds are still exposed to the risk of losses in the event a borrower does not return a Fund’s securities as agreed. For example, delays in recovery of lent securities may cause a Fund to lose the opportunity to sell the securities at a desirable price.
LEVERAGING
While the Funds do not anticipate doing so, each Fund may borrow money in an amount greater than 5% of the value of their respective total assets. However, a Fund may not borrow money in an amount greater than 33 1/3% of the value of the Fund’s total assets. Borrowing for investment purposes is one form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of each Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV of a Fund will increase more when such Fund’s portfolio assets increase in value and decrease more when the Fund’s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds.
REPURCHASE AGREEMENTS
Each Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next Business Day — as defined below). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Custodian until repurchased. No more than an aggregate of 15% of a Fund’s net assets will be invested in illiquid securities, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.
The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.
REVERSE REPURCHASE AGREEMENTS
Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases a Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if a Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and a Fund intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of a Fund’s assets. A Fund’s exposure to reverse repurchase agreements will be covered by securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings. Although there is no limit on the percentage of fund assets that can be used in connection with repurchase agreements, the Funds do not expect to engage, under normal circumstances, in reverse repurchase agreements with respect to more than 33 1/3% of their respective total assets.
COMMERCIAL PAPER
Each Fund may invest in commercial paper as described in the Prospectus. Commercial paper consists of short-term, promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing.
OTHER SHORT-TERM INSTRUMENTS
In addition to repurchase agreements, each Fund may invest in short-term instruments, including money market instruments, (including money market funds advised by the Adviser), repurchase agreements, cash and cash equivalents, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by the Adviser); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1” by S&P, or if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

INVESTMENT COMPANIES
Each Fund may invest in the securities of other investment companies, including money market funds, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Pursuant to Section 12(d)(1), a Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law, regulation, each Fund’s investment restrictions and the Trust’s exemptive relief, a Fund may invest its assets in securities of investment companies that are money market funds, including those advised by the Adviser or otherwise affiliated with the Adviser, in excess of the limits discussed above.
If a Fund invests in and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.
U.S. REGISTERED SECURITIES OF FOREIGN ISSUERS
The SPDR Global Dow ETF may purchase publicly traded common stocks of foreign corporations, the Preferred Stock ETF and Convertible Securities ETF may invest in U.S. registered, dollar-denominated preferred securities of foreign issuers, and Aggregate Bond ETF, High Yield Bond ETF, International Treasury Bond ETFs, Corporate Bond ETFs, International Corporate Bond ETF, SPDR Barclays Capital Emerging Markets Local Bond ETF and SPDR DB International Government Inflation-Protected Bond ETF may invest in U.S. registered, dollar-denominated bonds of foreign corporations, governments, agencies and supra-national entities.
Investing in U.S. registered, dollar-denominated, securities issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.
The SPDR Global Dow ETF’s and Preferred Stock ETF’s investment in common stock of foreign corporations may also be in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively “Depositary Receipts”). Depositary Receipts are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs, in registered form, are designed for use in the U.S. securities market, and EDRs, in bearer form, are designated for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. The Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

FUTURES CONTRACTS, OPTIONS AND SWAP AGREEMENTS
Each Fund may invest up to 20% of its assets in derivatives, including exchange-traded futures and options contracts and swap agreements (including credit default swaps). A Fund will segregate cash and/or appropriate liquid assets if required to do so by SEC or Commodity Futures Trading Commission (“CFTC”) regulation or interpretation.
Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity or security at a specified future time and at a specified price. Index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.
A Fund is required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.
After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, a Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.
A Fund may purchase and sell put and call options. Such options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.
Each Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act (“CEA”). A Fund may use exchange-traded futures and options, together with positions in cash and money market instruments, to simulate full investment in its underlying Index. Exchange-traded futures and options contracts are not currently available of the Indexes. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the applicable Index components or a subset of the components. The Trust, on behalf of the Funds, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 so that the Funds are not subject to registration or regulation as a commodity pool operator under the CEA.
Restrictions on the Use of Futures and Options. In connection with its management of the Funds, the Adviser has claimed an exclusion from registration as a commodity trading advisor under the CEA and, therefore, is not subject to the registration and regulatory requirements of the CEA. Each Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by the CFTC regulations in effect from time to time and in accordance with a Fund’s policies. Each Fund would take steps to prevent its futures positions from “leveraging” its securities holdings. When it has a long futures position, it will maintain with its custodian bank, cash or equivalents. When it has a short futures position, it will maintain with its custodian bank assets substantially identical to those underlying the contract or cash and equivalents (or a combination of the foregoing) having a value equal to the net obligation of a Fund under the contract (less the value of any margin deposits in connection with the position).
Swap Agreements. Each Fund may enter into swap agreements; including interest rate, index, and total return swap agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, i.e., where the two parties make net payments with a Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or equivalents having an aggregate value at least equal to the accrued excess is maintained by the Fund.

In the case of a credit default swap (“CDS”), the contract gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). As the seller of a CDS contract, a Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to debt obligations. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap.
CDSs may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. A Fund will segregate assets necessary to meet any accrued payment obligations when it is the buyer of CDS. In cases where a Fund is a seller of a CDS, if the CDS is physically settled, the Fund will be required to segregate the full notional amount of the CDS. Such segregation will not limit the Fund’s exposure to loss.
CDS agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, illiquidity risk associated with a particular issuer, and credit risk, each of which will be similar in either case, CDSs are subject to the risk of illiquidity within the CDS market on the whole, as well as counterparty risk. A Fund will enter into CDS agreements only with counterparties that meet certain standards of creditworthiness. A Fund will only enter into CDSs for purposes of better tracking the performance of its Index.
FUTURE DEVELOPMENTS
A Fund may take advantage of opportunities in the area of options and futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, a Fund will provide appropriate disclosure.
REAL ESTATE INVESTMENT TRUSTS (“REITs”)
The SPDR Dow Jones REIT ETF will invest a substantial portion of its assets in REITs and the other Equity ETFs may invest a portion of their assets in REITs. REITs pool investor’s funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, the Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates. Investments in REITs may subject Fund shareholders to duplicate management and administrative fees.
In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code of 1986, as amended (the “Internal Revenue “Code”), or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

RATINGS
An investment grade rating means the security or issuer is rated investment grade by Moody’s Investors Service (“Moody’s”), Standard & Poor’s (“S&P”), Fitch, Inc., Dominion Bond Rating Service Limited, or another credit rating agency designated as a nationally recognized statistical rating organization by the SEC, or is unrated but considered to be of equivalent quality by the Adviser or applicable Sub-Adviser.
Subsequent to purchase by a Fund, a rated security may cease to be rated or its investment grade rating may be reduced below an investment grade rating. Bonds rated lower than Baa3 by Moody’s or BBB- by S&P are below investment grade quality and are obligations of issuers that are considered predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such securities (“lower rated securities”) are commonly referred to as “junk bonds” and are subject to a substantial degree of credit risk. Lower rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial. Bonds rated below investment grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated bonds is even narrower. See “HIGH YIELD SECURITIES” above for more information relating to the risks associated with investing in lower rated securities.
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SPECIAL CONSIDERATIONS AND RISKS
A discussion of the risks associated with an investment in each Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.
GENERAL
Investment in a Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.
An investment in a Fund should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.
Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.
The principal trading market for some of the securities in an Index may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.
FUTURES AND OPTIONS TRANSACTIONS
Positions in futures contracts and options may be closed out only on an exchange which provides a secondary market for such financial instruments. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the applicable Fund may be required to make delivery of the instruments underlying futures contracts it has sold.
Each Fund will minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.
The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts, when available, in this manner. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to that which is comparable to what they would have incurred through direct investment in securities.
Utilization of futures transactions by a Fund involves the risk of imperfect or even negative correlation to its benchmark Index if the index underlying the futures contracts differs from the benchmark Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option.

Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.
RISKS OF SWAP AGREEMENTS
Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor.
The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.
The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
Because they are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Fund’s limitation on investments in illiquid securities. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest.
If a Fund uses a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.
TAX RISKS
As with any investment, you should consider how your investment in Shares of a Fund will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares of a Fund.
Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when a Fund makes distributions or you sell Fund Shares.
CONTINUOUS OFFERING
The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to Shares of a Fund are reminded that under Securities Act Rule 153, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that a Fund’s prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.
INVESTMENT RESTRICTIONS
The Trust has adopted the following investment restrictions as fundamental policies with respect to each Fund. These restrictions cannot be changed with respect to a Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Except with the approval of a majority of the outstanding voting securities, a Fund may not:
1. Concentrate its investments in securities of issuers in the same industry, except as may be necessary to approximate the composition of the Fund’s underlying index1;
2. Make loans to another person except as permitted by the 1940 Act or other governing statute, by the rules thereunder, or by the SEC or other regulatory agency with authority over the Funds;
3. Issue senior securities or borrow money except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Funds;
4. Invest directly in real estate unless the real estate is acquired as a result of ownership of securities or other instruments. This restriction shall not preclude a Fund from investing in companies that deal in real estate or in instruments that are backed or secured by real estate;
5. Act as an underwriter of another issuer’s securities, except to the extent the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the Fund’s purchase and sale of portfolio securities; or
6. Invest in commodities except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Funds.
7. With respect to the SPDR Nuveen Barclays Capital Municipal Bond ETF, the SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF, SPDR Nuveen S&P High Yield Municipal Bond ETF and the SPDR Nuveen S&P VRDO Municipal Bond ETF invest, under normal circumstances, less than 80% of its assets in investments the income of which is exempt from federal income tax.
8. With respect to the SPDR Nuveen Barclays Capital California Municipal Bond ETF, invest, under normal circumstances, less than 80% of its assets in investments the income of which is exempt from both federal income tax and California income tax.
9. With respect to the SPDR Nuveen Barclays Capital New York Municipal Bond ETF, invest, under normal circumstances, less than 80% of its assets in investments the income of which is exempt from both federal income tax and New York income tax.
In addition to the investment restrictions adopted as fundamental policies as set forth above, each Fund observes the following restrictions, which may be changed by the Board without a shareholder vote. A Fund will not:

[1]	The SEC Staff considers concentration to involve more than 25% of a fund’s assets to be invested in an industry or group of industries.

1. Invest in the securities of a company for the purpose of exercising management or control, provided that the Trust may vote the investment securities owned by the Fund in accordance with its views;
2. Hold illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment; or
3. With respect to each Fund, under normal circumstances, invest less than 80% of its total assets in securities that comprise its relevant Index. Prior to any change in a Fund’s 80% investment policy, such Fund will provide shareholders with 60 days written notice.
4. With respect to the High Yield Bond ETF, invest, under normal circumstances, less than 80% of its assets in bonds that are rated below investment grade. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days written notice.
5. With respect to the Aggregate Bond ETF, Corporate Bond ETFs, Build America Bond ETF, SPDR DB International Government Inflation-Protected Bond ETF, SPDR Barclays Capital Emerging Markets Local Bond ETF and SPDR Nuveen S&P High Yield Municipal Bond ETF, under normal circumstances, invest less than 80% of its total assets in debt securities. Prior to any change in a Fund’s 80% investment policy, the Fund will provide shareholders with 60 days written notice.
6. With respect to the SPDR Barclays Capital 1-3 Month T-Bill ETF, under normal circumstances, invest less than 80% of its total assets in U.S. Treasury bills. Prior to any change in the Fund’s 80% investment policy, the Fund will provide shareholders with 60 days written notice.
7. With respect to the SPDR Barclays Capital Short Term Treasury ETF, SPDR Barclays Capital Intermediate Term Treasury ETF and SPDR Barclays Capital Long Term Treasury ETF, under normal circumstances, invest less than 80% of its total assets in U.S. Treasury securities. Prior to any change in a Fund’s 80% investment policy, the Fund will provide shareholders with 60 days written notice.
8. With respect to the International Treasury Bond ETFs, under normal circumstances, invest less than 80% of its total assets in government bonds. Prior to any change in the Fund’s 80% investment policy, the Fund will provide shareholders with 60 days written notice.
9. With respect to the SPDR Barclays Capital TIPS ETF, under normal circumstances, invest less than 80% of its total assets in inflation-indexed debt securities issued by the U.S. Treasury Department and backed by the full faith and credit of the U.S. Government. Prior to any change in the Fund’s 80% investment policy, the Fund will provide shareholders with 60 days written notice.
10. With respect to the Mortgage Backed Bond ETF, invest, under normal circumstances, less than 80% of its assets in mortgage backed bonds. Prior to any change in this 80% investment policy, the fund will provide shareholders with 60 days written notice. For purposes of this policy, TBA Transactions are considered mortgage backed securities.
11. With respect to the Convertible Securities ETF, invest, under normal circumstances, less than 80% of its assets in convertible securities. Prior to any change in this 80% investment policy, the fund will provide shareholders with 60 days written notice.
12. With respect to the Build America Bond ETF, under normal circumstances, invest less than 80% of its total assets in Build America Bonds. Prior to any change in this 80% investment policy, the fund will provide shareholders with 60 days written notice.
13. With respect to the International Corporate Bond ETF, SPDR Barclays Capital Issuer Scored Corporate Bond ETF and Corporate Bond ETF, under normal circumstances, invest less than 80% of its total assets in corporate bonds. Prior to any change in this 80% investment policy, the fund will provide shareholders with 60 days written notice.
With respect to the Fixed Income ETFs, securities that have economic characteristics substantially identical to the economic characteristics of the securities that comprise the applicable Index are included within each foregoing 80% investment policy. If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously.
EXCHANGE LISTING AND TRADING
A discussion of exchange listing and trading matters associated with an investment in a Fund is contained in the Prospectus under the “PURCHASE AND SALE INFORMATION” and “ADDITIONAL PURCHASE AND SALE INFORMATION.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.
The Shares of each Fund are approved for listing and trading on the Exchange, subject to notice of issuance. The Shares trade on the Exchange at prices that may differ to some degree from their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of a Fund will continue to be met.
The Exchange may, but is not required to, remove the Shares of a Fund from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days; (2) the value of its underlying Index or portfolio of securities on which the Fund is based is no longer calculated or available; (3) the “indicative optimized portfolio value” (“IOPV”) of the Fund is no longer calculated or available; or (4) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares from listing and trading upon termination of the Trust or a Fund.
The Trust reserves the right to adjust the Share price of a Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.
As in the case of other publicly traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.
The base and trading currencies of the Funds is the U.S. dollar. The base currency is the currency in which a Fund’s net asset value per Share is calculated and the trading currency is the currency in which Shares of a Fund are listed and traded on the Exchange.
MANAGEMENT OF THE TRUST
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “MANAGEMENT.”
Board Responsibilities. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described in this SAI, under which certain companies provide essential management services to the Trust.
Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, Sub-Advisers, Distributor and Administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. The Funds and their service providers employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., a Sub-Adviser is responsible for the day-to-day management of a Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds’ service providers the importance of maintaining vigorous risk management.
The Trustees’ role in risk oversight begins before the inception of a Fund, at which time the Fund’s Adviser and, if applicable, Sub-Adviser present the Board with information concerning the investment objectives, strategies and risks of the Fund, as well as proposed investment limitations for the Fund. Additionally, the Fund’s Adviser and Sub-Adviser provide the Board with an overview of, among other things, their investment philosophies, brokerage practices and compliance infrastructures. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the Adviser and other service providers, such as the Fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which a Fund may be exposed.
The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Adviser and Sub-Adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, respectively, the Board meets with the Adviser and Sub-Adviser to review such services. Among other things, the Board regularly considers the Adviser’s and Sub-Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about each Fund’s investments.
The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and any Sub-Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.
The Board receives reports from the Funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Regular reports are made to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of each Fund’s financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.
From their review of these reports and discussions with the Adviser and Sub-Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.
The Board recognizes that not all risks that may affect a Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Funds’ investment management and business affairs are carried out by or through the Fund’s Adviser, Sub-Adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.
Trustees and Officers. There are six members of the Board of Trustees, five of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“Independent Trustees”). Frank Nesvet, an Independent Trustee, serves as Chairman of the Board. The Board has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Board made this determination in consideration of, among other things, the fact that the Independent Trustees constitute a super-majority (greater than 75%) of the Board, the fact that the chairperson of each Committee of the Board is an Independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from fund management.
The Board of Trustees has three standing committees: the Audit Committee, Trustee Committee and Pricing and Investment Committee. The Audit Committee and Trustee Committee are each chaired by an Independent Trustee and composed of all of the

Independent Trustees. The Pricing and Investment Committee is composed of Officers of the Trust, investment management personnel of the Adviser and senior operations and administrative personnel of State Street.
Set forth below are the names, year of birth, position with the Trust, length of term of office, and the principal occupations during the last five years and other directorships held of each of the persons currently serving as a Trustee or Officer of the Trust.
TRUSTEES

				NUMBER OF
				PORTFOLIOS
		TERM OF	PRINCIPAL	IN FUND
		OFFICE AND	OCCUPATION(S)	COMPLEX	OTHER
NAME, ADDRESS	POSITION(S)	LENGTH OF	DURING PAST	OVERSEEN	DIRECTORSHIPS
AND YEAR OF BIRTH	WITH FUNDS	TIME SERVED	5 YEARS	BY TRUSTEE	HELD BY TRUSTEE
INDEPENDENT TRUSTEES
FRANK NESVET c/o SPDR Series Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1943	Independent Trustee, Chairman, Trustee Committee Chair	Term: Unlimited Served: since September 2000	Chief Executive Officer, Libra Group, Inc. (1998-present) (a financial services consulting company).	132	SPDR Index Shares Funds (Trustee).

DAVID M. KELLY c/o SPDR Series Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1938	Independent Trustee, Audit Committee Chair	Term: Unlimited Served: since September 2000	Retired.	132	Penson Worldwide Inc. (Director); CHX Holdings, Inc. and Chicago Stock Exchange (Director); SPDR Index Shares Funds (Trustee).

BONNY EUGENIA BOATMAN c/o SPDR Series Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1950	Independent Trustee	Term: Unlimited Served: since April 2010	Retired (2005 -present); Managing Director, Columbia Management Group, Bank of America (1984-2005).	132	SPDR Index Shares Funds (Trustee).

DWIGHT D. CHURCHILL c/o SPDR Series Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1953	Independent Trustee	Term: Unlimited Served: since April 2010	Self-employed consultant since 2010; Head of Fixed Income and other Senior Management roles, Fidelity Investments (1993-2009).	132	SPDR Index Shares Funds (Trustee); Affiliated Managers Group, Inc. (Director).

CARL G. VERBONCOEUR c/o SPDR Series Trust State Street Financial Center One Lincoln Street Boston, MA 02111-2900 1952	Independent Trustee	Term: Unlimited Served: since April 2010	Self-employed consultant since 2009; Chief Executive Officer, Rydex Investments (2003-2009).	132	SPDR Index Shares Funds (Trustee).

NUMBER OF
PORTFOLIOS
		TERM OF	PRINCIPAL	IN FUND
		OFFICE AND	OCCUPATION(S)	COMPLEX	OTHER
NAME, ADDRESS	POSITION(S)	LENGTH OF	DURING PAST	OVERSEEN	DIRECTORSHIPS
AND YEAR OF BIRTH	WITH FUNDS	TIME SERVED	5 YEARS	BY TRUSTEE	HELD BY TRUSTEE
INTERESTED TRUSTEE
JAMES E. ROSS* SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1965	Interested Trustee, President	Term: Unlimited Served as President: since May 2005, Served as Trustee: since April 2010	President, SSgA Funds Management, Inc. (2005-present); Senior Managing Director, State Street Global Advisors (2006-present).	163	SPDR Index Shares Funds (Trustee); Select Sector SPDR Trust (Trustee); State Street Master Funds (Trustee); and State Street Institutional Investment Trust (Trustee).

*	Mr. Ross is an Interested Trustee because of his employment with the Adviser and ownership interest in an affiliate of the Adviser. Mr. Ross previously served as an Interested Trustee from November 2005 to December 2009.
OFFICERS

		TERM OF	PRINCIPAL
		OFFICE AND	OCCUPATION(S)
NAME, ADDRESS	POSITION(S)	LENGTH OF	DURING PAST
AND YEAR OF BIRTH	WITH FUNDS	TIME SERVED	5 YEARS
ELLEN M. NEEDHAM SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1967	Vice President	Term: Unlimited Served: since March 2008	Chief Operating Officer, SSgA Funds Management, Inc, (2010- present); Principal, SSgA Funds Management, Inc. (1992-2010)*; Senior Managing Director, State Street Global Advisors (1992-present).*

MICHAEL P. RILEY SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1969	Vice President	Term: Unlimited Served: since February 2005	Vice President, State Street Global Advisors (2008-present); Principal, State Street Global Advisors (2005-2008)

ANTHONY ROCHTE SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1968	Vice President	Term: Unlimited Served: since May 2010	Senior Managing Director, State Street Global Advisors (2006- present); National Sales Manager, Barclays Global Investors (2000-2006).

		TERM OF	PRINCIPAL
		OFFICE AND	OCCUPATION(S)
NAME, ADDRESS	POSITION(S)	LENGTH OF	DURING PAST
AND YEAR OF BIRTH	WITH FUNDS	TIME SERVED	5 YEARS
RYAN M. LOUVAR State Street Bank and Trust Company Four Copley Place, CPH0326 Boston, MA 02116 1972	Secretary	Term: Unlimited Served: since August 2008	Vice President and Senior Counsel, State Street Bank and Trust Company (2005-present).*

MARK E. TUTTLE State Street Bank and Trust Company Four Copley Place, CPH0326 Boston, MA 02116 1970	Assistant Secretary	Term: Unlimited Served: since August 2007	Vice President and Counsel, State Street Bank and Trust Company (2007-present)*; Assistant Counsel, BISYS Group, Inc. (2005-2007)* (a financial services company).

SCOTT E. HABEEB State Street Bank and Trust Company Four Copley Place, CPH0326 Boston, MA 02116 1968	Assistant Secretary	Term: Unlimited Served: since August 2011	Vice President and Counsel, State Street Bank and Trust Company (2007-present)*; Legal Analyst, Verizon Communications (2004-2007).

CHAD C. HALLETT State Street Bank and Trust Company Four Copley Place, CPH03 Boston, MA 02116 1969	Treasurer	Term: Unlimited Served: since November 2010	Vice President, State Street Bank and Trust Company (2001-2010)*.

MATTHEW FLAHERTY State Street Bank and Trust Company Four Copley Place, CPH03 Boston, MA 02116 1971	Assistant Treasurer	Term: Unlimited Served: since May 2005	Assistant Vice President, State Street Bank and Trust Company (1994-2010)*.

LAURA F. DELL State Street Bank and Trust Company Four Copley Place, CPH03 Boston, MA 02116 1964	Assistant Treasurer	Term: Unlimited Served: since November 2007	Vice President, State Street Bank and Trust Company (2002-2010)*.

JACQUELINE ANGELL SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 1974	Chief Compliance Officer	Term: Unlimited Served: since February 2011	Vice President, State Street Global Advisors (2008-present); Director of Investment Adviser Oversight, Fidelity Investments (1999-2008).

*	Served in various capacities and/or with various affiliated companies during noted time period.

Individual Trustee Qualifications
The Board has concluded that each of the Trustees should serve on the Board because of his or her ability to review and understand information about the Funds provided to him or her by management, to identify and request other information he or she may deem relevant to the performance of his or her duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise his or her business judgment in a manner that serves the best interests of each Fund’s shareholders. The Board has concluded that each of the Trustees should serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.
The Board has concluded that Mr. Nesvet should serve as Trustee because of the experience he has gained serving as the Chief Executive Officer of a financial services consulting company, serving on the boards of other investment companies, and serving as chief financial officer of a major financial services company; his knowledge of the financial services industry, and the experience he has gained serving as Trustee of the Trust since 2000.
The Board has concluded that Mr. Kelly should serve as Trustee because of the experience he gained serving as the President and Chief Executive Officer of the National Securities Clearing Corporation, his previous and current directorship experience, and the experience he has gained serving as Trustee of the Trust since 2000.
The Board has concluded that Ms. Boatman should serve as Trustee because of the experience she gained serving as Managing Director of the primary investment division of one of the nation’s leading financial institutions and her knowledge of the financial services industry. Ms. Boatman was elected to serve as Trustee of the Trust in April 2010.
The Board has concluded that Mr. Churchill should serve as Trustee because of the experience he gained serving as the Head of the Fixed Income Division of one of the nation’s leading mutual fund companies and provider of financial services and his knowledge of the financial services industry. Mr. Churchill was elected to serve as Trustee of the Trust in April 2010.
The Board has concluded that Mr. Verboncoeur should serve as Trustee because of the experience he gained serving as the Chief Executive Officer of a large financial services and investment management company, his knowledge of the financial services industry and his experience serving on the boards of other investment companies. Mr. Verboncoeur was elected to serve as Trustee of the Trust in April 2010.
The Board has concluded that Mr. Ross should serve as Trustee because of the experience he has gained in his various roles with the Adviser, his knowledge of the financial services industry, and the experience he has gained serving as Trustee of the Trust since 2005 (Mr. Ross did not serve as Trustee from December 2009 until April 2010).
In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds.
REMUNERATION OF THE TRUSTEES AND OFFICERS
No officer, director or employee of the Adviser, its parent or subsidiaries receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust and SPDR Index Shares Funds (“SIS Trust” and together with the Trust, the “Trusts”) pay, in the aggregate, each Independent Trustee an annual fee of $132,500 plus $7,500 per in-person meeting attended. An Independent Trustee will receive $1,250 for each telephonic or video conference meeting attended. The Chair of the Board receives an additional annual fee of $37,500 and the Chair of the Audit Committee receives an additional annual fee of $15,000. The Trust also reimburses each Independent Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings and in connection with attending industry seminars and meetings. Trustee fees are allocated between the Trust and SIS Trust and each of their respective series in such a manner as deemed equitable, taking into consideration the relative net assets of the series.

The table below shows the compensation that the Independent Trustees received during the Trust’s fiscal year ended June 30, 2011.

		PENSION OR		TOTAL
		RETIREMENT		COMPENSATION
		BENEFITS	ESTIMATED	FROM THE
		ACCRUED	ANNUAL	TRUST AND
	AGGREGATE	AS PART	BENEFITS	FUND COMPLEX
NAME OF	COMPENSATION	OF TRUST	UPON	PAID TO
INDEPENDENT TRUSTEE	FROM THE TRUST	EXPENSES	RETIREMENT	TRUSTEES(1)
Frank Nesvet	$176,030	N/A	N/A	$226,250
Bonny Boatman	$145,931	N/A	N/A	$187,500
Dwight Churchill	$146,883	N/A	N/A	$188,750
David M. Kelly	$157,590	N/A	N/A	$202,500
Carl Verboncoeur	$146,883	N/A	N/A	$188,750

(1)	The Fund Complex includes the Trust and SIS Trust.
STANDING COMMITTEES
Audit Committee. The Board has an Audit Committee consisting of all Independent Trustees. Mr. Kelly serves as Chair. The Audit Committee meets with the Trust’s independent auditors to review and approve the scope and results of their professional services; to review the procedures for evaluating the adequacy of the Trust’s accounting controls; to consider the range of audit fees; and to make recommendations to the Board regarding the engagement of the Trust’s independent auditors. The Audit Committee met four (4) times during the fiscal year ended June 30, 2011.
Trustee Committee. The Board has established a Trustee Committee consisting of all Independent Trustees. Mr. Nesvet serves as Chair. The responsibilities of the Trustee Committee are to: 1) nominate Independent Trustees; 2) review on a periodic basis the governance structures and procedures of the Funds; 3) review proposed resolutions and conflicts of interest that may arise in the business of the Funds and may have an impact on the investors of the Funds; 4) review matters that are referred to the Committee by the Chief Legal Officer or other counsel to the Trust; and 5) provide general oversight of the Funds on behalf of the investors of the Funds. The Trustee Committee met four (4) times during the fiscal year ended June 30, 2011.
Pricing and Investment Committee. The Board also has established a Pricing and Investment Committee that is composed of Officers of the Trust, investment management personnel of the Adviser and senior operations and administrative personnel of State Street. The Pricing and Investment Committee is responsible for the valuation and revaluation of any portfolio investments for which market quotations or prices are not readily available. The Pricing and Investment Committee meets only when necessary. The Board met four (4) times during the fiscal year ended June 30, 2011 to review and ratify fair value pricing determinations of the Pricing and Investment Committee. The Pricing and Investment Committee reports to the Board on a quarterly basis.
OWNERSHIP OF FUND SHARES
As of October 1, 2011, neither the Independent Trustees nor their immediate family members owned beneficially or of record any securities in the Adviser, Sub-Advisers, Principal Underwriter or any person controlling, controlled by, or under common control with the Adviser, Sub-Adviser or Principal Underwriter.

The following table shows, as of December 31, 2010, the amount of equity securities beneficially owned by the Trustees in the Trust.

Aggregate Dollar Range of
		Dollar Range of	Equity Securities in All
		Equity Securities	Funds Overseen by
		in the	Trustee in Family of
Name of Trustee	Fund	Trust	Investment Companies
Independent Trustees:
Frank Nesvet	None	None	None
David M. Kelly	None	None	None
Bonny Eugenia Boatman	None	None	None
Dwight D. Churchill	None	None	None
Carl G. Verboncoeur	None	None	None
Interested Trustee:
James Ross	SPDR Dow Jones Large Cap ETF	$10,001 to $50,000	Over $100,000
	SPDR Dow Jones Mid Cap ETF	$10,001 to $50,000
	SPDR S&P 400 Mid Cap Growth ETF	$10,001 to $50,000
	SPDR S&P 600 Small Cap Growth ETF	$10,001 to $50,000
	SPDR Dow Jones REIT ETF	$10,001 to $50,000
	SPDR S&P Dividend ETF	$10,001 to $50,000
	SPDR S&P Biotech ETF	$1 to $10,000
	SPDR S&P Metals & Mining ETF	$1 to $10,000
	SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF	$10,001 to $50,000
	SPDR Barclays Capital High Yield Bond ETF	$10,001 to $50,000
CODES OF ETHICS
The Trust, the Adviser (which includes applicable reporting personnel of the Distributor) and the Sub-Advisers each have adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Adviser, the Sub-Adviser and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to the codes of ethics).
There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics, filed as exhibits to this registration statement, may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at http://www.sec.gov.
PROXY VOTING POLICIES
The Board believes that the voting of proxies on securities held by each Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the Adviser for all Funds, other than the Municipal ETFs and the Build America Bond ETF which are sub-advised by Nuveen Asset Management, LLC (“Nuveen Asset Management”) and the International Corporate Bond ETF which is sub-advised by State Street Global Advisors Limited (“SSgA LTD”). The Adviser’s proxy voting policy is attached at the end of this SAI. SSgA LTD’s proxy voting policy is substantially and materially the same as the Adviser’s proxy voting policy. Information regarding how a Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available: (1) without charge by calling 1-866-787-2257; (2) on the Funds’ website at www.spdrs.com; and (3) on the SEC’s website at http://www.sec.gov.
PROXY VOTING POLICIES — Municipal Bond ETFs
The Municipal Bond ETFs invest their assets primarily in municipal bonds and cash management securities. On rare occasions a Fund may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the Fund already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer’s credit problem. In the course of exercising control of a distressed municipal issuer, Nuveen Asset Management may pursue the Fund’s interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. Nuveen Asset Management does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the Investment Advisers Act of 1940.
In the rare event that a municipal issuer were to issue a proxy or that a Fund were to receive a proxy issued by a cash management security, Nuveen Asset Management would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund’s Board or its representative. A member of Nuveen Asset Management’s legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the Securities and Exchange Commission (“SEC”) on Form N-PX, and the results provided to the Fund’s Board and made available to shareholders as required by applicable rules.
DISCLOSURE OF PORTFOLIO HOLDINGS POLICY
The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings. The Board must approve all material amendments to this policy. The Funds’ portfolio holdings are publicly disseminated each day a Fund is open for business through financial reporting and news services including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund Shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of a Fund. The Trust, the Adviser, the Sub-Advisers or State Street will not disseminate non-public information concerning the Trust, except: (i) to a party for a legitimate business purpose related to the day-to-day operations of the Funds or (ii) to any other party for a legitimate business or regulatory purpose, upon waiver or exception.
THE INVESTMENT ADVISER
SSgA Funds Management, Inc. acts as investment adviser to the Trust and, subject to the supervision of the Board, is responsible for the investment management of each Fund. As of August 31, 2011, the Adviser managed approximately $214.56 billion. The Adviser’s principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. The Adviser, a Massachusetts corporation, is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street Global Advisors (“SSgA”), consisting of the Adviser and other investment advisory affiliates of State Street Corporation, is the investment management arm of State Street Corporation.
The Adviser serves as investment adviser to each Fund pursuant to an investment advisory agreement (“Investment Advisory Agreement”) between the Trust and the Adviser. The Investment Advisory Agreement, with respect to each Fund, continues in effect for two years from its effective date, and thereafter is subject to annual approval by (1) the Board or (2) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement with respect to each Fund is terminable without penalty, on 60 days notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of a Fund’s outstanding voting securities. The Investment Advisory Agreement is also terminable upon 60 days notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).
Under the Investment Advisory Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages the investment of each Fund’s assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund. Pursuant to the Investment Advisory Agreement, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.
A discussion regarding the basis for the Board’s approval or continuation of the Investment Advisory Agreements regarding certain Funds is available in the Trust’s Semi-Annual Reports to Shareholders dated December 31, 2010 and in the Trust’s Annual Reports to Shareholders dated June 30, 2011.
For the services provided to the Funds under the Investment Advisory Agreement, each Fund pays the Adviser monthly fees based on a percentage of each Fund’s average daily net assets as set forth in each Fund’s Prospectus. From time to time, the Adviser may waive all or a portion of its fee. The Adviser pays all expenses of each Fund other than the management fee, distribution fees pursuant to the Distribution and Service Plan, if any, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee’s counsel fees), acquired fund fees and expenses, litigation expenses and other extraordinary expenses.

FUND*	2011		2010		2009
SPDR Dow Jones Total Market ETF	$378,883		$357,395			$261,839
SPDR Dow Jones Large Cap ETF	$78,434		$87,781			$38,680
SPDR S&P 500 Large Cap Growth ETF	$374,985		$363,641			$386,520
SPDR S&P 500 Large Cap Value ETF	$317,383		$212,623			$184,359
SPDR Dow Jones Mid Cap ETF	$153,727		$111,147			$54,982
SPDR S&P 400 Mid Cap Growth ETF	$177,501		$174,646			$83,742
SPDR S&P 400 Mid Cap Value ETF	$71,633		$44,226			$23,568
SPDR S&P 600 Small Cap ETF	$142,721		$95,317			$38,918
SPDR S&P 600 Small Cap Growth ETF	$404,410		$319,391			$189,756
SPDR S&P 600 Small Cap Value ETF	$332,973		$271,075			$175,605
SPDR Global Dow ETF	$603,727		$450,653			$491,732
SPDR Dow Jones REIT ETF	$3,470,994		$2,793,578			$2,556,320
SPDR S&P Bank ETF	$5,006,468		$2,994,116			$2,952,524
SPDR S&P Capital Markets ETF	$229,468		$301,361			$284,784
SPDR S&P Insurance ETF	$681,765		$657,522			$266,043
SPDR S&P Mortgage Finance ETF	$10,571		$18,316			$3,169	(2)
SPDR S&P Regional Banking ETF	$2,242,594		$2,122,073			$2,104,178
SPDR Morgan Stanley Technology ETF	$1,048,232		$1,155,980			$877,701
SPDR S&P Dividend ETF	$15,633,735		$4,594,794			$1,413,666
SPDR S&P Biotech ETF	$1,774,250		$1,614,558			$1,627,334
SPDR S&P Health Care Equipment ETF	$18,018	(16)	N/A	(1)		N/A	(1)
SPDR S&P Homebuilders ETF	$2,782,565		$2,822,893			$1,948,518
SPDR S&P Metals & Mining ETF	$3,632,270		$2,842,412			$1,220,504
SPDR S&P Oil & Gas Equipment & Services ETF	$1,493,833		$1,016,183			$525,881
SPDR S&P Oil & Gas Exploration & Production ETF	$2,784,112		$1,556,988			$910,986
SPDR S&P Pharmaceuticals ETF	$733,628		$263,133			$117,780
SPDR S&P Retail ETF	$2,073,742		$2,214,881			$1,148,265
SPDR S&P Semiconductor ETF	$392,996		$487,467			$134,485
SPDR S&P Telecom ETF	$16,165	(16)	N/A	(1)		N/A	(1)
SPDR S&P Transportation ETF	$18,815	(16)	N/A	(1)		N/A	(1)
SPDR Wells Fargo Preferred Stock ETF	$428,250		$141,832	(9)	$	N/A	(1)
SPDR Barclays Capital 1-3 Month T-Bill ETF	$1,363,254		$1,149,470			$1,009,609
SPDR Barclays Capital TIPS ETF	$717,584		$631,328			$296,748
SPDR Barclays Capital Intermediate Term Treasury ETF	$302,744		$268,560			$121,750
SPDR Barclays Capital Long Term Treasury ETF	$39,644		$24,947			$22,181
SPDR Barclays Capital Short Term Corporate Bond ETF	$309,519		$58,630	(10)	$	N/A	(1)
SPDR Barclays Capital Intermediate Term Corporate Bond ETF	$223,237		$94,734			$11,601	(3)
SPDR Barclays Capital Long Term Corporate Bond ETF	$48,150		$29,566			$2,869	(4)
SPDR Barclays Capital Issuer Scored Corporate Bond ETF	$4,556	(17)	N/A	(1)		N/A	(1)
SPDR Barclays Capital Convertible Securities ETF	$2,298,673		$806,304			$25,703	(5)
SPDR Barclays Capital Mortgage Backed Bond ETF	$67,615		$22,805			$4,757	(6)
SPDR Barclays Capital Aggregate Bond ETF	$421,526		$382,520	(11)		$293,499	(7)
SPDR Nuveen Barclays Capital Municipal Bond ETF	$2,726,528		$2,394,937	(12)		$1,163,532	(8)
SPDR Nuveen Barclays Capital California Municipal Bond ETF	$140,861		$114,101			$55,641
SPDR Nuveen Barclays Capital New York Municipal Bond ETF	$51,677		$40,151			$25,428
SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF	$2,586,140		$1,777,783			$548,332
SPDR Nuveen S&P VRDO Municipal ETF	$20,675		$21,854	(13)		N/A	(1)
SPDR Nuveen S&P High Yield Municipal Bond ETF	$49,248	(18)	N/A	(1)		N/A	(1)
SPDR Nuveen Barclays Capital Build America Bond ETF	$97,221		$4,738	(14)		N/A	(1)
SPDR DB International Government Inflation-Protected Bond ETF	$5,012,357		$4,135,929			$1,193,883
SPDR Barclays Capital Short Term International Treasury Bond ETF	$628,129		$357,315			$12,994	(6)
SPDR Barclays Capital International Treasury Bond ETF	$6,675,354		$6,364,577			$4,358,661
SPDR Barclays Capital International Corporate Bond ETF	$83,174		$3,770	(15)		N/A	(1)
SPDR Barclays Capital Emerging Markets Local Bond ETF	$30,884	(19)	N/A	(1)		N/A	(1)
SPDR Barclays Capital High Yield Bond ETF	$25,533,530		$13,252,956			$3,253,605

*	Funds not listed in the table above had not commenced operations as of June 30, 2011.

(1)	The Fund was not operational.

(2)	The Fund commenced operations on April 29, 2009.

(3)	The Fund commenced operations on February 10, 2009.

(4)	The Fund commenced operations on March 10, 2009.

(5)	The Fund commenced operations on April 14, 2009.

(6)	The Fund commenced operations on January 15, 2009.

(7)	During this period, the Adviser waived $85,818 of its fees for the SPDR Barclays Capital Aggregate Bond ETF, thus the Adviser actually received $207,681 for the period.

(8)	During this period, the Adviser waived $398,212 of its fees for the SPDR Nuveen Barclays Capital Municipal Bond ETF, thus the Adviser actually received $765,320 for the period.

(9)	The Fund commenced operations on September 16, 2009.

(10)	The Fund commenced operations on December 16, 2009.

(11)	During this period, the Adviser waived $116,251 of its fees for the SPDR Barclays Capital Aggregate Bond ETF, thus the Adviser actually received $266,269 for the period.

(12)	During this period, the Adviser waived $822,920 of its fees for the SPDR Nuveen Barclays Capital Municipal Bond ETF, thus the Adviser actually received $1,572,017 for the period.

(13)	The Fund commenced operations on September 23, 2009.

(14)	The Fund commenced operations on May 12, 2010.

(15)	The Fund commenced operations on May 19, 2010.

(16)	The Fund commenced operations on January 26, 2011.

(17)	The Fund commenced operations on April 7, 2011.

(18)	The Fund commenced operations on April 14, 2011.

(19)	The Fund commenced operations on February 23, 2011.
Pursuant to the Advisory Agreement between the Funds and the Adviser, the Adviser is authorized to engage one or more sub-advisers for the performance of any of the services contemplated to be rendered by the Adviser. The Adviser has engaged the following sub-advisers.
INVESTMENT SUB-ADVISER — SPDR Dow Jones REIT ETF
The Adviser has retained The Tuckerman Group LLC (“Tuckerman”), an affiliate of the Adviser, as sub-adviser, to be responsible for the day to day management of the SPDR Dow Jones REIT ETF’s investments, subject to supervision of the Adviser and the Board while the Adviser will provide administrative, compliance and general management services to the Fund. Since its organization on April 28, 1999, Tuckerman has provided investment management services to institutional investors and other mutual funds. As of August 31, 2011, Tuckerman managed approximately $8.3 billion in assets. Tuckerman’s principal business address is 4 International Drive, Suite 230, Rye Brook, NY 10573.
A discussion regarding the basis for the Board’s approval or continuation of the Sub-Advisory Agreement is available in the Trust’s Semi-Annual Report to Shareholders dated December 31, 2010.
In accordance with the Sub-Advisory Agreement between the Adviser and Tuckerman, the Adviser will pay Tuckerman an annual investment sub-advisory fee equal to 0% of average daily net assets up to the first $50 million in net assets and 0.05% thereafter with respect to the SPDR Dow Jones REIT ETF. For the past three fiscal years ended June 30, the Adviser paid the following amounts to Tuckerman for its services:

FUND	2011	2010	2009
SPDR Dow Jones REIT ETF	$672,173	$536,639	$485,141
INVESTMENT SUB-ADVISER- Municipal Bond ETFs
The Adviser has retained Nuveen Asset Management as sub-adviser, to be responsible for the day to day management of the Municipal Bond ETFs’ investments, subject to supervision of the Adviser and the Board. The Adviser provides administrative, compliance and general management services to the Municipal Bond ETFs. Nuveen Asset Management offers advisory and investment management services to a broad range of mutual fund clients and has extensive experience in managing municipal securities. As of September 30, 2011, Nuveen Asset Management managed approximately $101 billion in assets. Nuveen Asset Management’s principal business address is 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Asset Management is a subsidiary of Nuveen Fund Advisors, Inc., which is a subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”).

On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois (the “MDP Acquisition”).
In accordance with the Sub-Advisory Agreement between the Adviser and Nuveen Asset Management, the Adviser pays Nuveen Asset Management an annual investment sub-advisory fee equal to 45% of the advisory fees paid by the Municipal Bond ETFs to the Adviser after deducting the payments to fund service providers and fund expenses. For the past three fiscal years ended June 30, the Adviser paid the following amounts to Nuveen Asset Management for its services:

FUND	2011		2010			2009
SPDR Nuveen Barclays Capital Municipal Bond ETF	$552,264			$133,801	(1)	$	N/A
SPDR Nuveen Barclays Capital California Municipal Bond ETF	$33,358			$6,769	(1)	$	N/A
SPDR Nuveen Barclays Capital New York Municipal Bond ETF	$7,702			$229	(1)	$	N/A
SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF	$735,676			$178,103	(1)	$	N/A
SPDR Nuveen S&P VRDO Municipal ETF	$3,691			$350	(1)	$	N/A
SPDR Nuveen S&P High Yield Municipal Bond ETF	$0	(2)	$	N/A		$	N/A
SPDR Nuveen Barclays Capital Build America Bond ETF	$23,015			$1,082	(3)	$	N/A

(1)	Nuveen Asset Management became Sub-Adviser of the Fund effective April 1, 2010.

(2)	The Fund commenced operations on April 14, 2011.

(3)	The Fund commenced operations on May 12, 2010.
A discussion regarding the basis for the Board’s approval of the Sub-Advisory Agreement is available in the Trust’s Semi-Annual Report to Shareholders dated December 31, 2010.
INVESTMENT SUB-ADVISER — SPDR Barclays Capital International Corporate Bond ETF and SPDR Barclays Capital Emerging Markets Local Bond ETF
The Adviser has retained SSgA LTD, as sub-adviser, to be responsible for the day to day management of the International Corporate Bond ETF and SPDR Barclays Capital Emerging Markets Local Bond ETF’s investments, subject to supervision of the Adviser and the Board. The Adviser provides administrative, compliance and general management services to the International Corporate Bond ETF and SPDR Barclays Capital Emerging Markets Local Bond ETF. Since 1990, SSgA LTD has been providing investment management services including managing indexed fixed income portfolios. As of June 30, 2011, SSgA LTD managed approximately $311.6 billion in assets. SSgA LTD’s principal business address is 20 Churchill Place, Canary Wharf, London, United Kingdom E14 5HJ.
In accordance with the Sub-Advisory Agreement between the Adviser and SSgA LTD, the Adviser will pay SSgA LTD an annual investment sub-advisory fee equal to 40% of the advisory fees paid by the International Corporate Bond ETF and SPDR Barclays Capital Emerging Markets Local Bond ETF to the Adviser after deducting the payments to fund service providers and fund expenses. For the past three fiscal years ended June 30, the Adviser paid the following amounts to SSgA LTD for its services:

FUND	2011	2010		2009
International Corporate Bond ETF	$0		$0	$	N/A
SPDR Barclays Capital Emerging Markets Local Bond ETF	$0	$	N/A	$	N/A
A discussion regarding the basis for the Board’s approval of the Sub-Advisory Agreement is available in the Trust’s Annual Report to Shareholders dated June 30, 2011.

PORTFOLIO MANAGERS
The Adviser manages the Funds, and Tuckerman manages the Dow Jones REIT ETF, NAM manages the Municipal Bond ETFs, and SSgA LTD manages the International Corporate Bond ETF and SPDR Barclays Capital Emerging Markets Local Bond ETF, using a team of investment professionals. The professionals primarily responsible for the day-to-day portfolio management of each Fund are:

Fund	Portfolio Managers
All Equity ETFs (Excluding the SPDR Dow Jones REIT ETF)	Mike Feehily and John Tucker

SPDR Dow Jones REIT ETF	Amos J. Rogers III and Sophia Banar

SPDR Barclays Capital 1-3 Month T-Bill ETF	Todd Bean, Steve Meier and Jeff St. Peters

SPDR Barclays Capital TIPS ETF SPDR DB International Government Inflation-Protected Bond ETF	David Kobuszewski, Max DeSantis and Allen Kwong

SPDR Barclays Capital Short Term Treasury ETF SPDR Barclays Capital Intermediate Term Treasury ETF SPDR Barclays Capital Long Term Treasury ETF	Michael Brunell, John Kirby and Karen Tsang

SPDR Barclays Capital Aggregate Bond ETF SPDR Barclays Capital High Yield Bond ETF SPDR Barclays Capital Convertible Securities ETF	Michael Brunell, John Kirby and Max DeSantis

SPDR Barclays Capital Short Term International Treasury Bond ETF SPDR Barclays Capital International Treasury Bond ETF	Michael Brunell, John Kirby and Allen Kwong

Municipal Bond ETFs (except SPDR Nuveen Barclays Capital Build America Bond ETF)	Timothy Ryan and Steven Hlavin

SPDR Nuveen Barclays Capital Build America Bond ETF	Daniel J. Close, Timothy T. Ryan and Steven M. Hlavin

SPDR Barclays Capital Short Term Corporate Bond ETF
SPDR Barclays Capital Intermediate Term Corporate Bond
ETF
SPDR Barclays Capital Long Term Corporate Bond ETF
SPDR Barclays Capital Issuer Scored Corporate Bond ETF
John Kirby and Allen Kwong

SPDR Barclays Capital Mortgage Backed Bond ETF	Allen Kwong and Karen Tsang

SPDR Barclays Capital International Corporate Bond ETF	Stephen Yeats and John Philpot

SPDR Barclays Capital Emerging Markets Local Bond ETF	Abhishek Kumar and John Philpot
All ETFs except SPDR Dow Jones REIT ETF, Municipal Bond ETFs, International Corporate Bond ETF and SPDR Barclays Capital Emerging Markets Local Bond ETF. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for each Fund and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.
Other Accounts Managed as of June 30, 2011

	Registered		Pooled				Total
	Investment	Assets	Investment	Assets		Assets	Assets
Portfolio	Company	Managed	Vehicle	Managed	Other	Managed	Managed
Manager	Accounts	(billions)*	Accounts	(billions)*	Accounts	(billions)*	(billions)*
Mike Feehily	72	$71.80	253	$291.87	329	$303.87	$667.54
John Tucker	72	$71.80	253	$291.87	329	$303.87	$667.54
Todd Bean	12	$94.78	5	$101.32	16	$12.13	$208.23
Steven Meier	12	$94.78	5	$101.32	16	$12.13	$208.23
Jeff St. Peters	12	$94.78	5	$101.32	16	$12.13	$208.23
David Kobuszewski	8	$18.49	69	$46.87	199	$94.32	$159.68
Michael Brunell	8	$18.49	69	$46.87	199	$94.32	$159.68
John Kirby	8	$18.49	69	$46.87	199	$94.32	$159.68
Max DeSantis	8	$18.49	69	$46.87	199	$94.32	$159.68
Allen Kwong	8	$18.49	69	$46.87	199	$94.32	$159.68
Karen Tsang	8	$18.49	69	$46.87	199	$94.32	$159.68

*	There are no performance fees associated with these portfolios.

The following table lists the dollar range of Fund Shares beneficially owned by portfolio managers listed above as of June 30, 2011:

Portfolio		Dollar Range of Trust
Manager	Fund	Shares Beneficially Owned
Mike Feehily	None	None
John Tucker	None	None
Todd Bean	None	None
Steven Meier	SPDR S&P Dividend ETF	$10,001 to $50,000
Jeff St. Peters	None	None
David Kobuszewski	None	None
Michael Brunell	None	None
John Kirby	None	None
Max DeSantis	None	None
Allen Kwong	None	None
Karen Tsang	None	None
A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Funds. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager’s execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities. The Adviser and Tuckerman have adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser, Tuckerman and their advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation among the portfolio managers’ accounts with the same strategy.
Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of the portfolio managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio managers’ accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while a Fund maintained its position in that security.
A potential conflict may arise when the portfolio managers are responsible for accounts that have different advisory fees — the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participate in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. The Adviser and Tuckerman have adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser and Tuckerman and their advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.
The compensation of the Adviser’s investment professionals is based on a number of factors. The first factor considered is external market. Through a compensation survey process, the Adviser seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. The Adviser is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Adviser and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group, and in the case of investment teams, the investment performance of their strategies. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone’s compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.
SPDR Dow Jones REIT ETF. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for the SPDR Dow Jones REIT ETF and assets under management in those accounts as of June 30, 2011.

	Registered		Pooled				Total
	Investment	Assets	Investment	Assets		Assets	Assets
	Company	Managed	Vehicle	Managed	Other	Managed	Managed
Portfolio Manager	Accounts	(billions)	Accounts	(billions)	Accounts	(billions)	(billions)
Amos J. Rogers III	7	$2.9	10	$1.5	9	$1.3	$5.8
Sophia Banar	7	$2.9	10	$1.5	9	$1.3	$5.8
The following table lists the dollar range of Fund Shares beneficially owned by the portfolio managers of the SPDR Dow Jones REIT ETF as of June 30, 2011:

Dollar Range of Fund
	Fund	Shares Beneficially Owned
Amos J. Rogers III	None	None
Sophia Banar	None	None
The Tuckerman Groups’ portfolio managers are compensated through an industry competitive fixed base salary and a subjectively determined incentive bonus that is a portion of a bonus pool the aggregate of which is tied to the firm’s income generated by all accounts included within the manager’s investment strategy, including the fund. A portfolio manager is not compensated based on the performance of accounts, except to the extent that positive account performance results in increased investment management fees earned by Tuckerman based on assets under management. Tuckerman bases incentive bonuses on income earned with respect to the investment strategy, rather than on investment performance, because the firm believes that this method aligns the portfolio manager’s interests more closely with the long-term interests of clients. Most senior professionals, including portfolio managers have ownership interests in the firm.
Municipal Bond ETFs. The following table lists the number and types of other accounts managed by each of the key professionals primarily involved in the day-to-day portfolio management for each Municipal Bond ETF and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.
Other Accounts Managed as of June 30, 2011:

	Registered		Pooled				Total
	Investment	Assets	Investment	Assets		Assets	Assets
Portfolio	Company	Managed	Vehicle	Managed	Other	Managed	Managed
Manager	Accounts	(billions)*	Accounts	(billions)*	Accounts	(billions)*	(billions)*
Daniel J. Close	26	$5.07	0	$0	8	$0.07	$5.14
Timothy T. Ryan	1	$0.12	0	$0	6	$0.47	$0.59
Steven M. Hlavin	4	$0.60	0	$0	0	$0	$0.60

*	There are no performance fees associated with these portfolios.
The following table lists the dollar range of Fund Shares beneficially owned by portfolio managers listed above as of June 30, 2011:

Portfolio		Dollar Range of Trust
Manager	Fund	Shares Beneficially Owned
Daniel J. Close	None	None
Timothy T. Ryan	None	None
Steven M. Hlavin	None	None

Compensation. Portfolio manager compensation at Nuveen Asset Management consists primarily of base pay, an annual cash bonus and long- term incentive payments.
Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.
The portfolio managers are eligible for an annual cash bonus determined based upon the particular portfolio manager’s performance, experience and market levels of base pay for such position. The maximum potential annual cash bonus is equal to a multiple of base pay.
A portion of each portfolio manager’s annual cash bonus is based on his or her fund’s investment performance, generally measured over the past one- and three-year periods unless the portfolio manager’s tenure is shorter. Investment performance for each fund is determined by evaluating the fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.
Bonus amounts can also be influenced by factors other than investment performance. These other factors are more subjective and are based on evaluations by each portfolio manager’s supervisor and reviews submitted by his or her peers. These reviews and evaluations often take into account a number of factors, including the portfolio manager’s effectiveness in communicating investment performance to shareholders and their advisors, his or her contribution to Nuveen Asset Management’s investment process and to the execution of investment strategies consistent with risk guidelines, his or her participation in asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.
Investment performance is measured on a pre-tax basis, gross of fees for a Fund’s results and for its Lipper industry peer group.
Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments which entitle their holders to participate in the appreciation in the value of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.
Material Conflicts of Interest. Each portfolio manager’s simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. Nuveen Asset Management, however, believes that such potential conflicts are mitigated by the fact that the Nuveen Asset Management has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, Nuveen Asset Management has adopted a Code of Conduct that sets forth policies regarding conflicts of interest
International Corporate Bond ETF and SPDR Barclays Capital Emerging Markets Local Bond ETF. The following table lists the number and types of other accounts managed by each of the key professionals primarily involved in the day-to-day portfolio management for the International Corporate Bond ETF            and SPDR Barclays Capital Emerging Markets Local Bond ETF and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.
Other Accounts Managed as of June 30, 2011:

	Registered		Pooled				Total
	Investment	Assets	Investment	Assets		Assets	Assets
Portfolio	Company	Managed	Vehicle	Managed	Other	Managed	Managed
Manager	Accounts	(billions)*	Accounts	(billions)*	Accounts	(billions)*	(billions)*
Stephen Yeats	0	0	3	$0.47	4	$1.77	$2.24
John Philpot	5	$5.12	1	$0.01	13	$5.59	$10.71
Abhishek Kumar	2	$2.61	2	$0.07	4	$1.83	$4.51

*	There are no performance fees associated with these portfolios.

The following table lists the dollar range of Fund Shares beneficially owned by the portfolio managers of the International Corporate Bond ETF and SPDR Barclays Capital Emerging Markets Local Bond ETF as of June 30, 2011:

Dollar Range of Fund
Shares Beneficially Owned
Stephen Yeats	None
John Philpot	None
Abhishek Kumar	None
The compensation of SSgA LTD’s investment professionals is based on a number of factors. The first factor considered is external market. Through a compensation survey process, the Adviser seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA LTD is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of the Adviser and its affiliates. The discretionary determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated on a discretionary basis to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone’s compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining incentive equity allocations.
A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the fund. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager’s execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities. SSgA LTD has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA LTD and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation among the portfolio manager’s accounts with the same strategy.
Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of the portfolio managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio managers’ accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.
A potential conflict may arise when portfolio managers are responsible for accounts that have different advisory fees — the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participate in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA LTD has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA LTD and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

THE ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT
State Street, State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as Administrator for the Trust pursuant to an administration agreement (“Administration Agreement”). Under the Administration Agreement, State Street is responsible for certain administrative services associated with day-to-day operations of the Funds.
Pursuant to the Administration Agreement, the Trust has agreed to a limitation on damages and to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws; provided, however, such indemnity of the Administrator shall not apply in the case of the Administrator’s gross negligence or willful misconduct in the performance of its duties. Under the Custodian Agreement and Transfer Agency Agreement, as described below, the Trust has also provided indemnities to State Street for certain liabilities.
State Street also serves as Custodian for each Fund pursuant to a custodian agreement (“Custodian Agreement”). As Custodian, State Street holds each Fund’s assets, calculates the net asset value of the Shares and calculates net income and realized capital gains or losses. State Street and the Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.
State Street also serves as Transfer Agent of each Fund pursuant to a transfer agency agreement (“Transfer Agency Agreement”).
Compensation. As compensation for its services under the Administration Agreement, the Custodian Agreement, and Transfer Agency Agreement, State Street shall receive a fee for its services, calculated based on the average aggregate net assets of the Trusts, as follows: 0.045% on the first $4.5 billion, 0.040% on the next $4.5 billion, and 0.0225% on the next $3.5 billion, and 0.0125% thereafter. For each Fund, after the first six months of operations, a $75,000 minimum fee per Fund applies. The greater of the minimum fee or the asset based fee will be charged. In addition, State Street shall receive global safekeeping and transaction fees, which are calculated on a per-country basis, in-kind creation (purchase) and redemption transaction fees (as described below) and revenue on certain cash balances. State Street may be reimbursed by a Fund for its out-of-pocket expenses. The Investment Advisory Agreement provides that the Adviser will pay certain operating expenses of the Trust, including the fees due to State Street under each of the Administration Agreement, the Custodian Agreement and the Transfer Agency Agreement.
THE DISTRIBUTOR
State Street Global Markets, LLC is the principal underwriter and Distributor of Shares. Its principal address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111. Investor information can be obtained by calling 1-866-787-2257. The Distributor has entered into a distribution agreement (“Distribution Agreement”) with the Trust pursuant to which it distributes Shares of each Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described in the Prospectus and below under “PURCHASE AND REDEMPTION OF CREATION UNITS.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the “Exchange Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust. The Distributor may assist Authorized Participants (as defined below) in assembling shares to purchase Creation Units or upon redemption, for which it may receive commissions or other fees from such Authorized Participants. The Distributor also receives compensation from State Street Bank for providing on-line creation and redemption functionality to Authorized Participants through its Fund Connect application.
The Adviser or Distributor, or an affiliate of the Adviser or Distributor, may directly or indirectly make cash payments to certain broker-dealers for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the Funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker-dealer or intermediary and its clients. These amounts, which may be significant, are paid by the Adviser and/or Distributor from their own resources and not from the assets of the Funds.
Each Fund, except for the SPDR Dow Jones Total Market ETF, has adopted a Distribution and Service (Rule 12b-1) Plan (a “Plan”) pursuant to which payments of up to 0.25% may be made. No payments pursuant to the Plan will be made during the next twelve (12) months of operation. Under its terms, the Plan remains in effect from year to year, provided such continuance is approved annually by vote of the Board, including a majority of the “Independent Trustees” (Trustees who are not interested persons of the Funds (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan). The Plan may not be amended to increase materially the amount to be spent for the services provided by the Distributor without approval by the shareholders of the relevant Fund to which the Plan applies, and all material amendments of the Plan also require Board approval (as described above). The Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees, or, by a vote of a majority of the outstanding voting securities of a Fund (as such vote is defined in the 1940 Act). Pursuant to the Distribution Agreement, the Distributor will provide the Board with periodic reports of any amounts expended under the Plan and the purpose for which such expenditures were made.
The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, as to a Fund: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, on at least 60 days written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days’ notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).
Pursuant to agreements entered into with such persons, the Distributor will make payments under the Plan to certain broker-dealers or other persons (“Investor Services Organizations”) that enter into agreements with the Distributor in the form approved by the Board to provide distribution assistance and shareholder support, account maintenance and educational and promotional services (which may include compensation and sales incentives to the registered brokers or other sales personnel of the broker-dealer or other financial entity that is a party to an investor services agreement) (“Investor Services Agreements”). No such Investor Services Agreements will be entered into during the first twelve months of operation. Each Investor Services Agreement will be a “related agreement” under the Plan. No Investor Services Agreement will provide for annual fees of more than 0.25% of a Fund’s average daily net assets per annum attributable to Shares subject to such agreement.
Subject to an aggregate limitation of 0.25% of a Fund’s average net assets per annum, the fees paid by the Fund under the Plan will be compensation for distribution, investor services or marketing services for the Fund. To the extent the Plan fees aggregate less than 0.25% per annum of the average daily net assets of a Fund, the Fund may also reimburse the Distributor and other persons for their respective costs incurred in printing prospectuses and producing advertising or marketing material prepared at the request of the Fund. The aggregate payments under the Plan will not exceed, on an annualized basis, 0.25% of average daily net assets of a Fund.
The continuation of the Distribution Agreement, any Investor Services Agreements and any other related agreements is subject to annual approval of the Board, including by a majority of the Independent Trustees, as described above.
Each of the Investor Services Agreements will provide that it may be terminated at any time, without the payment of any penalty, (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund, on at least 60 days’ written notice to the other party. Each of the Distribution Agreement and the Investor Services Agreements is also terminable upon 60 days’ notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act). Each Investor Services Agreement is also terminable by the applicable Investor Service Organization upon 60 days’ notice to the other party thereto.
The allocation among the Funds of fees and expenses payable under the Distribution Agreement and the Investor Services Agreements will be made pro rata in accordance with the daily net assets of the respective Funds.
The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in the “Book Entry Only System” section below), DTC Participants (as defined below) and/or Investor Services Organizations.
Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor, and may indemnify Soliciting Dealers and Authorized Participants (as described below) entering into agreements with the Distributor, for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under the Distribution Agreement or other agreement, as applicable.

BROKERAGE TRANSACTIONS
The policy of the Trust regarding purchases and sales of securities for each Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude a Fund and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of a Fund’s Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.
In selecting a broker/dealer for each specific transaction, the Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. The Adviser considers the full range of brokerage services applicable to a particular transaction that may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Adviser will also use electronic crossing networks when appropriate.
The Adviser does not currently use the Funds’ assets for, or participate in, third party soft dollar arrangements, although the Adviser may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Adviser does not “pay up” for the value of any such proprietary research. The Adviser may aggregate trades with clients of SSgA, whose commission dollars may be used to generate soft dollar credits for SSgA. Although the Adviser’s clients’ commissions are not used for third party soft dollars, the Adviser’s and SSgA’s clients may benefit from the soft dollar products/services received by SSgA.
The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is prompt execution of orders at the most favorable net price.
The Funds will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation.
The table below shows the aggregate dollar amount of brokerage commissions paid by the Equity ETFs for the fiscal years ended June 30. None of the brokerage commissions paid were paid to affiliated brokers and the Fixed Income ETFs did not pay any brokerage commissions. Brokerage commissions paid by a Fund may be substantially different from year to year for multiple reasons, including market volatility and the demand for a particular Fund.

FUND*	2011	2010	2009
SPDR Dow Jones Total Market ETF	$3,996	$2,484	$11,495
SPDR Dow Jones Large Cap ETF	$83	$586	$412
SPDR S&P 500 Growth ETF	$88	$486	$3,845
SPDR S&P 500 Value ETF	$569	$5,263	$2,410
SPDR Dow Jones Mid Cap ETF	$392	$339	$387
SPDR S&P 400 Mid Cap Growth ETF	$1,100	$913	$254
SPDR S&P 400 Mid Cap Value ETF	$228	$212	$369
SPDR S&P 600 Small Cap ETF	$244	$182	$602
SPDR S&P 600 Small Cap Growth ETF	$3,123	$1,620	$1,880

FUND*	2011	2010	2009
SPDR S&P 600 Small Cap Value ETF	$1,904	$930	$2,768
SPDR Global Dow ETF	$51,904	$1,324	$2,185
SPDR Dow Jones REIT ETF	$54,001	$21,899	$19,810
SPDR S&P Bank ETF	$8,938	$11,553	$98,355
SPDR S&P Capital Markets ETF	$444	$102	$9,658
SPDR S&P Insurance ETF	$981	$1,107	$2,372
SPDR S&P Mortgage Finance ETF**	$220	$360	$16
SPDR S&P Regional Banking ETF	$22,014	$33,100	$82,318
SPDR Morgan Stanley Technology ETF	$1,101	$4,867	$5,162
SPDR S&P Dividend ETF	$74,902	$292,462	$530,308
SPDR S&P Biotech ETF	$24,008	$10,161	$174,847
SPDR S&P Health Care Equipment ETF***	$38	N/A	N/A
SPDR S&P Homebuilders ETF	$6,219	$102,951	$822,644
SPDR S&P Metals & Mining ETF	$9,325	$1,592	$212,864
SPDR S&P Oil & Gas Equipment & Services ETF	$3,854	$1,232	$17,165
SPDR S&P Oil & Gas Exploration & Production ETF	$15,028	$1,591	$29,099
SPDR S&P Pharmaceuticals ETF	$3,147	$657	$11,856
SPDR S&P Retail ETF	$7,662	$5,839	$154,352
SPDR S&P Semiconductor ETF	$583	$1,406	$15,588
SPDR S&P Telecom ETF***	$38	N/A	N/A
SPDR S&P Transportation ETF***	$0	N/A	N/A
SPDR Wells Fargo Preferred Stock ****	$22,908	$13,343	N/A

*	Equity ETFs not listed in the table above had not commenced operations as of June 30, 2011.

**	The Fund commenced operations on April 29, 2009.

***	The Fund commenced operations on January 26, 2011.

****	The Fund commenced operations on September 16, 2009.
Securities of “Regular Broker-Dealer.” Each Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s shares.
Holdings in Shares of Regular Broker-Dealers as of June 30, 2011.

Citigroup, Inc.	$48,261,228
Bank of America Corp.	$36,843,843
The Goldman Sachs Group, Inc.	$16,334,574
JP Morgan Chase & Co.	$15,534,935
Morgan Stanley & Co., Inc.	$15,112,243
Credit Suisse AG	$10,577,346
Merrill Lynch & Co., Inc.	$8,803,687
Deutsche Bank	$7,153,710
Barclays Capital	$6,143,862
UBS Securities LLC	$4,248,176
Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses or transaction costs. The portfolio turnover rate for each Fund is expected to be under 100%, except with respect to the SPDR Barclays Capital Aggregate Bond ETF, SPDR Barclays Capital 1-3 Month T-Bill ETF and SPDR Barclays Capital Mortgage Backed Bond ETF which may experience significantly higher turnover. Funds may also experience higher portfolio turnover when migrating to a different benchmark index. The overall reasonableness of brokerage commissions and transaction costs is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions and transaction costs paid by other institutional investors for comparable services.

BOOK ENTRY ONLY SYSTEM
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “ADDITIONAL PURCHASE AND SALE INFORMATION.”
The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of each Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for Shares.
DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and the FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of each Fund held by each DTC Participant. The Trust, either directly or through a third party service, shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust, either directly or through a third party service, shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant and/or third party service a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of a Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
Although the Funds do not have information concerning their beneficial ownership held in the names of DTC Participants, as of October 7, 2011, the names, addresses and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding Shares of the Funds were as follows:

		Percentage of
Fund	Name and Address	Ownership

SPDR Dow Jones Total Market ETF	National Financial Services Corporation
	200 Liberty Street
	New York, NY 10281	34.34%

	Schwab (Charles) & Co., Inc.	11.77%
	101 Montgomery Street
	San Francisco, CA 94101

	Merrill Lynch, Pierce, Fenner & Smith Inc.*	8.12%
	101 Hudson Street
	Jersey City, NJ 07302

	Northern Trust Company (The)	5.76%
	50 South LaSalle Street
	Chicago, IL 60675

SPDR Dow Jones Large Cap ETF	Schwab (Charles) & Co., Inc.
	101 Montgomery Street
	San Francisco, CA 94101	53.74%

	National Financial Services Corporation
	200 Liberty Street
	New York, NY 10281	10.21%

	Pershing LLC	7.17%
	One Pershing Plaza
	Jersey City, NJ 07399

SPDR S&P 500 Growth ETF	Schwab (Charles) & Co., Inc.
	101 Montgomery Street
	San Francisco, CA 94101	39.17%

	National Financial Services Corporation	11.29%
	200 Liberty Street
	New York, NY 10281

	Merrill Lynch, Pierce, Fenner & Smith Inc.	9.90%
	101 Hudson Street
	Jersey City, NJ 07302

	LPL Financial Corporation	8.73%
	9785 Towne Centre Drive
	San Diego, CA 92121

SPDR S&P 500 Value ETF	Northern Trust Company (The)
	50 South LaSalle Street
	Chicago, IL 60675	38.24%

	Schwab (Charles) & Co., Inc.	15.02%
	101 Montgomery Street
	San Francisco, CA 94101

		Percentage of
Fund	Name and Address	Ownership

	Merrill Lynch, Pierce, Fenner & Smith Inc.	10.58%
	101 Hudson Street
	Jersey City, NJ 07302

	National Financial Services Corporation	5.57%
	200 Liberty Street
	New York, NY 10281

SPDR Dow Jones Mid Cap ETF	Schwab (Charles) & Co., Inc.
	101 Montgomery Street
	San Francisco, CA 94101	20.77%

	Merrill Lynch, Pierce, Fenner & Smith Inc.
	101 Hudson Street
	Jersey City, NJ 07302	13.37%

	First Clearing L.L.C.
	Riverfront Plaza, 901 East Byrd Street
	Richmond, VA 23219	11.75%

	National Financial Services Corporation
	200 Liberty Street
	New York, NY 10281	7.76%

	Merrill Lynch, Pierce, Fenner & Smith Inc.
	101 Hudson Street
	Jersey City, NJ 07302	7.35%

	The Bank of New York Mellon
	One Wall Street, 5th Floor
	New York, NY 10286	5.88%

	Pershing LLC	5.01%
	One Pershing Plaza
	Jersey City, NJ 07399

SPDR S&P 400 Mid Cap Growth ETF	LPL Financial Corporation
	9785 Towne Centre Drive
	San Diego, CA 92121	26.77%

	TD Ameritrade Clearing, Inc.
	4211 South 102nd Street
	Omaha, NE 68127	11.24%

	National Financial Services Corporation	10.59%
	200 Liberty Street
	New York, NY 10281

	Schwab (Charles) & Co., Inc.	8.95%
	101 Montgomery Street
	San Francisco, CA 94101

	First Clearing L.L.C.	7.88%
	Riverfront Plaza, 901 East Byrd Street
	Richmond, VA 23219

SPDR S&P 400 Mid Cap Value ETF	Merrill Lynch, Pierce, Fenner & Smith Inc.
	101 Hudson Street
	Jersey City, NJ 07302	17.04%

		Percentage of
Fund	Name and Address	Ownership

	Timber Hill LLC
	Two Pickwick Plaza
	Greenwich, CT 06830	11.37%

	TD Ameritrade Clearing, Inc.
	4211 South 102nd Street
	Omaha, NE 68127	10.78%

	Schwab (Charles) & Co., Inc.	7.91%
	101 Montgomery Street
	San Francisco, CA 94101

	JPMorgan Chase Bank, National Association	5.77%
	14201 Dallas Parkway
	Chase International Plaza
	Dallas, TX 75254

	UBS Financial Services Inc.	5.51%
	1000 Harbor Boulevard
	Weehawken, NJ 07086

	Morgan Stanley Smith Barney LLC	5.02%
	1 Harborside Financial Center, Plaza II
	Jersey City, NJ 07311

SPDR S&P 600 Small Cap ETF	National Financial Services Corporation
	200 Liberty Street
	New York, NY 10281	19.38%

	Schwab (Charles) & Co., Inc.
	101 Montgomery Street
	San Francisco, CA 94101	12.64%

	First Clearing L.L.C.
	Riverfront Plaza, 901 East Byrd Street
	Richmond, VA 23219	10.81%

	TD Ameritrade Clearing, Inc.	8.88%
	4211 South 102nd Street
	Omaha, NE 68127

	Pershing LLC	7.75%
	One Pershing Plaza
	Jersey City, NJ 07399

	UBS Financial Services Inc.	6.84%
	1000 Harbor Boulevard
	Weehawken, NJ 07086

	Merrill Lynch, Pierce, Fenner & Smith Inc.	6.46%
	101 Hudson Street
	Jersey City, NJ 07302

SPDR S&P 600 Small Cap Growth ETF	Schwab (Charles) & Co., Inc.	23.34%
	101 Montgomery Street
	San Francisco, CA 94101

	LPL Financial Corporation	11.60%
	9785 Towne Centre Drive
	San Diego, CA 92121

		Percentage of
Fund	Name and Address	Ownership

	National Financial Services Corporation	10.69%
	200 Liberty Street
	New York, NY 10281

	TD Ameritrade Clearing, Inc.	5.90%
	4211 South 102nd Street
	Omaha, NE 68127

	First Clearing L.L.C.	5.67%
	Riverfront Plaza, 901 East Byrd Street
	Richmond, VA 23219

	Merrill Lynch, Pierce, Fenner & Smith Inc.	5.38%
	101 Hudson Street
	Jersey City, NJ 07302

SPDR S&P 600 Small Cap Value ETF	Schwab (Charles) & Co., Inc.
	101 Montgomery Street
	San Francisco, CA 94101	15.00%

	National Financial Services Corporation
	200 Liberty Street
	New York, NY 10281	14.68%

	TD Ameritrade Clearing, Inc.	8.30%
	4211 South 102nd Street
	Omaha, NE 68127

	Raymond James & Associates, Inc.	6.50%
	880 Carillon Parkway
	St. Petersburg, FL 33733

	Pershing LLC	6.14%
	One Pershing Plaza
	Jersey City, NJ 07399

SPDR Global Dow ETF	Brown Brothers Harriman & Co.
	525 Washington Blvd.
	Jersey City, NJ 07310	18.35%

	Merrill Lynch, Pierce, Fenner & Smith Inc.	12.75%
	101 Hudson Street
	Jersey City, NJ 07302

	National Financial Services Corporation	8.64%
	200 Liberty Street
	New York, NY 10281

	Schwab (Charles) & Co., Inc.	6.31%
	101 Montgomery Street
	San Francisco, CA 94101

SPDR Dow Jones REIT ETF	Schwab (Charles) & Co., Inc.
	101 Montgomery Street
	San Francisco, CA 94101	18.00%

	Wells Fargo Bank, National Association	12.11%
	733 Marquette Avenue South
	Minneapolis, MN 55479

		Percentage of
Fund	Name and Address	Ownership

	National Financial Services Corporation	9.19%
	200 Liberty Street
	New York, NY 10281

	Pershing LLC	6.28%
	One Pershing Plaza
	Jersey City, NJ 07399

	TD Ameritrade Clearing, Inc.	5.09%
	4211 South 102nd Street
	Omaha, NE 68127

SPDR S&P Bank ETF	Goldman, Sachs & Co.
	180 Maiden Lane
	New York, NY 10038	21.74%

	Schwab (Charles) & Co., Inc.
	101 Montgomery Street
	San Francisco, CA 94101	9.14%

	Citibank, N.A.
	3800 Citigroup Center Tampa
	Tampa, FL 33610	7.25%

	Brown Brothers Harriman & Co.
	525 Washington Blvd.
	Jersey City, NJ 07310	7.18%

SPDR S&P Capital Markets ETF	Janney Montgomery Scott LLC
	1801 Market Street, 9th Floor
	Philadelphia, PA 19103	17.85%

	Schwab (Charles) & Co., Inc.	13.66%
	101 Montgomery Street
	San Francisco, CA 94101

	Credit Suisse Securities (USA) LLC	11.91%
	One Madison Avenue, Third Floor
	New York, NY 10010

	National Financial Services Corporation	9.53%
	200 Liberty Street
	New York, NY 10281

	Citigroup Global Markets, Inc.	6.10%
	388 Greenwich Street
	New York, NY 10013

	Merrill Lynch, Pierce, Fenner & Smith Inc.	5.21%
	101 Hudson Street
	Jersey City, NJ 07302

SPDR S&P Insurance ETF	Credit Suisse Securities (USA) LLC
	One Madison Avenue, Third Floor
	New York, NY 10010	15.04%

		Percentage of
Fund	Name and Address	Ownership

	Brown Brothers Harriman & Co.
	525 Washington Blvd.
	Jersey City, NJ 07310	13.60%

	JPMorgan Chase Bank, National Association
	14201 Dallas Parkway
	Chase International Plaza
	Dallas, TX 75254	7.08%

	Citigroup Global Markets, Inc.
	388 Greenwich Street
	New York, NY 10013	7.05%

	Goldman, Sachs & Co.
	180 Maiden Lane
	New York, NY 10038	6.48%

	Commonwealth Equity Services, L.L.P.
	29 Sawyer Road
	Waltham, MA 02453	6.01%

	Schwab (Charles) & Co., Inc.
	101 Montgomery Street
	San Francisco, CA 94101	5.91%

	Citibank, N.A.
	3800 Citigroup Center Tampa
	Tampa, FL 33610	5.25%

SPDR S&P Mortgage Finance ETF	Merrill Lynch, Pierce, Fenner & Smith Inc.	46.91%
	101 Hudson Street
	Jersey City, NJ 07302

	Timber Hill LLC	22.83%
	Two Pickwick Plaza
	Greenwich, CT 06830

	CIBC World Markets, Inc.	22.79%
	161 Bay Street, 10th Floor
	Toronto, Ontario CANADA M5J 2S8

SPDR S&P Regional Banking ETF	State Street Bank & Trust Company
	1776 Heritage Drive
	North Quincy, MA 02171	26.29%

	Citibank, N.A.
	3800 Citigroup Center Tampa
	Tampa, FL 33610	10.17%

	Brown Brothers Harriman & Co.
	525 Washington Blvd.
	Jersey City, NJ 07310	9.69%

	JPMorgan Chase Bank, National Association	6.78%
	14201 Dallas Parkway
	Chase International Plaza
	Dallas, TX 75254

	Schwab (Charles) & Co., Inc.	5.09%
	101 Montgomery Street
	San Francisco, CA 94101

		Percentage of
Fund	Name and Address	Ownership

SPDR Morgan Stanley Technology ETF	Northern Trust Company (The)	32.82%
	50 South LaSalle Street
	Chicago, IL 60675

	Schwab (Charles) & Co., Inc.
	101 Montgomery Street
	San Francisco, CA 94101	12.82%

	First Clearing L.L.C.
	Riverfront Plaza, 901 East Byrd Street
	Richmond, VA 23219	9.26%

	M&I Marshall & Ilsley Bank	8.07%
	1000 North Water Street
	Milwaukee, WI 53202

	National Financial Services Corporation	5.35%
	200 Liberty Street
	New York, NY 10281

SPDR S&P Dividend ETF	Schwab (Charles) & Co., Inc.
	101 Montgomery Street
	San Francisco, CA 94101	21.54%

	National Financial Services Corporation	9.63%
	200 Liberty Street
	New York, NY 10281

	First Clearing L.L.C.	5.58%
	Riverfront Plaza, 901 East Byrd Street
	Richmond, VA 23219

	JPMorgan Chase Bank, National Association	5.25%
	14201 Dallas Parkway
	Chase International Plaza
	Dallas, TX 75254

	State Street Bank & Trust Company	5.22%
	1776 Heritage Drive
	North Quincy, MA 02171

SPDR S&P Aerospace & Defense ETF	J.P. Morgan Clearing Corp.	54.00%
	245 Park Avenue
	New York, NY 10167

	Deutsche Bank Securities Inc.	43.73%
	1251 Avenue of the Americas
	New York, NY 10020

SPDR S&P Biotech ETF	Schwab (Charles) & Co., Inc.
	101 Montgomery Street
	San Francisco, CA 94101	12.22%

	Citigroup Global Markets, Inc.	9.83%
	388 Greenwich Street
	New York, NY 10013

		Percentage of
Fund	Name and Address	Ownership

	National Financial Services Corporation	9.44%
	200 Liberty Street
	New York, NY 10281

	Goldman, Sachs & Co.	6.07%
	180 Maiden Lane
	New York, NY 10038

	First Clearing L.L.C.	5.32%
	Riverfront Plaza, 901 East Byrd Street
	Richmond, VA 23219

SPDR S&P Health Care Equipment ETF	Merrill Lynch, Pierce, Fenner & Smith Inc.	22.48%
	101 Hudson Street
	Jersey City, NJ 07302

	Citigroup Global Markets, Inc.	13.72%
	388 Greenwich Street
	New York, NY 10013

	Goldman Sachs Execution & Clearing, L.P.	10.89%
	30 Hudson Street, 4th Floor
	Jersey City, NJ 07302

	RBC Capital Markets Corporation	10.89%
	200 Vesey Street
	New York, NY 10281

	Schwab (Charles) & Co., Inc.	7.13%
	101 Montgomery Street
	San Francisco, CA 94101

	Raymond James & Associates, Inc.	6.79%
	880 Carillon Parkway
	St. Petersburg, FL 33733

SPDR S&P Health Care Services ETF	Goldman Sachs Execution & Clearing, L.P.	96.60%
	30 Hudson Street, 4th Floor
	Jersey City, NJ 07302

SPDR S&P Homebuilders ETF	Brown Brothers Harriman & Co.
	525 Washington Blvd.
	Jersey City, NJ 07310	25.75%

	Citibank, N.A.	8.76%
	3800 Citigroup Center Tampa
	Tampa, FL 33610

	National Financial Services Corporation	6.55%
	200 Liberty Street
	New York, NY 10281

	Schwab (Charles) & Co., Inc.	5.25%
	101 Montgomery Street
	San Francisco, CA 94101

SPDR S&P Metals & Mining ETF	State Street Bank & Trust Company
	1776 Heritage Drive
	North Quincy, MA 02171	19.07%

		Percentage of
Fund	Name and Address	Ownership

	Schwab (Charles) & Co., Inc.	8.92%
	101 Montgomery Street
	San Francisco, CA 94101

	National Financial Services Corporation	6.04%
	200 Liberty Street
	New York, NY 10281

	Citibank, N.A.	5.30%
	3800 Citigroup Center Tampa
	Tampa, FL 33610

SPDR S&P Oil & Gas Equipment & Services ETF	Schwab (Charles) & Co., Inc.
	101 Montgomery Street
	San Francisco, CA 94101	16.57%

	National Financial Services Corporation	11.58%
	200 Liberty Street
	New York, NY 10281

	Citigroup Global Markets, Inc.	9.70%
	388 Greenwich Street
	New York, NY 10013

	Brown Brothers Harriman & Co.	6.74%
	525 Washington Blvd.
	Jersey City, NJ 07310

	First Clearing L.L.C.	5.28%
	Riverfront Plaza, 901 East Byrd Street
	Richmond, VA 23219

SPDR S&P Oil & Gas Exploration & Production ETF	Brown Brothers Harriman & Co.
	525 Washington Blvd.
	Jersey City, NJ 07310	14.78%

	Morgan Stanley & Co. LLC
	1 Pierrepont Plaza, 5th Floor
	Brooklyn, NY 11201	13.63%

	State Street Bank & Trust Company
	1776 Heritage Drive
	North Quincy, MA 02171	11.91%

	Citigroup Global Markets, Inc.
	388 Greenwich Street
	New York, NY 10013	7.10%

	Schwab (Charles) & Co., Inc.	6.35%
	101 Montgomery Street
	San Francisco, CA 94101

	National Financial Services Corporation	5.37%
	200 Liberty Street
	New York, NY 10281

		Percentage of
Fund	Name and Address	Ownership

SPDR S&P Pharmaceuticals ETF	First Clearing L.L.C.
	Riverfront Plaza, 901 East Byrd Street
	Richmond, VA 23219	21.82%

	Brown Brothers Harriman & Co.	12.01%
	525 Washington Blvd.
	Jersey City, NJ 07310

	Schwab (Charles) & Co., Inc.	11.64%
	101 Montgomery Street
	San Francisco, CA 94101

	Citigroup Global Markets, Inc.	8.99%
	388 Greenwich Street
	New York, NY 10013

	National Financial Services Corporation	8.24%
	200 Liberty Street
	New York, NY 10281

	Merrill Lynch, Pierce, Fenner & Smith Inc.	6.40%
	101 Hudson Street
	Jersey City, NJ 07302

	TD Ameritrade Clearing, Inc.	5.31%
	4211 South 102nd Street
	Omaha, NE 68127

SPDR S&P Retail ETF	State Street Bank & Trust Company
	1776 Heritage Drive
	North Quincy, MA 02171	17.74%

	Brown Brothers Harriman & Co.	11.85%
	525 Washington Blvd.
	Jersey City, NJ 07310

	Citibank, N.A.	7.16%
	3800 Citigroup Center Tampa
	Tampa, FL 33610

	Schwab (Charles) & Co., Inc.	6.65%
	101 Montgomery Street
	San Francisco, CA 94101

SPDR S&P Semiconductor ETF	Citigroup Global Markets, Inc.
	388 Greenwich Street
	New York, NY 10013	13.32%

	Schwab (Charles) & Co., Inc.	12.76%
	101 Montgomery Street
	San Francisco, CA 94101

	National Financial Services Corporation	11.41%
	200 Liberty Street
	New York, NY 10281

	First Clearing L.L.C.	9.64%
	Riverfront Plaza, 901 East Byrd Street
	Richmond, VA 23219

		Percentage of
Fund	Name and Address	Ownership

	Credit Suisse Securities (USA) LLC	6.29%
	One Madison Avenue, Third Floor
	New York, NY 10010

	TD Ameritrade Clearing, Inc.	5.28%
	4211 South 102nd Street
	Omaha, NE 68127

	Brown Brothers Harriman & Co.	5.06%
	525 Washington Blvd.
	Jersey City, NJ 07310

SPDR S&P Software & Services	Deutsche Bank Securities Inc.	97.00%
	1251 Avenue of the Americas
	New York, NY 10020

SPDR S&P Telecom ETF	Citigroup Global Markets, Inc.	23.85%
	388 Greenwich Street
	New York, NY 10013

	Merrill Lynch, Pierce, Fenner & Smith Inc.	20.65%
	101 Hudson Street
	Jersey City, NJ 07302

	First Clearing L.L.C.	17.04%
	Riverfront Plaza, 901 East Byrd Street
	Richmond, VA 23219

	J.P. Morgan Clearing Corp.	13.72%
	245 Park Avenue
	New York, NY 10167

	Goldman Sachs Execution & Clearing, L.P.	7.16%
	30 Hudson Street, 4th Floor
	Jersey City, NJ 07302

SPDR S&P Transportation ETF	Goldman Sachs Execution & Clearing, L.P.	14.61%
	30 Hudson Street, 4th Floor
	Jersey City, NJ 07302

	Citigroup Global Markets, Inc.	14.40%
	388 Greenwich Street
	New York, NY 10013

	Morgan Stanley Smith Barney LLC	13.91%
	1 Harborside Financial Center, Plaza II
	Jersey City, NJ 07311

	First Clearing L.L.C.	13.09%
	Riverfront Plaza, 901 East Byrd Street
	Richmond, VA 23219

	National Financial Services Corporation	12.15%
	200 Liberty Street
	New York, NY 10281

	Merrill Lynch, Pierce, Fenner & Smith Inc.	8.55%
	101 Hudson Street
	Jersey City, NJ 07302

		Percentage of
Fund	Name and Address	Ownership

	J.P. Morgan Clearing Corp.	8.23%
	245 Park Avenue
	New York, NY 10167

SPDR Wells Fargo Preferred Stock ETF	Pershing LLC	18.92%
	One Pershing Plaza
	Jersey City, NJ 07399

	Schwab (Charles) & Co., Inc.	11.62%
	101 Montgomery Street
	San Francisco, CA 94101

	National Financial Services Corporation	11.24%
	200 Liberty Street
	New York, NY 10281

	First Clearing L.L.C.	11.12%
	Riverfront Plaza, 901 East Byrd Street
	Richmond, VA 23219

	Merrill Lynch, Pierce, Fenner & Smith Inc.	10.25%
	101 Hudson Street
	Jersey City, NJ 07302

	Citigroup Global Markets, Inc.	6.47%
	388 Greenwich Street
	New York, NY 10013

SPDR Barclays Capital 1-3 Month T-Bill ETF	The Bank of New York Mellon	39.14%
	One Wall Street, 5th Floor
	New York, NY 10286

	Citigroup Global Markets, Inc.	14.61%
	388 Greenwich Street
	New York, NY 10013

	Morgan Stanley Smith Barney LLC	6.52%
	1 Harborside Financial Center, Plaza II
	Jersey City, NJ 07311

	Schwab (Charles) & Co., Inc.	6.50%
	101 Montgomery Street
	San Francisco, CA 94101

	National Financial Services Corporation	5.90%
	200 Liberty Street
	New York, NY 10281

SPDR Barclays Capital TIPS ETF	The Bank of New York Mellon/ Mellon Trust	15.63%
	of New England, National Association
	Three Mellon Bank Center
	Pittsburgh, PA 15259

	National Financial Services Corporation	11.22%
	200 Liberty Street
	New York, NY 10281

	Schwab (Charles) & Co., Inc.	10.52%
	101 Montgomery Street
	San Francisco, CA 94101

		Percentage of
Fund	Name and Address	Ownership

	Merrill Lynch, Pierce, Fenner & Smith Inc.	10.23%
	101 Hudson Street
	Jersey City, NJ 07302

	TD Ameritrade Clearing, Inc.	7.71%
	4211 South 102nd Street
	Omaha, NE 68127

	First Clearing L.L.C.	7.14%
	Riverfront Plaza, 901 East Byrd Street
	Richmond, VA 23219

SPDR Barclays Capital Intermediate Term	TD Ameritrade Clearing, Inc.	35.53%
Treasury ETF	4211 South 102nd Street
	Omaha, NE 68127

	Merrill Lynch, Pierce, Fenner & Smith Inc.	28.65%
	101 Hudson Street
	Jersey City, NJ 07302

	Schwab (Charles) & Co., Inc.	5.07%
	101 Montgomery Street
	San Francisco, CA 94101

SPDR Barclays Capital Long Term Treasury ETF	BMO Nesbitt Burns Inc./CDS	24.13%
	1 First Canadian Place, Suite 1300
	Toronto, Ontario CANADA M5X 1H3

	UBS Financial Services Inc.	11.63%
	1000 Harbor Boulevard
	Weehawken, NJ 07086

	National Financial Services Corporation	9.23%
	200 Liberty Street
	New York, NY 10281

	Schwab (Charles) & Co., Inc.	9.16%
	101 Montgomery Street
	San Francisco, CA 94101

	Citigroup Global Markets, Inc.	8.77%
	388 Greenwich Street
	New York, NY 10013

	Morgan Stanley Smith Barney LLC	7.19%
	1 Harborside Financial Center, Plaza II
	Jersey City, NJ 07311

	First Clearing L.L.C.	6.54%
	Riverfront Plaza, 901 East Byrd Street
	Richmond, VA 23219

SPDR Barclays Capital Short Term Corporate	Schwab (Charles) & Co., Inc.	26.30%
Bond ETF	101 Montgomery Street
	San Francisco, CA 94101

		Percentage of
Fund	Name and Address	Ownership

	National Financial Services Corporation	17.04%
	200 Liberty Street
	New York, NY 10281

	First Clearing L.L.C.	9.61%
	Riverfront Plaza, 901 East Byrd Street
	Richmond, VA 23219

	Curian Clearing, LLC	8.47%
	7601 Technology Way
	Denver, CO 80237

	Merrill Lynch, Pierce, Fenner & Smith Inc.	6.23%
	101 Hudson Street
	Jersey City, NJ 07302

SPDR Barclays Capital Intermediate Term	The Bank of New York Mellon	24.78%
Corporate Bond ETF	One Wall Street, 5th Floor
	New York, NY 10286

	Citigroup Global Markets, Inc.	14.14%
	388 Greenwich Street
	New York, NY 10013

	First Clearing L.L.C.	9.59%
	Riverfront Plaza, 901 East Byrd Street
	Richmond, VA 23219

	UBS Financial Services Inc.	9.21%
	1000 Harbor Boulevard
	Weehawken, NJ 07086

	National Financial Services Corporation	7.59%
	200 Liberty Street
	New York, NY 10281

	Merrill Lynch, Pierce, Fenner & Smith Inc.	5.22%
	101 Hudson Street
	Jersey City, NJ 07302

	Schwab (Charles) & Co., Inc.	5.20%
	101 Montgomery Street
	San Francisco, CA 94101

SPDR Barclays Capital Long Term Corporate Bond ETF	Bank of America N.A./ GWIM TRUST OPERATIONS	24.21%
	414 N. Akard Street, 5th Floor
	Dallas, TX 75201

	J.P. Morgan Clearing Corp.	12.96%
	245 Park Avenue
	New York, NY 10167

	Pershing LLC	12.77%
	One Pershing Plaza
	Jersey City, NJ 07399

	National Financial Services Corporation	9.29%
	200 Liberty Street
	New York, NY 10281

		Percentage of
Fund	Name and Address	Ownership

	First Clearing L.L.C.	9.07%
	Riverfront Plaza, 901 East Byrd Street
	Richmond, VA 23219

	Schwab (Charles) & Co., Inc.	7.02%
	101 Montgomery Street
	San Francisco, CA 94101

	Merrill Lynch, Pierce, Fenner & Smith Inc.	5.08%
	101 Hudson Street
	Jersey City, NJ 07302

SPDR Barclays Capital Issuer Scored Corporate	Goldman, Sachs & Co.	58.44%
Bond ETF	180 Maiden Lane
	New York, NY 10038

	State Street Bank & Trust Company	20.00%
	1776 Heritage Drive
	North Quincy, MA 02171

	Merrill Lynch, Pierce, Fenner & Smith Inc.	7.83%
	101 Hudson Street
	Jersey City, NJ 07302

SPDR Barclays Capital Convertible Securities ETF	Merrill Lynch, Pierce, Fenner & Smith Inc.	7.02%
	101 Hudson Street
	Jersey City, NJ 07302

	The Bank of New York Mellon	6.83%
	One Wall Street, 5th Floor
	New York, NY 10286

	Morgan Stanley Smith Barney LLC	5.92%
	1 Harborside Financial Center, Plaza II
	Jersey City, NJ 07311

	Citigroup Global Markets, Inc.	5.86%
	388 Greenwich Street
	New York, NY 10013

	Schwab (Charles) & Co., Inc.	5.60%
	101 Montgomery Street
	San Francisco, CA 94101

	National Financial Services Corporation	5.56%
	200 Liberty Street
	New York, NY 10281

	Morgan Stanley & Co. LLC	5.41%
	1 Pierrepont Plaza, 5th Floor
	Brooklyn, NY 11201

	Brown Brothers Harriman & Co.	5.21%
	525 Washington Blvd.
	Jersey City, NJ 07310

SPDR Barclays Capital Mortgage Backed Bond	Brown Brothers Harriman & Co.	34.15%
ETF	525 Washington Blvd.
	Jersey City, NJ 07310

		Percentage of
Fund	Name and Address	Ownership

	Merrill Lynch, Pierce, Fenner & Smith Inc.	21.49%
	101 Hudson Street
	Jersey City, NJ 07302

	Schwab (Charles) & Co., Inc.	9.31%
	101 Montgomery Street
	San Francisco, CA 94101

	Pershing LLC	7.54%
	One Pershing Plaza
	Jersey City, NJ 07399

SPDR Barclays Capital Aggregate Bond ETF	National Financial Services Corporation	15.25%
	200 Liberty Street
	New York, NY 10281

	Merrill Lynch, Pierce, Fenner & Smith Inc.	10.08%
	101 Hudson Street
	Jersey City, NJ 07302

	TD Ameritrade Clearing, Inc.	9.48%
	4211 South 102nd Street
	Omaha, NE 68127

	Pershing LLC	7.84%
	One Pershing Plaza
	Jersey City, NJ 07399

	Citigroup Global Markets, Inc.	6.69%
	388 Greenwich Street
	New York, NY 10013

	Schwab (Charles) & Co., Inc.	5.68%
	101 Montgomery Street
	San Francisco, CA 94101

	The Bank of New York Mellon	5.44%
	One Wall Street, 5th Floor
	New York, NY 10286

SPDR Nuveen Barclays Capital Municipal Bond	Citigroup Global Markets, Inc.	14.03%
ETF	388 Greenwich Street
	New York, NY 10013

	Merrill Lynch, Pierce, Fenner & Smith Inc.	12.78%
	101 Hudson Street
	Jersey City, NJ 07302

	Schwab (Charles) & Co., Inc.	10.37%
	101 Montgomery Street
	San Francisco, CA 94101

	National Financial Services Corporation	9.85%
	200 Liberty Street
	New York, NY 10281

	Pershing LLC	7.50%
	One Pershing Plaza
	Jersey City, NJ 07399

		Percentage of
Fund	Name and Address	Ownership

	UBS Financial Services Inc.	5.74%
	1000 Harbor Boulevard
	Weehawken, NJ 07086

SPDR Nuveen Barclays Capital	Morgan Stanley Smith Barney LLC	25.60%
California Municipal Bond ETF	1 Harborside Financial Center, Plaza II
	Jersey City, NJ 07311

	Schwab (Charles) & Co., Inc.	14.42%
	101 Montgomery Street
	San Francisco, CA 94101

	The Bank of New York Mellon	11.06%
	One Wall Street, 5th Floor
	New York, NY 10286

	Citigroup Global Markets, Inc.	8.45%
	388 Greenwich Street
	New York, NY 10013

	First Clearing L.L.C.	8.01%
	Riverfront Plaza, 901 East Byrd Street
	Richmond, VA 23219

	Merrill Lynch, Pierce, Fenner & Smith Inc.	7.20%
	101 Hudson Street
	Jersey City, NJ 07302

SPDR Nuveen Barclays Capital New York	Citigroup Global Markets, Inc.	18.71%
Municipal Bond ETF	388 Greenwich Street
	New York, NY 10013

	Merrill Lynch, Pierce, Fenner & Smith Inc.	10.90%
	101 Hudson Street
	Jersey City, NJ 07302

	National Financial Services Corporation	9.99%
	200 Liberty Street
	New York, NY 10281

	First Clearing L.L.C.	6.03%
	Riverfront Plaza, 901 East Byrd Street
	Richmond, VA 23219

	First Clearing L.L.C.	6.01%
	Riverfront Plaza, 901 East Byrd Street
	Richmond, VA 23219

	Barclays Capital, Inc./LE	5.76%
	70 Hudson Street
	Jersey City, NJ 07302

	Schwab (Charles) & Co., Inc.	5.07%
	101 Montgomery Street
	San Francisco, CA 94101

SPDR Nuveen Barclays Capital Short Term	Schwab (Charles) & Co., Inc.	17.19%
Municipal Bond ETF	101 Montgomery Street
	San Francisco, CA 94101

		Percentage of
Fund	Name and Address	Ownership

	Merrill Lynch, Pierce, Fenner & Smith Inc.	11.28%
	101 Hudson Street
	Jersey City, NJ 07302

	First Clearing L.L.C.	10.41%
	Riverfront Plaza, 901 East Byrd Street
	Richmond, VA 23219

	PNC Bank, N.A.	7.87%
	8800 Tinicum Boulevard
	Philadelphia, PA 19153

	National Financial Services Corporation	7.26%
	200 Liberty Street
	New York, NY 10281

	Pershing LLC	5.10%
	One Pershing Plaza
	Jersey City, NJ 07399

SPDR Nuveen S&P High Yield Municipal Bond	Goldman, Sachs & Co.	30.75%
ETF	180 Maiden Lane
	New York, NY 10038

	Morgan Stanley Smith Barney LLC	13.98%
	1 Harborside Financial Center, Plaza II
	Jersey City, NJ 07311

	Citigroup Global Markets, Inc.	13.33%
	388 Greenwich Street
	New York, NY 10013

	Merrill Lynch, Pierce, Fenner & Smith Inc.	12.10%
	101 Hudson Street
	Jersey City, NJ 07302

	J.P. Morgan Clearing Corp.	6.31%
	245 Park Avenue
	New York, NY 10167

	Schwab (Charles) & Co., Inc.	5.81%
	101 Montgomery Street
	San Francisco, CA 94101

SPDR Nuveen S&P VRDO Municipal Bond ETF	Goldman Sachs Execution & Clearing, L.P.	37.07%
	30 Hudson Street, 4th Floor
	Jersey City, NJ 07302

	National Financial Services Corporation	14.31%
	200 Liberty Street
	New York, NY 10281

	Merrill Lynch, Pierce, Fenner & Smith Inc.	13.20%
	101 Hudson Street
	Jersey City, NJ 07302

	Schwab (Charles) & Co., Inc.	9.77%
	101 Montgomery Street
	San Francisco, CA 94101

		Percentage of
Fund	Name and Address	Ownership

	Scottrade, Inc.	5.28%
	12855 Flushing Meadow Drive
	St. Louis, MO 63131

SPDR Nuveen Barclays Capital Build America	Schwab (Charles) & Co., Inc.	16.94%
Bond ETF	101 Montgomery Street
	San Francisco, CA 94101

	Citigroup Global Markets, Inc.	13.66%
	388 Greenwich Street
	New York, NY 10013

	National Financial Services Corporation	13.35%
	200 Liberty Street
	New York, NY 10281

	Morgan Stanley Smith Barney LLC	10.58%
	1 Harborside Financial Center, Plaza II
	Jersey City, NJ 07311

	Merrill Lynch, Pierce, Fenner & Smith Inc.	7.89%
	101 Hudson Street
	Jersey City, NJ 07302

	UBS Financial Services Inc.	6.26%
	1000 Harbor Boulevard
	Weehawken, NJ 07086

	UMB Bank, N.A.	5.67%
	928 Grand Avenue
	Kansas City, MO 64106

	First Clearing L.L.C.	5.45%
	Riverfront Plaza, 901 East Byrd Street
	Richmond, VA 23219

SPDR DB International Government	Schwab (Charles) & Co., Inc.	12.56%
Inflation-Protected Bond ETF	101 Montgomery Street
	San Francisco, CA 94101

	National Financial Services Corporation	10.95%
	200 Liberty Street
	New York, NY 10281

	Morgan Stanley Smith Barney LLC	9.10%
	1 Harborside Financial Center, Plaza II
	Jersey City, NJ 07311

	The Bank of New York Mellon	7.75%
	One Wall Street, 5th Floor
	New York, NY 10286

	Merrill Lynch, Pierce, Fenner & Smith Inc.	6.56%
	101 Hudson Street
	Jersey City, NJ 07302

	Morgan Stanley & Co. LLC	5.60%
	1 Pierrepont Plaza, 5th Floor
	Brooklyn, NY 11201

		Percentage of
Fund	Name and Address	Ownership

	Citigroup Global Markets, Inc.	5.55%
	388 Greenwich Street
	New York, NY 10013

	TD Ameritrade Clearing, Inc.	5.30%
	4211 South 102nd Street
	Omaha, NE 68127

SPDR Barclays Capital Short Term	Pershing LLC	17.48%
International Treasury Bond ETF	One Pershing Plaza
	Jersey City, NJ 07399

	Merrill Lynch, Pierce, Fenner & Smith Inc.	15.33%
	101 Hudson Street
	Jersey City, NJ 07302

	Schwab (Charles) & Co., Inc.	15.29%
	101 Montgomery Street
	San Francisco, CA 94101

	SEI Private Trust Company	12.29%
	1 Freedom Valley Drive
	Oaks, PA 19456

	National Financial Services Corporation	11.30%
	200 Liberty Street
	New York, NY 10281

SPDR Barclays Capital International	Citigroup Global Markets, Inc.	10.80%
Treasury Bond ETF	388 Greenwich Street
	New York, NY 10013

	Merrill Lynch, Pierce, Fenner & Smith Inc.	10.39%
	101 Hudson Street
	Jersey City, NJ 07302

	National Financial Services Corporation	10.13%
	200 Liberty Street
	New York, NY 10281

	First Clearing L.L.C.	10.03%
	Riverfront Plaza, 901 East Byrd Street
	Richmond, VA 23219

	Schwab (Charles) & Co., Inc.	9.42%
	101 Montgomery Street
	San Francisco, CA 94101

	State Street Bank & Trust Company	7.44%
	1776 Heritage Drive
	North Quincy, MA 02171

	Morgan Stanley Smith Barney LLC	5.29%
	1 Harborside Financial Center, Plaza II
	Jersey City, NJ 07311

		Percentage of
Fund	Name and Address	Ownership

SPDR Barclays Capital International	Schwab (Charles) & Co., Inc.	18.58%
Corporate Bond ETF	101 Montgomery Street
	San Francisco, CA 94101

	National Financial Services Corporation	10.26%
	200 Liberty Street
	New York, NY 10281

	UBS Financial Services Inc.	8.73%
	1000 Harbor Boulevard
	Weehawken, NJ 07086

	Citigroup Global Markets, Inc.	7.63%
	388 Greenwich Street
	New York, NY 10013

	Janney Montgomery Scott LLC	6.69%
	1801 Market Street, 9th Floor
	Philadelphia, PA 19103

	Merrill Lynch, Pierce, Fenner & Smith Inc.	5.50%
	101 Hudson Street
	Jersey City, NJ 07302

SPDR Barclays Capital Emerging Markets	Schwab (Charles) & Co., Inc.	28.41%
Local Bond ETF	101 Montgomery Street
	San Francisco, CA 94101

	Citigroup Global Markets, Inc.	16.39%
	388 Greenwich Street
	New York, NY 10013

	Merrill Lynch, Pierce, Fenner & Smith Inc.	9.71%
	101 Hudson Street
	Jersey City, NJ 07302

	Morgan Stanley Smith Barney LLC	5.74%
	1 Harborside Financial Center, Plaza II
	Jersey City, NJ 07311

	LPL Financial Corporation	5.44%
	9785 Towne Centre Drive
	San Diego, CA 92121

	Goldman, Sachs & Co.	5.29%
	180 Maiden Lane
	New York, NY 10038

	National Financial Services Corporation	5.26%
	200 Liberty Street
	New York, NY 10281

SPDR Barclays Capital High Yield Bond ETF	First Clearing L.L.C.	12.28%
	Riverfront Plaza, 901 East Byrd Street
	Richmond, VA 23219

		Percentage of
Fund	Name and Address	Ownership

	National Financial Services Corporation	9.42%
	200 Liberty Street
	New York, NY 10281

	Schwab (Charles) & Co., Inc.	8.26%
	101 Montgomery Street
	San Francisco, CA 94101

	Citigroup Global Markets, Inc.	7.40%
	388 Greenwich Street
	New York, NY 10013

	Merrill Lynch, Pierce, Fenner & Smith Inc.	6.15%
	101 Hudson Street
	Jersey City, NJ 07302

*	Percentages referenced in this table for Merrill Lynch may also include shares held at ML SFKPG.
An Authorized Participant (as defined below) may hold of record more than 25% of the outstanding Shares of a Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of a Fund, may be affiliated with an index provider, may be deemed to have control of the applicable Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or another affiliate of State Street (the “Agent”) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned Shares of a Fund. In such cases, the Agent shall mirror vote (or abstain from voting) such Shares in the same proportion as all other beneficial owners of the Fund.
The Trustees and Officers of the Trust, as a group, own less than 1% of the Trust’s voting securities as of the date of this SAI.
PURCHASE AND REDEMPTION OF CREATION UNITS
Each Fund issues and redeems its Shares on a continuous basis, at net asset value, only in a large specified number of Shares called a “Creation Unit,” either principally in-kind for securities included in the relevant Index or in cash for the value of such securities. The principal consideration for creations and redemptions for each Equity ETF is in-kind. The principal consideration for creations and redemptions for each Fixed Income ETF set forth in the table below:

FUND	CREATION*	REDEMPTION*
SPDR Barclays Capital 1-3 Month T-Bill ETF	In-Kind	In-Kind
SPDR Barclays Capital TIPS ETF	In-Kind	In-Kind
SPDR Barclays Capital Short Term Treasury ETF	In-Kind	In-Kind
SPDR Barclays Capital Intermediate Term Treasury ETF	In-Kind	In-Kind
SPDR Barclays Capital Long Term Treasury ETF	In-Kind	In-Kind
SPDR Barclays Capital Short Term Corporate Bond ETF	In-Kind	In-Kind
SPDR Barclays Capital Intermediate Term Corporate Bond ETF	In-Kind	In-Kind
SPDR Barclays Capital Long Term Corporate Bond ETF	In-Kind	In-Kind
SPDR Barclays Capital Issuer Scored Corporate Bond ETF	In-Kind	In-Kind
SPDR Barclays Capital Convertible Securities ETF	In-Kind	In-Kind
SPDR Barclays Capital Mortgage Backed Bond ETF	Cash	Cash
SPDR Barclays Capital Aggregate Bond ETF	In-Kind**	In-Kind**
SPDR Nuveen Barclays Capital Municipal Bond ETF	Cash	In-Kind
SPDR Nuveen Barclays Capital California Municipal Bond ETF	Cash	In-Kind
SPDR Nuveen Barclays Capital New York Municipal Bond ETF	Cash	In-Kind
SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF	Cash	In-Kind
SPDR Nuveen S&P VRDO Municipal Bond ETF	Cash	In-Kind
SPDR Nuveen S&P High Yield Municipal Bond ETF	Cash	In-Kind
SPDR Nuveen Barclays Capital Build America Bond ETF	Cash	In-Kind
SPDR DB International Government Inflation-Protected Bond ETF	Cash	Cash
SPDR Barclays Capital Short Term International Treasury Bond ETF	In-Kind	In-Kind
SPDR Barclays Capital International Treasury Bond ETF	In-Kind	In-Kind

FUND	CREATION*	REDEMPTION*
SPDR Barclays Capital International Corporate Bond ETF	Cash	Cash
SPDR Barclays Capital Emerging Markets Local Bond ETF	Cash	Cash
SPDR Barclays Capital High Yield Bond ETF	In-Kind	In-Kind

*	May be revised at any time without notice. Funds that effect redemptions principally for cash, rather than primarily in-kind, may be less tax efficient than investments in conventional ETFs.

**	Cash is to be provided in lieu of TBA positions.
PURCHASE (CREATION). The Trust issues and sells Shares of each Fund only: in Creation Units on a continuous basis through the Principal Underwriter, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt of an order, on any Business Day (as defined below), in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). A “Business Day” with respect to a Fund is, generally, any day on which the NYSE is open for business, although Fixed Income ETFs will also not be open for orders on Veterans Day and Columbus Day.
FUND DEPOSIT. The consideration for purchase of a Creation Unit of a Fund generally consists of either (i) the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, constituting a substantial replication, or a portfolio sampling representation, of the securities included in the relevant Fund’s benchmark Index and the Cash Component (defined below), computed as described below or (ii) the cash value of the Deposit Securities (“Deposit Cash”) and the “Cash Component,” computed as described below. When accepting purchases of Creation Units for cash, a Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.
Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund. The “Cash Component,” which in the case of the SPDR S&P Dividend ETF includes a Dividend Equivalent Payment, is an amount equal to the difference between the net asset value of the Shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. The “Dividend Equivalent Payment” enables a Fund (and, in particular, the SPDR S&P Dividend ETF) to make a complete distribution of dividends on the day preceding the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the portfolio securities of the Fund (“Dividend Securities”) with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the Dividend Securities had been held by the Fund for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for each Fund and ends on the day preceding the next ex-dividend date. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).
The Custodian, through NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for a Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.
The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for each Fund changes as rebalancing adjustments, interest payments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of a Fund’s Index.
The Trust intends to require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to replace any Deposit Security that is a TBA transaction. The amount of cash contributed will be equivalent to the price of the TBA transaction listed as a Deposit Security. In instances where the Trust accepts Deposit Securities for the purchase of a Creation Unit, the Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security, including, without limitation, situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery, (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities or the Federal Reserve System for U.S. Treasury securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws, or (v) in certain other situations (collectively, “non-standard orders”). The Trust also reserves the right to: (i) permit or require the substitution of Deposit Securities in lieu of Deposit Cash; and (ii) include or remove Deposit Securities from the basket in anticipation of index rebalancing changes. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject Index being tracked by the relevant Fund or resulting from certain corporate actions.
PROCEDURES FOR PURCHASE OF CREATION UNITS. To be eligible to place orders with the Principal Underwriter to purchase a Creation Unit of a Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “BOOK ENTRY ONLY SYSTEM”), and, with respect to the Fixed Income ETFs (except with respect to the International Treasury Bond ETFs), has the ability to clear through the Federal Reserve System. In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Principal Underwriter and the Transfer Agent, and that has been accepted by the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below) and any other applicable fees, taxes and additional variable charge.
All orders to purchase Shares directly from a Fund, including non-standard orders, must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or the applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”
An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from a Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.
On days when the Exchange or the bond markets close earlier than normal, a Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which a Fund’s investments are primarily traded is closed, such Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Principal Underwriter by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.
Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash and U.S. government securities), through DTC (for corporate securities and municipal securities), through a subcustody agent for (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. The Fund Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, through DTC to the account of a Fund by no later than 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions), on the Settlement Date. The “Settlement Date” for a Fund is generally the third Business Day, or in the case of the, SPDR Barclays Capital 1-3 Month T-Bill ETF, SPDR Barclays Capital TIPS ETF and SPDR Nuveen S&P VRDO Municipal Bond ETF, the first Business Day, after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions), on the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions), on the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.
The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited with by 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions), with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.
ISSUANCE OF A CREATION UNIT. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Principal Underwriter and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units.
In instances where the Trust accepts Deposit Securities for the purchase of a Creation Unit, the Creation Unit may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the net asset value of the Shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for all costs, expenses, dividends, income and taxes associated with missing Deposit Securities, including the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Principal Underwriter plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee as set forth below under “Creation Transaction Fees” will be charged in all cases and an additional variable charge may also be applied. The delivery of Creation Units so created generally will occur no later than the Settlement Date.
ACCEPTANCE OF ORDERS OF CREATION UNITS. The Trust reserves the absolute right to reject an order for Creation Units transmitted to it by the Principal Underwriter in respect of a Fund at its discretion, including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (g) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (h) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Principal Underwriter, the Custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Authorized Participant will be notified of an order rejection. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter shall not be liable for the rejection of any purchase order for Creation Units.
All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
CREATION TRANSACTION FEE. A purchase (i.e., creation) transaction fee is imposed for the transfer and other transaction costs associated with the purchase of Creation Units, and investors will be required to pay a fixed creation transaction fee for creations on a given day regardless of the number of Creation Units created on that day. A Fund may adjust the creation transaction fee from time to time. An additional transaction charge or variable charge (discussed below) will be applied to certain creation and redemption transactions, including non-standard orders, cash purchases, or partial cash purchases. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.
REDEMPTION. Shares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.
With respect to each Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the list of the names and share quantities of each Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.
Redemption proceeds for a Creation Unit are paid either in-kind or in cash or a combination thereof, as determined by the Trust. With respect to in-kind redemptions of a Fund, redemption proceeds for a Creation Unit will consist of Fund Securities — as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the net asset value of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee and any applicable additional variable charge as set forth below. In the event that the Fund Securities have a value greater than the net asset value of the Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing: (i) the Trust will substitute a cash-in-lieu amount to replace any Fund Security that is a TBA transaction and the amount of cash paid out in such cases will be equivalent to the value of the TBA transaction listed as a Fund Security; and (ii) at Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.
REDEMPTION TRANSACTION FEE. A redemption transaction fee is imposed for the transfer and other transaction costs associated with the redemption of Creation Units, and investors will be required to pay a fixed redemption transaction fee for redemptions on a given day regardless of the number of Creation Units redeemed on that day. A Fund may adjust the redemption transaction fee from time to time. An additional charge or a variable charge (discussed below) will be applied to certain creation and redemption transactions, including non-standard orders, cash redemptions, or partial cash redemptions. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the costs of transferring the Fund Securities from the Trust to their account or on their order.
PROCEDURES FOR REDEMPTION OF CREATION UNITS — EQUITY ETFs. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement and/or applicable order form. A redemption request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.
The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Participant Agreement and in accordance with the applicable order form. Investors should be aware that their particular broker may not have executed an Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Participant Agreement.

Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
PROCEDURES FOR REDEMPTION OF CREATION UNITS — FIXED INCOME ETFs. To be eligible to place redemption orders for Creation Units of the Funds, an entity must be a DTC Participant that has executed a Participant Agreement and have the ability to transact through the Federal Reserve System (except with respect to the International Treasury Bond ETFs). Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement and/or the order form. A redemption request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed. After the Trust has deemed an order for redemption received, the Trust will initiate procedures to transfer the requisite Fund Securities and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming beneficial owner by the Settlement Date.
With respect to in-kind redemptions of a Fund, the calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under “Determination of Net Asset Value”, computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Principal Underwriter by a DTC Participant by the specified time on the Order Placement Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Order Placement Date. If the requisite number of Shares of the Fund are not delivered by 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, the Fund will not release the underlying securities for delivery unless collateral is posted in such percentage amount of missing Shares as set forth in the Participant Agreement (marked to market daily).
ADDITIONAL REDEMPTION PROCEDURES — ALL ETFs. With respect to in kind redemptions of a Fund, in connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, an Authorized Participant must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded (or such other arrangements as allowed by the Trust or its agents), to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three Business Days of the trade date. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three business days after the day on which the redemption request is received in proper form. The section below entitled “Local Market Holiday Schedules” identifies the instances where more than seven days would be needed to deliver redemption proceeds. Pursuant to an order of the SEC, in respect of the Fund, the Trust will make delivery of in-kind redemption proceeds within the number of days stated in the Local Market Holidays section to be the maximum number of days necessary to deliver redemption proceeds. If the Authorized Participant has not made appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such shares in cash, and the Authorized Participant will be required to receive its redemption proceeds in cash.
An Authorized Participant submitting a redemption request is deemed to represent to the Trust that it (or its client) (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the requisite number of Shares to be redeemed and can receive the entire proceeds of the redemption, and (ii) the Shares to be redeemed have not been loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement which would preclude the delivery of such Shares to the Trust. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from a Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.
If it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in net asset value.
Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Fund Securities.
The right of redemption may be suspended or the date of payment postponed with respect to a Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
REQUIRED EARLY ACCEPTANCE OF ORDERS. Notwithstanding the foregoing, as described in the Participant Agreement and the applicable order form, Authorized Participants may be notified that the cut-off time for an order may be earlier on a particular Business Day.
Creation and Redemption Transaction Fees:

		MAXIMUM
	TRANSACTION	TRANSACTION
FUND	FEE*, **	FEE*, **
SPDR Dow Jones Total Market ETF	$4,500	$18,000
SPDR Dow Jones Large Cap ETF	$2,000	$8,000
SPDR S&P 500 Large Cap Growth ETF	$1,000	$4,000
SPDR S&P 500 Large Cap Value ETF	$1,000	$4,000
SPDR Dow Jones Mid Cap ETF	$2,000	$8,000
SPDR S&P 400 Mid Cap Growth ETF	$1,000	$4,000
SPDR S&P 400 Mid Cap Value ETF	$1,000	$4,000
SPDR S&P 600 Small Cap ETF	$3,000	$12,000
SPDR S&P 600 Small Cap Growth ETF	$1,500	$6,000
SPDR S&P 600 Small Cap Value ETF	$1,500	$6,000
SPDR Global Dow ETF	$1,000	$4,000
SPDR Dow Jones REIT ETF	$1,000	$4,000
SPDR S&P Bank ETF	$250	$1,000
SPDR S&P Capital Markets ETF	$250	$1,000
SPDR S&P Insurance ETF	$250	$1,000
SPDR S&P Mortgage Finance ETF	$250	$1,000
SPDR S&P Regional Banking ETF	$250	$1,000
SPDR Morgan Stanley Technology ETF	$500	$2,000
SPDR S&P Dividend ETF	$250	$1,000
SPDR S&P Aerospace & Defense ETF	$250	$1,000
SPDR S&P Biotech ETF	$250	$1,000
SPDR S&P Building & Construction ETF	$250	$1,000
SPDR S&P Computer Hardware ETF	$250	$1,000
SPDR S&P Food & Beverage ETF	$250	$1,000
SPDR S&P Health Care Equipment ETF	$250	$1,000
SPDR S&P Health Care Services ETF	$250	$1,000
SPDR S&P Homebuilders ETF	$250	$1,000

		MAXIMUM
	TRANSACTION	TRANSACTION
FUND	FEE*, **	FEE*, **
SPDR S&P LeisureTime ETF	$250	$1,000
SPDR S&P Metals & Mining ETF	$250	$1,000
SPDR S&P Oil & Gas Equipment & Services ETF	$250	$1,000
SPDR S&P Oil & Gas Exploration & Production ETF	$250	$1,000
SPDR S&P Outsourcing & IT Consulting ETF	$250	$1,000
SPDR S&P Pharmaceuticals ETF	$250	$1,000
SPDR S&P Retail ETF	$250	$1,000
SPDR S&P Semiconductor ETF	$250	$1,000
SPDR S&P Software & Services ETF	$250	$1,000
SPDR S&P Telecom ETF	$250	$1,000
SPDR S&P Transportation ETF	$250	$1,000
SPDR Wells Fargo Preferred Stock ETF	$750	$3,000
SPDR Barclays Capital 1-3 Month T-Bill ETF	$250	$1,000
SPDR Barclays Capital TIPS ETF	$500	$2,000
SPDR Barclays Capital Short Term Treasury ETF	$500	$2,000
SPDR Barclays Capital Intermediate Term Treasury ETF	$500	$2,000
SPDR Barclays Capital Long Term Treasury ETF	$500	$2,000
SPDR Barclays Capital Short Term Corporate Bond ETF	$500	$2,000
SPDR Barclays Capital Intermediate Term Corporate Bond ETF	$500	$2,000
SPDR Barclays Capital Long Term Corporate Bond ETF	$500	$2,000
SPDR Barclays Capital Issuer Scored Corporate Bond ETF	$500	$2,000
SPDR Barclays Capital Convertible Securities ETF	$500	$2,000
SPDR Barclays Capital Mortgage Backed Bond ETF	$250	$1,000
SPDR Barclays Capital Aggregate Bond ETF	$500	$2,000
SPDR Nuveen Barclays Capital Municipal Bond ETF	$250	$1,000
SPDR Nuveen Barclays Capital California Municipal Bond ETF	$250	$1,000
SPDR Nuveen Barclays Capital New York Municipal Bond ETF	$250	$1,000
SPDR Nuveen Barclays Capital Short Term Municipal Bond ETF	$250	$1,000
SPDR Nuveen S&P VRDO Municipal Bond ETF	$250	$1,000
SPDR Nuveen S&P High Yield Municipal Bond ETF	$250	$1,000
SPDR Nuveen Barclays Capital Build America Bond ETF	$250	$1,000
SPDR DB International Government Inflation-Protected Bond ETF	$1,500	$6,000
SPDR Barclays Capital Short Term International Treasury Bond ETF	$1,500	$6,000
SPDR Barclays Capital International Treasury Bond ETF	$1,500	$6,000
SPDR Barclays Capital International Corporate Bond ETF	$1,500	$6,000
SPDR Barclays Capital Emerging Markets Local Bond ETF	$1,500	$6,000
SPDR Barclays Capital High Yield Bond ETF	$500	$2,000

*	From time to time, any Fund may waive all or a portion of its applicable transaction fee(s). An additional charge of up to three (3) times the standard transaction fee may be charged to the extent a transaction is outside of the clearing process.

**	In addition to the transaction fees listed above, the Funds may charge an additional variable fee for creations and redemptions in cash to offset brokerage and impact expenses associated with the cash transaction. The variable transaction fee will be calculated based on historical transaction cost data and the Adviser’s view of current market conditions; however, the actual variable fee charged for a given transaction may be lower or higher than the trading expenses incurred by a Fund with respect to that transaction.

DETERMINATION OF NET ASSET VALUE
The following information supplements and should be read in conjunction with the sections in the applicable Prospectus entitled “PURCHASE AND SALE INFORMATION” and “ADDITIONAL PURCHASE AND SALE INFORMATION.”
Net asset value per Share for each Fund of the Trust is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of a Fund is calculated by the Custodian and determined at the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern time) on each day that such exchange is open. Fixed-income assets are generally valued as of the announced closing time for trading in fixed-income instruments on any day that the SIFMA (or applicable exchange or market on which a Fund’s investments are traded) announces an early closing time. Creation/redemption order cut-off times may also be earlier on such days.
In calculating a Fund’s net asset value per Share, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. The Adviser may use various pricing services, or discontinue the use of any pricing service, as approved by the Board from time to time. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.
In the event that current market valuations are not readily available or such valuations do not reflect current market value, the Trust’s procedures require the Pricing and Investment Committee to determine a security’s fair value if a market price is not readily available. In determining such value the Pricing and Investment Committee may consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and (iii) a review of relevant financial indicators (e.g., movement in interest rates, market indices, and prices from the Funds’ index providers). In these cases, the Fund’s net asset value may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s benchmark Index. This may result in a difference between the Fund’s performance and the performance of the applicable Fund’s benchmark Index. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.
DIVIDENDS AND DISTRIBUTIONS
The following information supplements and should be read in conjunction with the section in each Prospectus entitled “DISTRIBUTIONS.”
GENERAL POLICIES
Dividends from net investment income, if any, are generally declared and paid monthly by each Fixed Income ETF and quarterly for each Equity ETF, but may vary significantly from period to period. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for a Fund to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.
Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.
The Trust makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of a Fund as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income.

DIVIDEND REINVESTMENT
Broker dealers, at their own discretion, may offer a dividend reinvestment service under which Shares are purchased in the secondary market at current market prices. Investors should consult their broker dealer for further information regarding any dividend reinvestment service offered by such broker dealer.
TAXES
The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.
The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
The following information also supplements and should be read in conjunction with the section in the Prospectus entitled “ADDITIONAL TAX INFORMATION.”
RIC MODERNIZATION ACT. Congress passed the Regulated Investment Company Modernization Act on December 22, 2010 (the “RIC Mod Act”) which makes certain beneficial changes for RICs and their shareholders, some of which are referenced below. In general, the RIC Mod Act contains simplification provisions effective for taxable years beginning after December 22, 2010, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the RIC Mod Act allows capital losses to be carried forward indefinitely, and retain the character of the original loss, exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of income and gains.
TAXATION OF THE FUNDS. The Funds intend to qualify for and to elect treatment as a separate RIC under Subchapter M of the Internal Revenue Code. As such, each Fund should not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. In order to be taxable as a RIC, a Fund must distribute annually to its shareholders at least 90% of its net investment income (generally net investment income plus the excess of net short-term capital gains over net long-term capital losses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders (“Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in qualified publicly traded partnerships; (ii) at the end of each fiscal quarter of the Fund’s taxable year, at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each fiscal quarter of the Fund’s taxable year, not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities of two or more issuers engaged in the same, similar, or related trades or businesses if the Fund owns at least 20% of the voting power of such issuers, or the securities of one or more qualified publicly traded partnerships.
Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.
If a Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where a Fund corrects the failure within a specified period of time. If a Fund fails to qualify as a RIC, and these relief provisions are not available, the Fund will be taxable at regular corporate rates (and, to the extent applicable, corporate alternative minimum tax). In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits, subject to the dividends-received deduction for corporate shareholders and the lower tax rates applicable to qualified dividend income distributed to individuals. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.
The RIC Mod Act provides that for taxable years beginning after December 22, 2010, a Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.
The RIC Mod Act also changed the treatment of capital loss carryovers for RICs. The new rules are similar to those that apply to capital loss carryovers of individuals and provide that such losses are carried over by a Fund indefinitely. Thus, if a Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010, the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of such Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. In addition, the carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Internal Revenue Code.
Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months ended October 31 of such year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax but can make no assurances that all such tax liability will be eliminated.
TAXATION OF SHAREHOLDERS — DISTRIBUTIONS. Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, all of its net tax-exempt income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). The Funds will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction, if any.
A portion of the dividends received from a Fund may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Qualified dividend income includes, in general, subject to certain holding period requirements and other requirements, dividend income from certain U.S. and foreign corporations. Eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States and those whose stock is tradable on an established securities market in the United States. A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares of the Fund on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares of the Fund become ex-dividend with respect to such dividend (and the Fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Internal Revenue Code. Dividends received by the Fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or RIC. It is expected that dividends received by a Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.
A Fund may derive capital gains and losses in connection with the sale or other disposition of its portfolio securities. Distributions from net short-term capital gains will be taxable to shareholders as ordinary income. Distributions from net long-term gains will be taxable to you at long-term capital gains rates, regardless of how long you have held your Shares in a Fund. Long-term capital gains are currently taxed at a maximum rate of 15%.

Absent further legislation, the lower rates applicable to qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2012.
Distribution of ordinary income and capital gains may also be subject to foreign, state and local taxes depending on a shareholder’s circumstances.
The Municipal Bond ETFs intend to satisfy certain conditions (including requirements as to the proportion of their assets invested in municipal securities) that will enable them to designate distributions from the interest income generated by investments in municipal securities, which is exempt from regular federal income tax when received by such Fund, as exempt-interest dividends. Shareholders receiving exempt-interest dividends will not be subject to regular federal income tax on the amount of such dividends, but may (as discussed below) become subject to the federal alternative minimum tax. Insurance proceeds received by the Fund under any insurance policies in respect of scheduled interest payments on defaulted municipal securities will generally be excludable from federal gross income under Section 103(a) of the Internal Revenue Code. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the insurer representing interest on non-appropriation lease obligations will be excludable from gross income for federal income tax purposes.
Depending on a shareholder’s state of residence, exempt interest dividends paid by the Municipal Bond ETFs from interest earned on municipal securities of that state, or its political subdivision, may be exempt in the hands of such shareholder from income tax in that state. However, income from municipal securities of states other than the shareholder’s state of residence generally will not qualify for tax-free treatment for such shareholder. For a general discussion of the state and local tax treatment to shareholders of the SPDR Nuveen Barclays Capital California Municipal Bond ETF and SPDR Nuveen Barclays Capital New York Municipal Bond ETF, see the section titled “State Tax Matters” below.
Distributions by the Municipal Bond ETFs of net interest received from certain taxable temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. Government, its agencies and instrumentalities) and net short-term capital gains realized by a Municipal Bond ETF, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. If the Municipal Bond ETF purchases a municipal security at a market discount, any gain realized by the Municipal Bond ETF upon sale or redemption of the municipal security will be treated as taxable interest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount will be treated as capital gains.
If you lend your Municipal Bond ETF shares pursuant to securities lending or similar arrangement, you may lose the ability to treat dividends received from the Municipal Bond ETF (paid while the shares are held by the borrower) as tax-exempt income. Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Bond ETFs will not be deductible for U.S. federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share of a Municipal Bond ETF and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed, In addition, the Internal Revenue Code may require a shareholder in a Municipal Bond ETF that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by a Municipal Bond ETF that unexpectedly represents income derived from certain revenue or private activity bonds held by a Municipal Bond ETF may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. In addition, the receipt of dividends and distributions from the Municipal Bond ETF may affect a foreign corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisers as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Internal Revenue Code or (ii) subject to the federal “branch profits” tax, or the deferral “excess net passive income” tax.
Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain municipal securities that meet the definition of private activity bonds under the Internal Revenue Code is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that a Municipal Bond ETF receives income from private activity bonds, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to those shareholders subject to the alternative minimum tax regime. The Municipal Bond ETFs will annually supply shareholders with a report indicating the percentage of their income attributable to municipal securities required to be included in calculating the federal alternative minimum tax.
In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income (“adjusted current earnings”) and the amount otherwise determined to be the alternative minimum taxable income.

Interest on all municipal securities, and therefore all distributions by the Municipal Bond ETFs that would otherwise be tax-exempt, is included in calculating a corporation’s adjusted current earnings.
Recent legislation effective beginning in 2013 provides that U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) will be subject to a new 3.8% Medicare contribution tax on their “net investment income,” which includes taxable interest, dividends, and capital gains (including capital gains realized on the sale or exchange of Shares) but does not include exempt-interest dividends paid by Municipal Bond ETFs.
TAXATION OF SHAREHOLDERS — SALE OR EXCHANGE OF SHARES. In general, a sale or exchange of Shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the Shares were held. Fund Shares held for a period of one year or less at the time of such sale or exchange will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. As noted above, without future legislation, the maximum tax rate on long-term capital gains will increase beginning in 2011.
Gain or loss on the sale or exchange of Shares in a Fund is measured by the difference between the amount received and the adjusted tax basis of the Shares. Shareholders should keep records of investments made (including Shares acquired through reinvestment of dividends and distribution) so they can compute the tax basis of their Shares. It may not be advantageous from a tax perspective for shareholders to sell or redeem shares of a Municipal Bond ETF after tax-exempt income has accrued but before the record date for the exempt-interest dividend representing the distribution of such income. Because such accrued tax-exempt income is included in the net asset value per share, such a sale or redemption could result in treatment of the portion of the sales or redemption proceeds equal to the accrued tax-exempt interest as taxable gain (to the extent the redemption or exchange price exceeds the shareholder’s tax basis in the Municipal Bond ETF shares disposed of) rather than tax-exempt interest.
A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders.
TAXATION OF FUND INVESTMENTS. Dividends and interest received by Funds holding foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If a Fund meets certain requirements, which include a requirement that more than 50% of the value of the Fund’s total assets at the close of its respective taxable year consists of stocks or securities of foreign corporations, then the Fund should be eligible to file an election with the Internal Revenue Service that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to any foreign and U.S. possessions income taxes paid such Fund, subject to certain limitations. Pursuant to this election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit the shareholder may be entitled to use against such shareholder’s federal income tax. If the Fund makes this election, the Fund will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. Foreign tax credits, if any, received by a Fund as a result of an investment in another RIC (including an ETF which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a “qualified fund of funds” under the Internal Revenue Code. If the Fund is a “qualified fund of funds” it will be eligible to file an election with the Internal Revenue Service that will enable it to pass along these foreign tax credits to its shareholders. A Fund will be treated as a “qualified fund of funds” if at least 50% of the value of the Fund’s total assets (at the close of each quarter of the Fund’s taxable year) is represented by interests in other RICs.
A Fund’s transactions in foreign currencies and forward foreign currency contracts will be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character of gains and losses realized by the Funds (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes. The Funds intend to monitor their transactions, intend to make the appropriate tax elections, and intend to make the appropriate entries in their books and records when they acquire any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of a Fund as a RIC and minimize the imposition of income and excise taxes.
If a Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFIC,” the Fund will be subject to one of the following special tax regimes: (i) the Fund is liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualifying electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the passive foreign investment company, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.
Each Fund may invest in complex securities. These investments may be subject to numerous special and complex rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund.
Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% qualifying requirement. Each Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Funds’ fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on each Fund’s other investments and shareholders are advised on the nature of the distributions.
As a result of entering into swap contracts, a Fund may make or receive periodic net payments. Each Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments, if positive, will generally constitute taxable ordinary income and, if negative, will reduce net tax-exempt income, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain and may affect the amount, timing or character of the income distributed to you by the Fund.
Investments by a Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess face value of the securities over their issue price (the “original issue discount” or “OID”) each year that the securities are held, even though the Fund receives no cash interest payments. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of the Fund, the Fund may recognize income without receiving a commensurate amount of cash. Such income is included in determining the amount of income that a Fund must distribute to maintain its status as a RIC and to avoid the payment of federal income tax, including the nondeductible 4% excise tax described above. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.
Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount. If a Municipal Bond ETF purchases a municipal security at a market discount, any gain realized by such Fund upon sale or redemption of the municipal security will be treated as taxable interest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount will be treated as capital gains.
Special rules apply if a Fund holds inflation-indexed bonds (TIPs). Generally, all stated interest on such bonds is taken into income by a Fund under its regular method of accounting for interest income. The amount of positive inflation adjustment, which results in an increase in the inflation-adjusted principal amount of the bond, is treated as OID. The OID is included in the Fund’s gross income ratably during the period ending with the maturity of the bond, under the general OID inclusion rules. The amount of a Fund’s OID in a taxable year with respect to a bond will increase a Fund’s taxable income for such year without a corresponding receipt of cash, until the bond matures. As a result, the Fund may need to use other sources of cash to satisfy its distributions for such year. The amount of negative inflation adjustments, which results in a decrease in the inflation-adjusted principal amount of the bond, reduces the amount of interest (including stated interest, OID, and market discount, if any) otherwise includable in the Fund’s income with respect to the bond for the taxable year.
FOREIGN SHAREHOLDERS. Dividends paid by a Fund to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law to the extent derived from investment income and short-term capital gain (other than “qualified short-term capital gain dividends” and “interest-related dividends” described below) or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and the proper withholding form(s) to be submitted to a Fund. A non-U.S. shareholder who fails to provide an appropriate IRS Form W-8 may be subject to backup withholding at the appropriate rate.
For taxable years beginning after December 31, 2013, a 30% United States withholding tax will be imposed on dividends and proceeds from the sale of Shares received by shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied.
A Fund may, under certain circumstances, designate all or a portion of a dividend as an “interest-related dividend” that if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. A Fund may also, under certain circumstances, designate all or a portion of a dividend as a “short-term capital gain dividend” which if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. In the case of Shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as an interest-related dividend or as a short-term capital gain dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts. Absent future legislation, the withholding exemptions for interest-related dividends and short-term capital gain dividends only applies to dividends with respect to taxable years of a Fund beginning before January 1, 2012.
The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest as if he or she were a U.S. person. Such gain is sometimes referred to as “FIRPTA gain”. The Internal Revenue Code provides a look-through rule for distributions of “FIRPTA gain” by a RIC if all of the following requirements are met: (i) the RIC is classified as a “qualified investment entity” (a “qualified investment entity” includes a RIC if, in general, more than 50% of the RIC’s assets consists of interests in REITs and U.S. real property holding corporations); and (ii) you are a non-U.S. shareholder that owns more than 5% of a class of Fund Shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, Fund distributions to you are treated as gain from the disposition of a U.S. real property interest (“USRPI”), causing the distribution to be subject to U.S. withholding tax at a rate of 35%, and requiring that you file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a non-U.S. shareholder that is a corporation. Even if a non-U.S. shareholder does not own more than 5% of a class of the Fund’s shares, Fund distributions to you that are attributable to gain from the sale or disposition of a USRPI will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate.
BACKUP WITHHOLDING. A Fund will be required in certain cases to withhold at applicable withholding rates and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) who has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).
TAX-EXEMPT SHAREHOLDERS. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, a Fund generally serves to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, tax-exempt shareholders could realize

UBTI by virtue of their investment in a Fund where, for example, (i) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or (ii) Shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Internal Revenue Code. Charitable remainder trusts are subject to special rules and should consult their tax advisors. There are no restrictions preventing a Fund from holding investments in REITs that hold residual interests in REMICs, and a Fund may do so. The Internal Revenue Service has issued recent guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.
CREATION UNITS. An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.
Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gain or loss.
A Fund has the right to reject an order to for Creation Units if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Internal Revenue Code, the respective Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. A Fund also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.
Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.
TAX SHELTER REPORTING REGULATIONS. Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund’s Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. In addition, pursuant to recently enacted legislation, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.
STATE TAX MATTERS. The discussion of state and local tax treatment is based on the assumptions that the Funds will qualify under Subchapter M of the Internal Revenue Code as RICs, that they will satisfy the conditions which will cause distributions to qualify as exempt-interest dividends to shareholders when distributed as intended, and that each Fund will distribute all interest and dividends it receives to its shareholders. The tax discussion summarizes general state and local tax laws which are currently in effect and which are subject to change by legislative, judicial or administrative action; any such changes may be retroactive with respect to the applicable Fund’s transactions. Investors should consult a tax advisor for more detailed information about state and local taxes to which they may be subject.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Government National Mortgage Association (“Ginnie Mae”) or Federal National Mortgage Association (“Fannie Mae”) securities, banker’s acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.
CALIFORNIA. The following is a general, abbreviated summary of certain provisions of the applicable California tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the SPDR Nuveen Barclays Capital California Municipal Bond ETF. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative, administrative or judicial action, and any such change may be retroactive with respect to transactions of the SPDR Nuveen Barclays Capital California Municipal Bond ETF.
The following is based on the assumptions that the SPDR Nuveen Barclays Capital California Municipal Bond ETF will qualify under Subchapter M of the Code as a RIC, that it will satisfy the conditions which will cause its distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to its shareholders.
The SPDR Nuveen Barclays Capital California Municipal Bond ETF will be subject to the California corporate franchise and corporation income tax only if it has a sufficient nexus with California. If the SPDR Nuveen Barclays Capital California Municipal Bond ETF is subject to the California franchise or corporation income tax, it does not expect to pay a material amount of such tax.
Distributions by the SPDR Nuveen Barclays Capital California Municipal Bond ETF that are attributable to interest on any obligation of California and its political subdivisions or to interest on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the California personal income tax. For purposes of determining interest earned on obligations of the United States, distributions attributable to interest on Fannie Mae securities, Government National Mortgage Association securities, and repurchase agreements are not treated as obligations of the United States and therefore will be subject to California personal income tax. All other distributions, including distributions attributable to capital gains, will also be subject to the California personal income tax.
All distributions of the SPDR Nuveen Barclays Capital California Municipal Bond ETF to corporate shareholders, regardless of source, will be subject to the California corporate franchise tax.
Gain on the sale, exchange, or other disposition of shares of the SPDR Nuveen Barclays Capital California Municipal Bond ETF will be subject to the California personal income and corporate franchise taxes.
Shares of the SPDR Nuveen Barclays Capital California Municipal Bond ETF may be subject to the California estate tax if held by a California decedent at the time of death.
Shareholders are advised to consult with their own tax advisors for more detailed information concerning California tax matters.
NEW YORK. The following is a general, abbreviated summary of certain provisions of the applicable New York tax law as presently in effect as it directly governs the taxation of resident individual, corporate, and unincorporated business shareholders of the SPDR Nuveen Barclays Capital New York Municipal Bond ETF. This summary does not address the taxation of other shareholders nor does it discuss any other state or any local taxes, other than New York City taxes, that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to SPDR Nuveen Barclays Capital New York Municipal Bond ETF transactions.
The SPDR Nuveen Barclays Capital New York Municipal Bond ETF will be subject to the New York State corporate franchise tax and the New York City general corporation tax only if it has a sufficient nexus with New York State or New York City. If the SPDR Nuveen Barclays Capital New York Municipal Bond ETF is subject to such taxes, it does not expect to pay a material amount of either tax.
Individual shareholders of the SPDR Nuveen Barclays Capital New York Municipal Bond ETF, who are subject to New York State and/or New York City personal income taxation, will not be required to include in their New York adjusted gross income that portion of their exempt-interest dividends (as determined for federal income tax purposes), which the SPDR Nuveen Barclays Capital New York Municipal Bond ETF clearly identifies as directly attributable to interest earned on municipal obligations issued by governmental authorities in New York and which are specifically exempted from personal income taxation in New York State or New

York City, or interest earned on obligations of U.S. territories or possessions, that is exempt from taxation by the states pursuant to federal law. Distributions to individual shareholders of dividends derived from interest that does not qualify as exempt-interest dividends (as determined for federal income tax purposes), distributions of exempt-interest dividends (as determined for federal income tax purposes) which are derived from interest on municipal obligations issued by governmental authorities in states other than New York State, and distributions derived from interest earned on federal obligations subject to state tax under federal law will be included in their New York adjusted gross income as ordinary income. Distributions to individual shareholders of the SPDR Nuveen Barclays Capital New York Municipal Bond ETF of capital gain dividends (as determined for federal income tax purposes) will be included in their New York adjusted gross income as long-term capital gains. Distributions to individual shareholders of the SPDR Nuveen Barclays Capital New York Municipal Bond ETF of dividends derived from any net income received from taxable temporary investments and any net short-term capital gains realized by the SPDR Nuveen Barclays Capital New York Municipal Bond ETF will be included in their New York adjusted gross income and taxed at the same rate as ordinary income.
All distributions from the SPDR Nuveen Barclays Capital New York Municipal Bond ETF, regardless of source, will increase the taxable base of corporate shareholders subject to the New York State franchise tax and/or the New York City general corporation tax.
Gain from the sale, exchange, or other disposition of Shares of the SPDR Nuveen Barclays Capital New York Municipal Bond ETF will be subject to the New York State personal income and franchise taxes and the New York City personal income, unincorporated business, and general corporation taxes.
Shares of the SPDR Nuveen Barclays Capital New York Municipal Bond ETF may be subject to the New York State estate tax if owned by a New York decedent at the time of death.
Shareholders are advised to consult with their own tax advisors for more detailed information concerning New York and local tax matters.
CAPITAL STOCK AND SHAREHOLDER REPORTS
Each Fund issues Shares of beneficial interest, par value $.01 per Share. The Board may designate additional funds.
Each Share issued by the Trust has a pro rata interest in the assets of the corresponding Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.
Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all Funds vote together as a single class except that if the matter being voted on affects only a particular Fund it will be voted on only by that Fund and if a matter affects a particular Fund differently from other Funds, that Fund will vote separately on such matter. Under Massachusetts law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust (regardless of the Fund) have noncumulative voting rights for the election of Trustees. Under Massachusetts law, Trustees of the Trust may be removed by vote of the shareholders.
Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust, requires that Trust obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Trust’s property for any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of each Fund’s assets and operations, the risk to shareholders of personal liability is believed to be remote.
Shareholder inquiries may be made by writing to the Trust, c/o the Distributor, State Street Global Markets, LLC at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as counsel to the Trust. Ernst & Young, LLP, serves as the independent registered public accounting firm for the Trust. Ernst & Young, LLP performs annual audits of the Funds’ financial statements and provides other audit, tax and related services.
LOCAL MARKET HOLIDAY SCHEDULES
The Trust generally intends to effect deliveries of portfolio securities on a basis of “T” plus three business days (i.e., days on which the NYSE is open) in the relevant foreign market of a Fund. The ability of the Trust to effect in-kind redemptions within three business days of receipt of a redemption request is subject, among other things, to the condition that, within the time period from the date of the request to the date of delivery of the securities, there are no days that are local market holidays on the relevant business days. For every occurrence of one or more intervening holidays in the local market that are not holidays observed in the United States, the redemption settlement cycle may be extended by the number of such intervening local holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within three business days.
The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with local market holiday schedules, may require a delivery process longer than the standard settlement period. In certain circumstances during the calendar year, the settlement period may be greater than seven calendar days. Such periods are listed in the table below, as are instances where more than seven days will be needed to deliver redemption proceeds. Since certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year may exceed the maximum number of days listed in the table below. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future and longer (worse) redemption periods are possible.

TRADE DATE(S) W/ SETTLEMENT OF GREATER THAN 7
MARKET	MAX SETL CYCLE	CALENDAR DAYS (MAX DAYS IN PARENTHESIS)
Australia	7 days
Austria	11 days	12/19/12 (8); 12/20/12 (8); 12/21/12 (11)
Belgium	7 days
Brazil	7 days
Canada	7 days
Chile	7 days
China	14 days	1/18/12 (14); 1/19/12 (14); 1/20/12 (14); 9/26/12 (13); 9/27/12 (13); 9/28/12 (13)
Columbia	7 days
Czech Republic	11 days	12/19/12 (8); 12/20/12 (8); 12/21/12 (11)
Denmark	11 days	12/19/12 (8); 12/20/12 (8); 12/21/12 (11)
Egypt	8 days	11/4/11 (10); 11/14/11 (9); 11/15/11 (8); 8/14/12 (8); 8/15/12 (8); 8/16/12 (8)
Euroclear	6 days
Finland	11 days	12/19/12 (8); 12/20/12 (8); 12/21/12 (11)
France	7 days
Germany	7 days
Greece	7 days
Hong Kong	10 days	1/18/12 (8); 1/19/12 (8); 1/20/12 (10); 4/3/12 (8);
Hungary	11 days	12/19/12 (8); 12/20/12 (8); 12/21/12 (11)
India	7 days
Indonesia	13 days	8/14/12 (13); 8/15/12 (13); 8/16/12 (13); 12/19/12 (8); 12/20/12 (8); 12/21/12 (11)
Ireland	11 days	12/21/11 (8); 12/22/11 (8); 12/23/11 (11); 12/19/12 (9); 12/20/12 (11); 12/21/12 (11)
Israel	7 days
Italy	11 days	12/19/12 (8); 12/20/12 (8); 12/21/12 (11)

TRADE DATE(S) W/ SETTLEMENT OF GREATER THAN 7
MARKET	MAX SETL CYCLE	CALENDAR DAYS (MAX DAYS IN PARENTHESIS)
Japan	7 days
Jordan	7 days
Korea	6 days
Malaysia	7 days
Mexico	7 days
Morocco	7 days
Netherlands	7 days
New Zealand	7 days
Norway	8 days	4/2/12 (8); 4/3/12 (8); 4/4/12 (8)
Pakistan	7 days
Peru	7 days
Philippines	8 days	4/2/12 (8); 4/3/12 (8); 4/4/12 (8)
Poland	7 days
Portugal	7 days
Russia	13 days	12/28/11 (13); 12/29/11 (13); 12/30/11 (13)
Singapore	7 days
South Africa	7 days
South Korea	7 days
Spain	7 days
Sweden	11 days	12/19/12 (8); 12/20/12 (8); 12/21/12 (11)
Switzerland	11 days	12/19/12 (8); 12/20/12 (8); 12/21/12 (11)
Taiwan	11 days	1/18/12 (9); 1/19/12 (11); 1/20/12 (11)
Thailand	7 days
Turkey	9 days	11/3/11 (8); 11/14/11 (9); 10/22/12 (8); 10/23/12 (8); 10/24/12 (8)
United Kingdom	7 days
FINANCIAL STATEMENTS
The financial statements and financial highlights of the Funds that were operating during the year ended June 30, 2011, along with the Reports of Ernst & Young, LLP, the Trust’s Independent Registered Public Accounting Firm, included in the Trust’s Annual Reports to Shareholders on Form N-CSR under the 1940 Act, are incorporated by reference into this Statement of Additional Information.

PROXY VOTING POLICY	STATE STREET GLOBAL ADVISORS®
March 2011
Introduction
SSgA Funds Management, Inc. (“SSgA FM”) is a registered investment adviser and a wholly owned subsidiary of State Street Corporation, a leading provider of financial services to institutional investors. As an investment manager, SSgA FM has discretionary proxy voting authority over most of its client accounts, and SSgA FM votes these proxies in the manner that we believe will most likely protect and promote the long term economic value of client investments and as set forth in the SSgA FM Proxy Voting Guidelines (the “Proxy Voting Guidelines”).
Proxy Voting Procedure
Oversight
The SSgA FM Corporate Governance Team, comprised of corporate governance professionals and governance analysts, is responsible for implementing the Proxy Voting Guidelines, case-by-case voting items, issuer engagement activities, and research and analysis of governance-related issues impacting shareholder value. The implementation of the Proxy Voting Guidelines is overseen by the SSgA FM Global Proxy Review Committee (“SSgA FM PRC”), a committee of investment, compliance and legal professionals, who provide guidance on proxy issues as described in more detail below. The SSgA FM PRC reports to the SSgA Investment Committee, and may refer certain significant proxy items to that committee. In addition to voting proxies, SSgA:
1)	describes its proxy voting procedures to its clients in Part II of its Form ADV;

2)	provides the client with this written proxy policy, upon request;

3)	discloses to its clients how they may obtain information on how FM voted the client’s proxies;

4)	matches proxies received with holdings as of record date;

5)	generally applies its proxy voting policy consistently and keeps records of votes for each client;

6)	documents the reason(s) for voting for all non-routine items; and

7)	keeps records of such proxy voting available for inspection by the client or governmental agencies.
Oversight of the proxy voting process is ultimately the responsibility of the SSgA Investment Committee. The SSgA Investment Committee reviews and approves amendments to the Proxy Voting Guidelines.
Proxy Voting Process
SSgA FM retains Institutional Shareholder Services Inc. (“ISS”), a firm with expertise in proxy voting and corporate governance, to support our proxy voting process. SSgA FM utilizes ISS’s services in three ways: (1) as SSgA FM’s proxy voting agent (providing SSgA FM with vote execution and administration services); (2) applying SSgA FM’s Proxy Voting Guidelines; and (3) provides research and analysis relating to general corporate governance issues and specific proxy items.
On most routine proxy voting items (e.g., retention of auditors), ISS will effect the proxy votes in accordance with the Proxy Voting Guidelines and our standing instructions, which the SSgA FM Corporate Governance Team reviews with ISS on an annual basis or on a case-by-case basis as required. The guidance permits ISS to apply the Proxy Voting Guidelines without consulting us on each proxy and in a manner that is consistent with our investment view. On matters not directly covered by the Proxy Voting Guidelines, and we conclude there is no likelihood of impacting shareholder value, ISS may effect proxy votes in accordance with its own recommendations.

In other cases, the Corporate Governance Team will evaluate the proxy solicitation to determine how to vote consistent with SSgA FM’s investment views and to maximize the value of our client accounts. In general, the Corporate Governance Team will engage in this additional review for:
(i)	proxies that involve special circumstances and require additional research and discussion (e.g. a material merger or acquisition, or a material governance issue with the potential to become a significant precedent in corporate governance); and

(ii)	proxies that are not directly addressed by our policies and which are reasonably anticipated to have an impact on the current or potential value of a security or which we do not consider to be routine.
In some instances, the SSgA FM Corporate Governance Team may refer significant issues which are not addressed by our Proxy Voting Guidelines or guidance to ISS to the SSgA FM PRC for a determination of the proxy vote. In addition, in determining whether to refer a proxy vote to the SSgA FM PRC, the SSgA FM Corporate Governance Team will examine whether there is a material conflict of interest between the interests of our client and those of SSgA FM or its affiliates (as explained in greater detail below under “Conflict of Interest”). If there is no material conflict, we examine the proposals that involve special circumstances or are not addressed by our policy or guidance in detail in seeking to determine what vote would be in the best interests of our clients (i.e., to maximize the economic value of our clients’ securities).
Conflict of Interest
From time to time, SSgA FM will review a proxy which may present a potential conflict of interest. In general, we do not believe matters that fall within our Proxy Voting Guidelines and are voted consistently with the Proxy Voting Guidelines present any potential conflicts, since the vote on the matter has effectively been determined without reference to the soliciting entity; however, where matters do not fall within our Proxy Voting Guidelines or where we believe that voting in accordance with the Proxy Voting Guidelines is unwarranted, we conduct an additional review to determine whether there is a conflict of interest. Although various relationships could be deemed to give rise to a conflict of interest, we have determined that two categories of relationships present a serious concern to warrant an alternative process: (1) clients of SSgA FM or its affiliates which are among the top 100 clients of State Street Corporation or its affiliates based upon revenue; and (2) the 10 largest broker-dealers used by SSgA, based upon revenue (a “Material Relationship”).
In circumstances where either (i) the matter does not fall clearly within the Proxy Voting Guidelines or (ii) SSgA FM determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Director of SSgA FM’s Corporate Governance Team will determine whether a Material Relationship exists. If so the matter is referred to the SSgA FM PRC. The SSgA FM PRC then reviews the matter and determines whether a conflict of interest exists, and if so, how to best resolve such conflict. For example, the SSgA FM PRC may (i) determine that the proxy vote does not give rise to a conflict due to the issues presented, (ii) refer the matter to the SSgA Investment Committee for further evaluation or (iii) retain an independent fiduciary to determine the appropriate vote.
Engagement
SSgA FM conducts issuer engagement activity to support SSgA FM’s voting principles. SSgA FM believes engagement with portfolio companies is often the most active and productive way shareholders can exercise their ownership rights, with the goal of increasing shareholder value. SSgA FM regularly engages with companies to discuss corporate governance issues and to provide insight about the principles and practices that drive our voting decisions. In our discussions, we highlight the attributes and practices that we believe enhance the quality of corporate governance at companies. Some engagement topics include takeover defenses, merger transactions, proxy contests, board elections, sustainability issues, executive compensation, equity compensation plans and other topical issues of interest to our clients as shareholders. Through our discussions, we seek to strengthen the quality of corporate governance with boards and management, which can also help protect shareholder value.
The SSgA FM Governance Team is dedicated to providing governance research, analysis, issuer engagement and voting services.
The SSgA FM Governance Team has no fixed set of priorities that dictate engagement practices. Instead, we view engagement practices as being dependent upon facts and circumstances, while giving consideration to the size of our total position of the issuer and/or the potential negative governance practices, performance profile, and circumstance at hand.
Nature and Form of Engagement
SSgA FM believes issuer engagement can take many forms and be triggered under numerous circumstances. The following methods represent how SSgA FM defines engagement methods:
Reactive

Reactive engagement is initiated by the issuers and typically represents a majority of SSgA FM’s engagement activity. SSgA FM routinely discusses specific voting issues and items with the issuer community. These are viewed as an opportunity to address not only voting items, but also a wide range of governance items that impact shareholder value.

Recurring

Recurring engagement takes advantage of SSgA FM’s strong relationships with many of its largest holdings. SSgA FM maintains regular face to face meetings with these issuers, allowing SSgA FM to reinforce key tenets of good corporate governance and actively advise these issuers around concerns that SSgA FM feels may impact long term shareholder value.

Dynamic

Using screening tools designed to capture a mix of SSgA FM’s largest exposures to issuers demonstrating severe negative governance profiles, SSgA FM will actively seek direct dialogue with the board and management. In these cases, the dynamic engagement process represents the most meaningful chance for SSgA FM to protect long term shareholder value from excessive risk due to governance related risks.
SSgA FM believes active engagement is best conducted individually and directly with company management or board members. Collaborative engagement, where multiple shareholders communicate with company representatives, such as shareholder conference calls, can serve as a potential forum for issues that are not identified by SSgA FM as requiring active engagement.
When Does SSgA FM Engage Issuers?
SSgA FM uses various methods to monitor its investments to determine which issuers require dynamic engagement. A blend of quantitative and qualitative research and data is used to identify potential engagement opportunities. SSgA FM sources internal and external research and screening tools to support the engagement process.
Voting and engagement
SSgA FM believes engagement and voting activity have a direct relationship. Issuer engagement seeks to address significant shareholder concerns and governance issues. Logically, successful issuer engagement should reduce the need to vote against management. The integration and exercise of both these rights leads to a meaningful shareholder tool that seeks to achieve enhanced shareholder value on behalf of SSgA FM clients.
Developed and Non-Developed Markets
SSgA FM engagement philosophy applies across all global markets. We have found the opportunity and effectiveness of engagement activity directly correlates to the level of ownership and voting rights provided by local market laws. From market to market, engagement activity may take different forms in order to best achieve long term engagement goals.
Engagement in developed markets is a mature process for SSgA FM. In some cases, engagement activity is institutionalized into local best practices, such as the UK Stewardship Code overseen by Financial Reporting Commission (FRC). In the UK, disclosure standards are high, allowing shareholders simple access to the key components of governance, such as board and by-law structure, remuneration policies and practices, sustainability data and reporting, among others. Further, shareholder rights are relatively high allowing for SSgA FM to engage on a variety of issues.

In many non-OECD markets we often supplement direct company engagement with participation in shareholder advocacy groups that seek change at a market level. This type of “top-down” approach should have a positive long-term impact by addressing shortcomings in local market laws on disclosure, best practice and shareholder rights.
Summary of Proxy Voting Guidelines
Directors and Boards
The election of directors is one of the most important fiduciary duties SSgA FM performs as a shareholder. SSgA FM believes that well-governed companies can protect and pursue shareholder interests better and withstand the challenges of an uncertain economic environment. As such, SSgA FM seeks to vote director elections, in a way, which we as a fiduciary, believe will maximize the monetary value of each portfolio’s holdings.
The role of the board, in SSgA FM’s view, is to carry out its responsibilities in the best long term interest of the company and its shareholders. A strong and effective board oversees management, provides guidance on strategic matters, selects the CEO and other senior executives, creates a succession plan, and performs risk oversight and performance assessment of the CEO and management. In contrast, management implements the business strategy and runs the company’s day-to-day operations. As part of SSgA FM’s engagement process, we routinely discuss the importance of the board with issuers.
In voting to elect nominees, SSgA FM considers many factors. SSgA FM believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests. In assessing nominees, SSgA FM considers whether board nominees will perform their duties without management influence, and whether the nominee has the appropriate skills and industry knowledge necessary to contribute fully to the company.
SSgA FM advocates that boards adopt a committee structure with independent directors on the key committees. When opposing directors, based on independence factors, SSgA FM focuses on the key committees. We believe a vigorous and diligent board of directors, a majority of whom are independent, with an appropriate committee structure, is the key to fulfilling the board’s responsibilities to a corporations’ effective governance.
Accounting and Audit Related Issues
SSgA FM believes audit committees are critical and necessary as part of the board’s risk oversight role. We expect auditors to provide assurance as of a company’s financial condition. Having trust in the accuracy of financial statements is important for shareholders to make decisions. Subsequently, SSgA FM believes that it is imperative for audit committees to select outside auditors who are independent from management.
We believe the audit committee is responsible for appointing, compensating, retaining and overseeing the issuer’s outside audit firm. In addition, we believe the audit committee should approve audit and non-audit services performed by outside audit firms.
Capital Structure, Reorganization and Mergers
Though we don’t seek involvement in the day-to-day operations of an organization, we recognize the need for oversight and input into management decisions that may affect a company’s value. Altering the capital structure of a company is a critical decision for management, and in making such a critical decision, we believe the company should have a well explained business rationale that is consistent with corporate strategy and should not overly dilute its shareholders.

The organizational structure of a company or proposed modifications to a company, may improve the effectiveness of a company’s operations, thereby enhancing shareholder value. M&A issues may result in a substantial economic impact to a corporation. SSgA FM evaluates mergers and acquisitions on a case-by-case basis. SSgA FM considers the adequacy of the consideration and the impact of the corporate governance provisions to shareholders. In all cases, SSgA FM uses its discretion in order to maximize shareholder value.
Occasionally, companies add anti-takeover provisions that reduce the chances of a potential acquirer making an offer or reducing the likelihood of a successful offer. SSgA FM does not support proposals that reduce shareholders’ rights, entrench management or reduce the likelihood of shareholder’s right to vote on reasonable offers.
Compensation
SSgA FM considers the board’s responsibility to include setting the appropriate level of executive compensation. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides SSgA FM’s analysis of executive compensation; there should be a direct relationship between executive compensation and company performance over the long term.
General/Routine
Although we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight and input into management decisions that may affect a company’s value. We believe SSgA FM should support proposals that encourage economically advantageous corporate practices and governance, while leaving decisions that are deemed to be routine or constitute ordinary business to management and the board of directors.
Environmental and Social Issues
Proposals relating to social and environmental issues, typically initiated by shareholders, generally request that the company disclose or amend certain business practices. Often, proposals may address concerns with which SSgA FM philosophically agrees, but absent a compelling economic impact on shareholder value, SSgA FM will typically abstain from voting on these proposals.
International Statement
SSgA FM reviews proxies of non-US issuers consistent with our Principles and Proxy Voting Guidelines; however, SSgA FM also endeavors to show sensitivity to local market practices when voting non-US proxies. This may lead to contrasting votes as corporate governance standards, disclosure requirements and voting mechanics differ from market to market. We will vote issues in the context of our Proxy Voting Guidelines, as well as local market standards, where appropriate.
SSgA FM votes in all markets where it is feasible; however, SSgA FM may refrain from voting meetings when power of attorney documentation is required, where voting will have a material impact on our ability to trade the security, or where issuer-specific special documentation is required or various market or issuer certifications are required. SSgA FM is unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction or when they charge a meeting specific fee in excess of the typical custody service agreement.

SSgA FM Proxy Voting Guidelines
State Street Global Advisors Funds Management (“SSgA FM”) seeks to vote proxies for which we have discretionary authority in the best interests of our clients. This means that we make voting decisions in the manner we believe will most likely protect and promote the long term economic value of client accounts. Absent unusual circumstances or specific client instructions, we vote proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies. SSgA FM takes the view that voting in a manner consistent with maximizing the monetary value of our clients’ holdings will benefit our direct clients (e.g. fund shareholders).
I. DIRECTOR RELATED ITEMS
Director related proposals concern issues submitted to shareholders that deal with the composition of the board or impact the members of a corporation’s board of directors. In deciding which director nominee to support, SSgA FM considers numerous factors.
Director Elections
SSgA FM generally supports election of directors in most uncontested elections. However, SSgA FM may withhold votes from (or support the removal of) a nominee or an entire board, in certain circumstances, including but not limited to:
•	A nominee who we determine to be inadequately independent of management and serves on any of the board’s key committees (compensation, audit, and nominating). Factors that we consider in evaluating independence include whether the nominee is an employee of or related to an employee of the issuer or its auditor, whether the nominee provides professional services to the issuer, whether the nominee has attended an appropriate number of board meetings, or whether the nominee receives non-board related compensation from the issuer.

•	CEOs of public companies who sit on more than three public company boards.

•	Nominees who sit on more than six public company boards.

•	SSgA FM may withhold votes from all director nominees at companies that have ignored a shareholder proposal which received a majority of the shares outstanding at the last annual or special meeting, unless management submits the proposal(s) on the ballot as a binding management proposal, recommending shareholders vote for the particular proposal(s).

•	SSgA FM may withhold votes from compensation committee members where there is a weak relationship between executive pay and performance over a five-year period.

•	SSgA FM will withhold votes from audit committee members if non-audit fees exceed 50% of total fees paid to the auditors.

•	SSgA FM will withhold votes from directors who appear to have been remiss in their duties.
Director Related Proposals
SSgA FM generally votes for the following director related proposals:
•	Discharge of board members’ duties, in the absence of pending litigation, governmental investigation, charges of fraud or other indications of significant concern.

•	Proposals to restore shareholders’ ability to remove directors with or without cause.

•	Proposals that permit shareholders to elect directors to fill board vacancies.

•	Shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.
SSgA FM generally votes against the following director related proposals:

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected.

•	Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy.

•	Shareholder proposals requiring two candidates per board seat.
Majority Voting
SSgA FM will generally support a majority vote standard if it is based on shares outstanding, and SSgA FM will generally vote against proposals requesting a majority vote based on votes cast standard.
SSgA FM will generally vote to support amendments to bylaws that would require simple majority of voting shares (i.e. shares outstanding) to pass or repeal certain provisions.
Annual Elections
SSgA FM generally supports the establishment of annual elections of the board of directors. Consideration is given to the overall level of board independence and the independence of the key committees as well as whether there is a shareholders right plan.
Cumulative Voting
SSgA FM does not support cumulative voting structures for the election of directors.
Separation Chair/CEO
SSgA FM analyzes proposals for the separation of Chair/CEO on a case by case basis taking into consideration numerous factors, including but not limited to, a company’s performance and the overall governance structure of the company.
Age/Term Limits
Generally, SSgA FM will vote against limits to tenure.
Approve Remuneration of Directors
Generally, SSgA FM will support directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making our determination, we review whether the compensation is overly dilutive to existing shareholders.
Indemnification
Generally, SSgA FM supports proposals to limit directors’ liability and/or expand indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Classified Boards
SSgA FM generally supports annual elections for the board of directors. In certain cases, SSgA FM will support a classified board structure, if the board is composed of 80 percent of independent directors, the board’s key committees (auditing, nominating and compensation) are composed of independent directors, and SSgA FM will consider other governance factors, including antitakeover devices.
Confidential Voting
SSgA FM will support confidential voting.
Board Size
SSgA FM will support proposals seeking to fix the board size or designate a range for the board size and will vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.
II. AUDIT RELATED ITEMS
Ratifying Auditors and Approving Auditor Compensation
SSgA FM supports the approval of auditors and auditor compensation provided that the issuer has properly disclosed audit and non-audit fees relative to market practice and the audit fees are not deemed excessive. SSgA FM deems audit fees to be excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditor. SSgA FM will support the disclosure of auditor and consulting relationships when the same or related entities are conducting both activities and will support the establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function.
In circumstances where “other” fees include fees related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/fax compliance and preparation for purposes of determining whether non-audit fees are excessive.
SSgA FM will support the discharge of auditors and requirements that auditors attend the annual meeting of shareholders.*
Accept Financial Statements Consolidated Financial Statements and Statutory Reports
It is the auditor’s responsibility to provide assurance as of the company’s financial condition. Accordingly, in the absence of pending litigation, governmental investigation, charges of fraud or other indicia of significant concern, SSgA FM will accept the financial statement, allocation of income and/or statutory report.
* Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.
III. CAPITAL STRUCTURE
Capital structure proposals include requests by management for approval of amendments to the certificate of incorporation that will alter the capital structure of the company. The most common request is for an increase in the number of authorized shares of common stock, usually in conjunction with a stock split or dividend. Typically, requests that are not unreasonably dilutive or enhance the rights of common shareholders are supported. In considering authorized share proposals, the typical threshold for approval is 100% over current authorized shares. However, the threshold may be increased if the company offers a specific need or purpose (merger, stock splits, growth purposes, etc.). All proposals are evaluated on a case-by-case basis taking into account the company’s specific financial situation.
Increase in Authorized Common Shares
In general, SSgA FM supports share increases for general corporate purposes up to 100% of current authorized stock.
SSgA FM supports increases for specific corporate purposes up to 100% of the specific need plus 50% of current authorized common stock for U.S. firms and plus 100% of current authorized stock for international firms.
When applying the thresholds, SSgA FM will also consider the nature of the specific need, such as mergers and acquisitions and stock splits.
Increase in Authorized Preferred Shares
SSgA FM votes on a case-by-case basis on proposals to increase the number of preferred shares.
Generally, SSgA FM will vote for the authorization of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
SSgA FM will support proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).
However, SSgA FM will vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
Preemptive Rights and Non-Preemptive Rights
In general, SSgA FM supports issuance authority requests up to 100% of current share capital with preemptive rights. Requests for the authority to remove preemptive rights will be supported for share issuances that are less than a certain percentage (ranging from 5-20%, based on market practice) of the outstanding shares, unless even such a small amount could have a material dilutive effect on existing shareholders (e.g. illiquid markets).
For Hong Kong, SSgA FM does not support issuances that do not place limits on discounts or do not provide the authority to refresh the share issuance amounts without prior shareholder approval.
Unequal Voting Rights
SSgA FM will not support proposals authorizing the creation of new classes of common stock with superior voting rights and will vote against new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, SSgA FM will not support capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders.
However, SSgA FM will support capitalization changes that eliminate other classes of stock and/or unequal voting rights.
Dividends and Share Repurchase Programs
SSgA FM generally supports dividend payouts that are greater than or equal to country and industry standards; we generally support a dividend which constitutes 30% or more of net income. SSgA FM may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company’s financial position.
Generally, SSgA FM votes for the authorization of share repurchase programs, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase.

IV. MERGERS AND ACQUISTIONS
Mergers and the reorganization structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.
SSgA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:
•	Offer premium

•	Strategic rationale

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest

•	Offers made at a premium and where there are no other higher bidders

•	Offers in which the secondary market price is substantially lower than the net asset value
SSgA FM may vote against a transaction considering the following:
•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

•	At the time of voting, the current market price of the security exceeds the bid price
V. ANTI-TAKEOVER MEASURES
Typically, proposals relating to requests by management to amend the certificate of incorporation or bylaws to add or delete a provision are deemed to have an antitakeover effect. The majority of these proposals deal with management’s attempt to add some provision that makes a hostile takeover more difficult or will protect incumbent management in the event of a change in control of the company.
Proposals that reduce shareholders’ rights or have the effect of entrenching incumbent management will not be supported. Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.
Shareholder Rights Plans
SSgA FM will support mandates requiring shareholder approval of a shareholder rights plans (“poison pill”) and repeals of various anti-takeover related provisions.
In general, SSgA FM will vote against the adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”).
SSgA FM will support the adoption or renewal of a non-US issuer’s shareholder rights plans (“poison pill”) if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced.
SSgA FM will vote for an amendment to a shareholder rights plan (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced).
Special Meetings
SSgA FM will support proposals for the right to call a special meeting, and SSgA FM will vote against proposals seeking to eliminate the right to call a special meeting.
Where the right to call a special meeting exists:
•	SSgA FM supports shareholder proposals to reduce the threshold to call a special meeting to 10%.

•	SSgA FM supports management proposals to reduce the threshold to call a special meeting to a percentage lower than the current threshold, for example, we will support a company moving from a 40% threshold to a 25% threshold.
Super-Majority
SSgA FM will generally vote against amendments to bylaws requiring super-majority shareholder votes to pass or repeal certain provisions. SSgA FM will vote for the reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such a reduction or elimination.
VI. REMUNERATION
Despite the differences among the types of plans and the awards possible there is a simple underlying philosophy that guides the analysis of all compensation plans; namely, are the terms of the plan designed to provide an incentive for executives and/or employees to align their interests with those of the shareholders and thus work toward enhancing shareholder value. Plans which benefit participants only when the shareholders also benefit are those most likely to be supported.
Advisory Vote on Executive Compensation and Frequency
SSgA FM supports management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period.
SSgA FM supports an annual advisory vote on executive compensation.
Approve Remuneration Report
SSgA FM will generally support remuneration reports that are judged to be in-line with local market practices. SSgA FM will generally vote against the approval of the remuneration report if the company fails to disclose information regarding any element of CEO remuneration including but not limited to, base salary, annual bonuses, and special bonuses relative to market practice.
If the company’s schemes allows for retesting of performance criteria over extended time period or for retesting if the original performance criteria was not met during the initial time period, SSgA FM may vote against the remuneration report.
Employee Equity Award Plans
SSgA FM considers numerous criteria when examining equity award proposals. Generally, SSgA FM does not vote against plans for lack of performance or vesting criteria. Rather, the main criteria that will result in a vote against an equity award plan are:

Excessive voting power dilution: To assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares and the issued but unexercised shares by the fully diluted share count. We review that number in light of certain factors, including the industry of the issuer.
Other criteria include the following:
•	Number of participants or eligible employees;

•	The variety of awards possible

•	The period of time covered by the plan
There are numerous factors that we view as negative, and together, may result in a vote against a proposal:
•	Grants to individuals or very small groups of participants;

•	“Gun-jumping” grants which anticipate shareholder approval of a plan or amendment;

•	The power of the board to exchange “underwater” options without shareholder approval this pertains to the ability of a company to reprice options, not the actual act of repricing described above;

•	Below market rate loans to officers to exercise their options;

•	The ability to grant options at less than fair market value;

•	Acceleration of vesting automatically upon a change in control;

•	Excessive compensation (i.e. compensation plans which are deemed by SSgA FM to be overly dilutive).
Historical option grants: Excessive historical option grants over the past three years. Plans that provide for historical grant patterns of greater than eight to twelve percent are generally not supported.
Repricing: SSgA FM will vote against any plan where repricing is expressly permitted. If a company has a history of repricing underwater options, the plan will not be supported.
Share Repurchases: If a company makes a clear connection between a share repurchase program and its intent to offset dilution created from option plans and the company fully discloses the amount of shares being repurchased, the voting dilution calculation may be adjusted to account for the impact of the buy back.
Companies who do not (i) clearly state the intentions of any proposed share buy-back plan or (ii) do not disclose a definitive number of the shares to be bought back and, (iii) the time frame during which the shares will be bought back will not have any such repurchase plan factored into the dilution calculation.
162(m) Plan Amendments: If a plan would not normally meet SSgA FM criteria described above, but is primarily being amended to add specific performance criteria to be used with awards designed to qualify for performance-based exception from the tax deductibility limitations of Section 162(m) of the Internal Revenue Code, then SSgA FM will support the proposal to amend the plan.
Employee Stock Option Plans
SSgA FM generally votes for stock purchase plans with an exercise price of not less than 85% of fair market value. However, SSgA FM takes market practice into consideration.
Compensation Related Items
SSgA FM will generally support the following proposals:
•	Expansions to reporting of financial or compensation-related information, within reason

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee
SSgA FM will generally vote against the following proposals:
•	Retirement bonuses for non-executive directors and auditors
VII. MISCELLANEOUS/ROUTINE ITEMS
SSgA FM generally supports the following miscellaneous/routine governance items:
•	Reimbursement of all appropriate proxy solicitation expenses associated with the election when voting in conjunction with support of a dissident slate.

•	Opting out of business combination provision

•	Proposals that remove restrictions on the right of shareholders to act independently of management

•	Liquidation of the company if the company will file for bankruptcy if the proposal is not approved

•	Shareholder proposals to put option repricings to a shareholder vote

•	General updating of or corrective amendments to charter and by-laws not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

•	Change in corporation name

•	Mandates that amendments to bylaws or charters have shareholder approval

•	Management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable

•	Repeals, prohibitions or adoption of anti-greenmail provisions

•	Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduce and proposals to implement a reverse stock split to avoid delisting.
SSgA FM generally does not support the following miscellaneous/routine governance items:
•	Proposals asking companies to adopt full tenure holding periods for their executives.

•	Reincorporation to a location that we believe has more negative attributes than its current location of incorporation

•	Shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable

•	Proposals to approve other business when it appears as voting item

•	Proposals giving the board exclusive authority to amend the bylaws

•	Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.
VII. ENVIRONMENTAL AND SOCIAL ISSUES
Proposals relating to social and environmental issues, typically initiated by shareholders, generally request that the company disclose or amend certain business practices. Where it appears there is a potential effect on shareholder or economic value of a company that is related to a specific environmental or social issue, SSgA FM evaluates the shareholder proposal addressing the issue on a case-by-

case basis. Absent a compelling economic impact on shareholder value, SSgA FM will typically abstain from voting on these proposals.
Record Keeping
In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM’s office:
1) FM’s Proxy Voting Policy and any additional procedures created pursuant to such Policy;
2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
5) a copy of each written request from a client, and response to the client, for information on how FM voted the client’s proxies.
More Information
Any client who wishes to receive information on how its proxies were voted should contact its SSgA FM relationship manager.